Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.Certain schedules (or similar attachments) also marked by “[***]” have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

Exhibit 10.1

MELLO WAREHOUSE SECURITIZATION TRUST 2026-1,
as Issuer

LOANDEPOT.COM, LLC,
as Servicer

U.S. BANK NATIONAL ASSOCIATION,
as Standby Servicer and Securities Intermediary

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee and Note Calculation Agent

_____________________________
INDENTURE

Dated as of April 27, 2026

132516932

Schedule I        Perfection Representations, Warranties and Covenants
EXHIBIT A-1        Form of Rule 144a Global Note
EXHIBIT A-2        Form of Rule 144a Definitive Note
EXHIBIT B-1        Form of Monthly Payment Date Statement (Pre-Default Period)
EXHIBIT B-2        Form of Monthly Payment Date Statement (Termed out)
EXHIBIT C Form of Investor Certification
EXHIBIT D-1    Form of Monthly Servicer Report (Prior to the occurrence and continuance of an Event of Default under the Master Repurchase Agreement)
EXHIBIT D-2    Form of Monthly Servicer Report (Upon the occurrence and continuance of an Event of Default under the Master Repurchase Agreement)
EXHIBIT E    Underwriting Guidelines for Jumbo Mortgage Loans

This INDENTURE, dated as of April 27, 2026 (this “Indenture”), is entered into among MELLO WAREHOUSE SECURITIZATION TRUST 2026-1, a statutory trust established under the laws of Delaware, as issuer (the “Issuer”), LOANDEPOT.COM, LLC, as servicer (the “Servicer”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Standby Servicer and Securities Intermediary, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (in such capacity, the “Indenture Trustee”) and Note Calculation Agent.
PRELIMINARY STATEMENT
WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes, issuable as provided in this Indenture;
WHEREAS, all things necessary have been done to make this Indenture a legal, valid and binding agreement of the Issuer, in accordance with its terms; and
WHEREAS, all things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer as hereinafter provided;
NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Noteholders, as follows:
GRANTING CLAUSE
The Issuer hereby Grants to the Indenture Trustee on the date hereof, for the benefit of the Indenture Trustee and the Noteholders, all of the Issuer’s right, title and interest in and to the assets of the Issuer (individually, the “Collateral” and, collectively, the “Trust Estate”), including, without limitation, the Issuer’s interest in the Purchased Assets, all Instruments evidencing Purchased Assets and the Servicing Records, all of the Issuer’s rights under the Master Repurchase Agreement and all related servicing rights, the Program Agreements (to the extent the Program Agreements and the Issuer’s rights thereunder relate to the Purchased Assets), any related Takeout Commitments, any Property relating to the Purchased Assets, all insurance policies and insurance proceeds relating to any Purchased Asset or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and FHA Mortgage Insurance Contracts and VA Loan Guaranty Agreements (if any), Income, the Accounts, accounts (including any interest of the Issuer in escrow accounts) and any other contract rights, instruments, payments, rights to payment (including payments of interest or finance charges), general intangibles and other assets relating to the Purchased Assets or any interest in the Purchased Assets, and any proceeds (including any securitization proceeds) and payments or distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Trust Receipt, Participation Certificate or other Instrument, in all instances, whether now owned or hereafter acquired, now existing or hereafter created.

The foregoing Grants are made to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.
In connection with the foregoing, the Issuer hereby transfers, assigns, conveys and delegates to the Indenture Trustee for the benefit of the Noteholders, without recourse and without representation or warranty from the Indenture Trustee (except as provided in the Program Agreements) all right, claim, title and interest of the Issuer in, to and under the Master Repurchase Agreement, the related transactions and confirmations evidencing the same and the related Purchased Assets. The Indenture Trustee hereby accepts the foregoing transfer and assignment in accordance with the terms hereof.
GENERAL COVENANT
IT IS HEREBY COVENANTED AND DECLARED that each Note is to be authenticated and delivered by the Indenture Trustee on the Closing Date, that the Collateral is to be held by or on behalf of the Indenture Trustee and that moneys in or from the Trust Estate are to be applied by the Indenture Trustee for the benefit of the Noteholders, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Indenture Trustee, for the equal and proportionate benefit and security of each Noteholder, as follows:

ARTICLE I.

DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1.    Definitions.
Whenever used in this Indenture, the following words and phrases, unless the context otherwise requires, shall have the meanings set forth below or, if not specified in this Indenture, then in the Master Repurchase Agreement.
“Accounts” means each of the Payment Account, the Buyer’s Account and the Reserve Account.
“Administration Agreement” means the Administration Agreement, dated as of the date hereof, between the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.
“Administrator” means loanDepot.com, LLC or its permitted successors and assigns under the Administration Agreement.
“Administrator Fee” means the annual fee payable to the Administrator for its services pursuant to the Administration Agreement, which shall be $[***] payable in April of each year beginning in April 2027.
“Affiliate” means, with respect to a Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies.
“Annual Noteholders’ Tax Statement” has the meaning set forth in Section 6.3.
“Asset Tape” has the meaning assigned to such term in the Master Repurchase Agreement.
“Auction Period” has the meaning specified in Section 9.6(b).
“Authorized Officer” means, with respect to the Issuer, any authorized employee or agent of the Administrator, or an authorized officer of the Owner Trustee.
“Available Funds Rate” means, with respect to each Class of Notes and any Payment Date following the occurrence and continuance of an Indenture Event of Default, a rate per annum (adjusted for the actual number of days in the related Interest Accrual Period) equal to the product of (x) a fraction, expressed as a percentage, the numerator of which is the amount of interest received on the Purchased Assets during the related Interest Accrual Period minus the Monthly Aggregate Fee, the Delinquent Loan Reviewer Fee, the Mortgage Loan Custodial Fee and any other amounts reimbursable by the Issuer to the Standby Servicer, the Owner Trustee, the Collateral Agent, the Note Calculation Agent, the Delinquent Loan Reviewer or the Indenture

Trustee during such Interest Accrual Period and any Extraordinary Expenses paid by the Issuer during such Interest Accrual Period, and the denominator of which is the aggregate Note Balance of the Notes immediately prior to the related Payment Date, and (y) 12.
“AVM” means a value for a Mortgaged Property based on an automated valuation model.
“Basis Risk Shortfall Amount” means, with respect to each Class of Notes and any Payment Date following the occurrence of a Repo Trigger Event or the occurrence and continuance of an Indenture Event of Default, an amount equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Term SOFR Rate plus the Specified Margin set forth in the definition of Note Rate over (b) the amount of interest actually accrued on such Class based on the Note Rate for such Payment Date and (ii) the unpaid portion of any Basis Risk Shortfall Amount from the prior Payment Date together with accrued interest at the related Note Rate without regard to the Available Funds Rate. Any Basis Risk Shortfall Amount for a Payment Date shall be paid on such Payment Date or future Payment Dates to the extent of funds available.
“Benchmark” means as of the Closing Date, the Term SOFR Rate; provided, that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement.
“Benchmark Determination Date” means with respect to a Payment Date, (i) if the Benchmark is the Term SOFR Rate, the SOFR Determination Date and (ii) if the Benchmark is any other rate, the date determined by the Administrator in accordance with the Benchmark Replacement Conforming Changes.
“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Administrator as of the related Benchmark Replacement Date:
(i) the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment; and
(ii) the sum of: (a) the alternate rate of interest that has been selected by the Administrator as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated securitizations at such time and (b) the Benchmark Replacement Adjustment.
“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Administrator as of the related Benchmark Replacement Date:
(i) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected, endorsed or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; and
(ii) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrator giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated securitization transactions at such time.
“Benchmark Replacement Conforming Changes” means in connection with the determination of any Benchmark Transition Event or Benchmark Replacement Date or the adoption of any Benchmark Replacement, Unadjusted Benchmark Replacement or Benchmark Replacement Adjustment, any technical, administrative or operational changes (including changes to the definition of “Accrual Period,” timing and frequency of determining rates and making payments of interest, changes to the definition of “Corresponding Tenor” and other administrative matters) that the Administrator decides may be appropriate to reflect such determination or adoption in a manner substantially consistent with market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no such market practice exists), in such other manner as the Administrator determines is reasonably necessary.
“Benchmark Replacement Date” means the applicable date set forth below:
(i) in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the relevant Benchmark permanently or indefinitely ceases to provide such Benchmark; or
(ii) in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information.
For the avoidance of doubt, with respect to a Payment Date, if the Benchmark Replacement Date occurs on the same day as the related Benchmark Determination Date, the Benchmark Replacement Date shall be deemed to have occurred prior to such Benchmark Determination Date.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(i) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that the administrator has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(ii) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or
(iii) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.
“Benchmark Transition Event Notice” means as defined in Section 2.15(b)(ii).
“Benefit Plan Investor” means (i) any “employee benefit plan” as defined in and subject to Title I of ERISA, (ii) any “plan” as defined in and subject to Section 4975 of the Code, or (iii) any entity or account any of the assets of which are deemed to be “plan assets” (within the meaning of the Plan Asset Regulation).
“Book-Entry Notes” means Notes for which ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.16; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.
“Book-Entry System” means the Treasury/Reserve Automated Debt Entry System maintained at The Federal Reserve Bank of New York.
“BPO” means a broker’s price opinion.
“Business Day” means any day other than (i) Saturday or Sunday, (ii) a day on which banking institutions in New York City, NY, Chicago, IL, Wilmington, DE or any other city where the corporate trust office or the principal office of the Indenture Trustee, Owner Trustee or the Collateral Agent is located, are authorized or required by law or executive order to be closed for business or (iii) a day on which the Book-Entry System and DTC are not open for business.
“Buyer” means the Issuer as buyer under the Master Repurchase Agreement and the Indenture Trustee as assignee of the Issuer through the assignment of the Master Repurchase Agreement hereunder.
“Buyer’s Account” means the account established by the Collateral Agent for the benefit of the Issuer as buyer under the Master Repurchase Agreement.
“Certificate Paying Agent” shall have the meaning assigned to such term in the Trust Agreement.
“Certificate Registrar” shall have the meaning assigned to such term in the Trust Agreement.

“Certificated Purchased Security” means, with respect to each Purchased Asset that is a Participation Certificate, the meaning specified in Section 8-102(a)(4) of the UCC.
“Certificateholder” means, with respect to the Trust Certificate, the Person in whose name such Trust Certificate is registered on the Certificate Register, as defined in the Trust Agreement.
“Class” means collectively, all of the Notes bearing the same alphabetical class designation.
“Class A Notes” means any of the Class A Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee pursuant to this Indenture, substantially in the form of Exhibit A.
“Class B Notes” means any of the Class B Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee pursuant to this Indenture, substantially in the form of Exhibit A.
“Class C Notes” means any of the Class C Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee pursuant to this Indenture, substantially in the form of Exhibit A.
“Class D Notes” means any of the Class D Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee pursuant to this Indenture, substantially in the form of Exhibit A.
“Class E Notes” means any of the Class E Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee pursuant to this Indenture, substantially in the form of Exhibit A.
“Class F Notes” means any of the Class F Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee pursuant to this Indenture, substantially in the form of Exhibit A.
“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act or any successor provision thereto or Euroclear and Clearstream. The initial Clearing Agencies shall be DTC, Euroclear and Clearstream.
“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.
“Clearstream” means Clearstream Banking, société anonyme, a corporation organized under the laws of the Grand Duchy of Luxembourg.
“Closing Date” means April 27, 2026.

“Code” means the United States Internal Revenue Code of 1986, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.
“Collateral” has the meaning specified in the Granting Clause hereof.
“Collateral Agent” means U.S. Bank Trust Company, National Association or its permitted successors and assigns as collateral agent under the Master Repurchase Agreement.
“Collateral Analytics” means Collateral Analytics (CA) or its permitted successors and assigns.
“Confirmation” has the meaning specified in the Master Repurchase Agreement.
“Corporate Trust Office” means the office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this Indenture is located at (i) for all purposes other than Note transfers, 190 S. LaSalle Street, 7th Floor, MK-IL-SL7R, Chicago, Illinois 60603, Attention: Mello Warehouse Securitization Trust 2026-1 and (ii) for Note transfer purposes, 111 Fillmore Avenue East, St. Paul, Minnesota, 55107, Attn: Bondholder Services, EP-MN-WS2N, Mello Warehouse Securitization Trust 2026-1, or at any other time at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer.
“Corresponding Tenor” means a tenor (including overnight) having the length (disregarding any business day adjustment) of 30 days or one-month, and with respect to a Benchmark Replacement, a tenor (including overnight) having approximately the same length (disregarding any business day adjustment) as the applicable tenor for the then-current Benchmark.
“Current Interest Amount” means, for each Payment Date and any Class of Notes, an amount equal to the product of (i) the Note Balance of such Class as of the day immediately preceding such Payment Date, (ii) the applicable Note Rate for the Interest Accrual Period related to such Payment Date and (iii) the actual number of days in such Interest Accrual Period divided by 360.
“Custodial Acknowledgment” means the Custodial Acknowledgment and Notice of Transfer and Pledge, dated as of the date hereof, by the Issuer, and as acknowledged and agreed to by the Mortgage Loan Custodian, loanDepot.com, LLC and U.S. Bank Trust Company, National Association, as indenture trustee.
“Daily Collateral Agent Statement” has the meaning set forth in the Master Repurchase Agreement.
“DBRS” means DBRS, Inc., or any successor thereto.
“Definitive Notes” means definitive, fully registered Notes of a Class.

“Delinquent Loan Reviewer” shall have the meaning set forth in Section 4.4(e) hereof.
“Delinquent Loan Reviewer Fee” means, with respect to any Payment Date, the fee payable to the Delinquent Loan Reviewer for the performance of its services hereunder.
“Delivery” means the taking of the following steps:
(a)    in the case of each Certificated Purchased Security, (A) causing the delivery of such Certificated Purchased Security to the Indenture Trustee or the Collateral Agent, on behalf of the Indenture Trustee, registered in the name of the Indenture Trustee or indorsed to the Indenture Trustee or in blank by an effective endorsement, and (B) causing the Indenture Trustee or the Collateral Agent, on behalf of the Indenture Trustee, to maintain continuous possession of such Certificated Purchased Security;
(b)    in the case of each financial asset (as defined in Section 8-102(a)(9) of the UCC) not covered by the foregoing clause (a), causing the transfer of such financial asset to the Indenture Trustee in accordance with applicable law and regulation and causing the Indenture Trustee to credit such financial asset to the Payment Account; and
(c)    in the case of the Payment Account (which constitutes a “deposit account” under Section 9-l02(a)(29) of the UCC), causing (i) the Indenture Trustee continuously to (A) be the “Customer” with respect to such Payment Account and, (B) except as may be expressly provided herein to the contrary, have dominion and control over such account and (ii) the depository bank to agree that it will comply with instructions issued by the Indenture Trustee with respect to the disposition of funds held in such Payment Account without further consent of the Issuer.
“Diligence Provider” means Clayton Services LLC, a Delaware limited liability company, or a Qualified Successor Diligence Provider appointed by the Seller, and their respective successors and assigns under the Monitoring Agreement.
“Diligence Report” means any of the Initial Diligence Report and/or Final Diligence Report, as the context may require.
“DTC” means The Depository Trust Company.
“Due Period” means, with respect to any Payment Date, the period commencing the day following the immediately preceding Payment Date to and including such Payment Date.
“Electronic Agent” means MERSCORP Holdings, Inc.

“Eligible Account” means either (a) a segregated account with an Eligible Institution or (b) a segregated account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and holding funds deposited for the trustee in such account, so long as (i) the long term unsecured debt on the most senior series of notes of such depository institution shall be rated at least “BBB” by DBRS

(to the extent rated by DBRS) or the long-term issuer rating of such depository institution shall be at least “BBB” by DBRS (to the extent rated by DBRS) and (ii) the capital and surplus of such institution is not less than $[***]. If any account ceases to be an Eligible Account, then a best efforts attempt shall be made to transfer such Eligible Account, within [***] of notice that such account is no longer an Eligible Account, to an institution where such account would be an Eligible Account.

“Eligible Institution” means a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) meets the Eligible Institution Ratings set forth in this Indenture and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation. If so qualified, the Indenture Trustee, the Securities Intermediary, or the Owner Trustee may be considered an Eligible Institution for the purposes of this definition.
“Eligible Institution Ratings” means either (A) a long term unsecured debt rating or issuer rating of at least “AA” by DBRS (to the extent rated by DBRS) or (B) a short-term deposit or issuer rating of at least “R-1 (high)” by DBRS (to the extent rated by DBRS), or any other long term, short term or certificate of deposit or issuer rating acceptable to the Rating Agency.
“Eligible Mortgage Loans” has the meaning given to such term in the Master Repurchase Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Escrow Agent and Custodian” means Deutsche Bank National Trust Company, not in its individual capacity but solely in its capacities as (i) escrow agent under the Escrow Agreement and (ii) custodian under two mortgage loan participation purchase agreements specified in the Escrow Agreement.
“Escrow Agreement” means the Fourth Amended and Restated Escrow Agreement, dated as of August 16, 2016 among the Escrow Agent and Custodian, the Warehouse Providers and Gestation Purchasers, and the Seller, as amended.
“Escrow Agreement Joinder” means Amendment No. 19 and Joinder to the Fourth Amended and Restated Escrow Agreement, dated on or about the Closing Date among the Escrow Agent and Collateral Agent, the Warehouse Providers and Gestation Purchasers and the Seller, as amended, restated and supplemented from time to time.
“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.
“Event of Bankruptcy” means with respect to the Seller or the Issuer, any commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such entity or any of its assets.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expected Maturity” means the business day immediately following the Expiration Date.
“Expiration Date” means April 24, 2029, or if such date is not a Business Day, the immediately following Business Day.
“Extraordinary Expense Cap” means an annual amount equal to $[***]; provided that the Extraordinary Expense Cap will not apply (i) on the Expiration Date, (ii) on any Payment Date following the Pre-Default Period or (iii) on any Payment Date following a Sale.
“Extraordinary Expenses” means any unanticipated fees or expenses of, or indemnities owed by, the Issuer consisting of amounts payable or reimbursable to any of the Indenture Trustee (including in its capacities as Certificate Paying Agent and Certificate Registrar under the Trust Agreement), the Owner Trustee, the Standby Servicer, the Note Calculation Agent, the Collateral Agent, the Electronic Agent and, following a Repo Event of Default, the Mortgage Loan Custodian, by the Issuer pursuant to the terms of any Program Agreement and any other unanticipated costs, fees, expenses, liabilities, taxes and losses borne by the Issuer for which the Issuer has not and, in the reasonable good faith judgment of the Indenture Trustee, shall not, obtain reimbursement or indemnification from any other Person. The Indenture Trustee may make withdrawals from the Payment Account to pay itself or any other party the amount of any Extraordinary Expenses in accordance with Section 6.1(d) or Section 6.1(e), as applicable.
“Failed Auction Period” means immediately following the expiration of the Auction Period, if it is determined that the Minimum Sale Price will not be received.
“Fannie Mae” means Fannie Mae, the government sponsored enterprise formerly known as the Federal National Mortgage Association.
“FHA” means the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto, and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.
“FHA Mortgage Insurance” means mortgage insurance authorized under the National Housing Act, as amended from time to time, and provided by the FHA.
“FHA Mortgage Insurance Contract” means the contractual obligation of the FHA to provide FHA Mortgage Insurance pursuant to the National Housing Act (12 U.S.C. 1709, 1715(b)).
“FHA Mortgage Loan” shall mean a Mortgage Loan that is the subject of an FHA Mortgage Insurance Contract.
“FHA Regulations” shall mean regulations promulgated by HUD under the Federal Housing Administration Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Mortgage Loans, including the related handbooks, circulars, notices and mortgagee letters.

“FHA Streamline Mortgage Loan” shall mean a Mortgage Loan originated under the FHA streamline program.
“Final Diligence Report” has the meaning specified in Section 4.4(a) hereof.
“Final Stated Maturity Date” means, with respect to the Notes, one (1) year after the maturity date of the latest maturing Purchased Asset, which is expected to be the Payment Date occurring in May 2060.
“Foreclosure Proceeding” means any proceeding, non-judicial sale or power of sale or other proceeding (judicial or non-judicial) for the foreclosure, sale or assignment of any Mortgage Loan, Mortgaged Property or any other Collateral under any Mortgage.
“FRBNY’s Website” means the website of the FRBNY, currently at https://www.newyorkfed.org, or at such other page as may replace such page on the FRBNY’s website.
“Freddie Mac” means the Federal Home Loan Mortgage Corporation or any successor thereto.
“GAAP” means generally accepted accounting principles set forth in the statements and pronouncements of the Financial Accounting Standards Board and opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants or in such other statements by such other entity as may be approved by a significant segment of the accounting industry.
“Global Note” shall mean any Note, ownership and transfers of which shall be made through book entries by a Clearing Agency.
“Governmental Authority” means any federal, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.
“Grant” means to mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of Collateral shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such Collateral and all other moneys and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.
“Guaranty” means the guaranty, dated as of the Closing Date, by LD Holdings Group LLC for the benefit of the Buyer.

“Holder” and “Noteholder” means the Person in whose name a Note is registered in the Note Register.
“HUD” shall mean the U.S. Department of Housing and Urban Development.
“Income” has the meaning given to such term in the Master Repurchase Agreement.
“Indebtedness” as applied to any Person, means, [***].
.“Indenture Event of Default” means an event of default as set forth in Section 9.1.
“Indenture Trustee Fee Rate” means [***]% divided by twelve (12).
“Initial Diligence Report” has the meaning specified in Section 4.4(a) hereof.
“Initial Purchasers” means, collectively, Jefferies LLC and Nomura Securities International, Inc.
“Intercreditor Agreement” means the Fourth Amended and Restated Intercreditor Agreement, dated as of August 16, 2016 among the Warehouse Providers and Gestation Purchasers and the Seller, as amended.
“Intercreditor Agreement Joinder” means Amendment No. 19 and Joinder to the Fourth Amended and Restated Intercreditor Agreement, dated on or about the Closing Date, among the Warehouse Providers and Gestation Purchasers and the Seller, as amended, restated and supplemented from time to time.
“Intercreditor Documents” means the Escrow Agreement, the Escrow Agreement Joinder, the Intercreditor Agreement, the Intercreditor Agreement Joinder, the Joint Securities Account Control Agreement and the JSACA Joinder.
“Interest Accrual Period” means, with respect to any Payment Date and each Class of Notes, the period from and including the immediately preceding Payment Date (or the Closing Date in the case of the first Payment Date) to and including the day immediately preceding such Payment Date.
“Interest Coverage Amount” has the meaning given to such term in the Master Repurchase Agreement.
“Interest Payment Amount” means, for each Payment Date and a Class of Notes, an amount equal to the sum of (i) the Current Interest Amount for such Payment Date and such Class of Notes and (ii) the Interest Shortfall Amount for such Payment Date and such Class of Notes.
“Interest Shortfall Amount” means, for any Payment Date and a Class of Notes, the excess, if any of (a) the Interest Payment Amount for such Class of Notes for the immediately preceding Payment Date over (b) the amount paid to the holders of such Class of Notes in respect of the Interest Payment Amount for such Class of Notes on such immediately preceding Payment Date plus interest on that amount at the applicable Note Rate.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Investor Certification” means a certificate (which may be in electronic form) substantially in the form of Exhibit C to this Agreement or in the form of an electronic certification contained on the Indenture Trustee’s website.
“Issuer Order” and “Issuer Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.
“Jumbo Mortgage Loan” means a Mortgage Loan that is originated pursuant to the applicable underwriting guidelines set forth in Exhibit E.
“Joint Securities Account Control Agreement” means the Fourth Amended and Restated Escrow Agreement, dated as of August 16, 2016 among the Joint Securities Intermediary, the Warehouse Providers and Gestation Purchasers, and the Seller, as amended.
“Joint Securities Intermediary” means Deutsche Bank National Trust Company, not in its individual capacity but solely in its capacity as securities intermediary.
“JSACA Joinder” means Amendment No. 19 and Joinder to the Fourth Amended and Restated Escrow Agreement, dated on or about the Closing Date among the Joint Securities Intermediary, the Warehouse Providers and Gestation Purchasers and the Seller, as amended, restated and supplemented from time to time.
“Level C Exception” means, [***].
“Level D Exception” means, [***].
“Lien” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.
“Margin Account” has the meaning given to such term in the Master Repurchase Agreement.
“Market Value” has the meaning given to such term in the Master Repurchase Agreement.
“Master Confirmation” means the Master Repurchase Agreement Confirmation to the Master Repurchase Agreement, dated as of the date hereof, by the Seller and as accepted, agreed and acknowledged by the Issuer, as the same may at any time be amended, modified or supplemented.
“Master Repurchase Agreement” means the Master Repurchase Agreement, dated as of the date hereof between the Issuer and the Seller and as agreed and acknowledged by the Collateral Agent and Securities Intermediary, including all annexes thereto and as supplemented by the Master Confirmation and each individual Confirmation, as the same may at any time be amended, modified or supplemented.
“Minimum Sale Price” has the meaning specified in Section 9.6(b) hereof.
“Monitoring Agreement” means the Monitoring Agreement, dated as of the date hereof, between the Issuer and the Diligence Provider, and as acknowledged and agreed by loanDepot.com, LLC, as seller and administrator.
“Monthly Aggregate Fee” means, with respect to each Interest Accrual Period, the sum of the Monthly Collateral Agent Fee, the Monthly Indenture Trustee Fee, the Standby Servicing Fee, the Monthly Servicing Fee, the Owner Trustee Fee, the Administrator Fee and the Review Fee, if any, payable for the Payment Date relating to such Interest Accrual Period.
“Monthly Collateral Agent Fee” means, with respect to each Payment Date, the fee payable to the Collateral Agent [***].
“Monthly Indenture Trustee Fee” means, with respect to each Payment Date, the fee payable to the Indenture Trustee [***].
“Monthly Payment Date Statement” means, with respect to any Payment Date, a report setting forth (A) the amounts to be withdrawn from the Payment Account and paid pursuant to Section 6.1(d) or Section 6.1(e), as applicable, on such Payment Date, (B) the total amount to be paid to the Noteholders on such Payment Date and separately identifying the portion of such payment allocable to interest and the portion allocable to principal, which shall be prepared in accordance with Section 4.1 hereof and (C) the other matters set forth in Section 4.1, in the form attached as Exhibit B-1 for any Payment Date prior to the occurrence and continuance of a Repo Event of Default and in the form attached as Exhibit B-2 for any Payment Date upon the occurrence and continuance of a Repo Event of Default.
“Monthly Servicer Report” means with respect to each Reporting Date (i) prior to the occurrence and continuance of an Event of Default under the Master Repurchase Agreement, a report in the form of Exhibit D-1 and (ii) upon the occurrence and continuance of an Event of Default under the Master Repurchase Agreement, a report in the form of Exhibit D-2, which in each case, shall provide information regarding the Purchased Mortgage Loans as of the last day of the calendar month preceding the related Reporting Date.
“Monthly Servicing Fee” has the meaning specified in Section 4.3(e) hereof.
“Mortgage Loan Custodial and Disbursement Agreement” means the Mortgage Loan Custodial and Disbursement Agreement, dated the Closing Date, among the Seller, the Issuer and

Deutsche Bank National Trust Company, as Mortgage Loan Custodian, as amended, restated or modified from time to time and in effect.
“Mortgage Loan Custodial Fee” means the monthly fee payable to Mortgage Loan Custodian for its services rendered as mortgage loan custodian and disbursement agent pursuant to the Mortgage Loan Custodial and Disbursement Agreement.
“Mortgage Loan Custodian” means Deutsche Bank National Trust Company, not in its individual capacity but solely as custodian of the Mortgage Loan Files and other evidence of the Purchased Assets or in its capacity as disbursement agent under the Mortgage Loan Custodial and Disbursement Agreement, as applicable.
“Mortgage Loan Files” has the meaning specified thereto in the Mortgage Loan Custodial and Disbursement Agreement.
“NMWHFIT” means a “Non-Mortgage Widely Held Fixed Investment Trust” as that term is defined in Treasury Regulation Section 1.671-5(b)(12) or successor provisions.
“Note Balance” means, with respect to any Class of Notes and any date of determination, the amount stated for such Class in the column “Initial Note Balance” in Section 2.1, reduced by (i) any payments of principal actually made on such Class of Notes on all previous Payment Dates and (ii) any amounts allocated to reduce the balance thereof pursuant to Section 6.4 hereof.
“Note Calculation Agent” means, with respect to any Note, U.S. Bank Trust Company, National Association, as agent for purposes of calculating the applicable Note Rate, or its designee.
“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).
“Note Purchase Agreement” means the Note Purchase Agreement, dated April 23, 2026, by and among the Issuer, loanDepot.com, LLC and Jefferies LLC and Nomura Securities International, Inc. each as an initial purchaser, as amended from time to time.
“Note Rate” means, for each Class of Notes and any Payment Date, a per annum rate equal to the sum of the Term SOFR Rate (subject to a minimum rate of 0.00%) plus the applicable Specified Margin, provided, however, that (i) following a Failed Auction Period, the Term SOFR Rate shall be capped for each Payment Date following the Failed Auction Period at a rate equal to the Term SOFR Rate on the final Payment Date during the Failed Auction Period plus an additional [***]% and (ii) if such Payment Date occurs on or after the occurrence of a Repo Trigger Event or the occurrence and continuance of an Indenture Event of Default, the Note Rate shall be the lesser of (x) the sum of the Term SOFR Rate (subject to a minimum rate of 0.00%) plus the applicable Specified Margin and (y) the Available Funds Rate.

“Note Register” means the register maintained pursuant to Section 2.5, providing for the registration of the Notes and transfers and exchanges thereof.
“Note Registrar” has the meaning specified in Section 2.5(a).
“Notes” means, collectively, the Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes and Class F Notes.
“Officer’s Certificate” means a certificate signed by an Authorized Officer of the Issuer or the Administrator on behalf of the Issuer.
“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Indenture Trustee. The counsel may be an employee of or counsel to the Issuer, unless the Required Noteholders shall notify the Indenture Trustee in writing of objection thereto prior to the effective date of the action to which such Opinion of Counsel relates.
“Optional Prepayment” shall have the meaning assigned to such term in the Confirmation.
“Outstanding Asset Balance” means, as of any date of determination, the aggregate outstanding principal balance of the Purchased Mortgage Loans on such date.
“Owner Trustee” means Wilmington Savings Fund Society, FSB, not in its individual capacity but solely in its capacity as owner trustee under the Trust Agreement, or its successor or assign in such capacity.
“Owner Trustee Fee” means the annual fee payable to the Owner Trustee for its services pursuant to the Trust Agreement, which shall be [***] payable in April of each year beginning in April 2027. The Owner Trustee’s first year’s annual fee will be payable by the Seller on the Closing Date.
“Owner Trustee Lien” means the lien on the Owner Trust Estate granted to the Owner Trustee pursuant to Section 8.3 of the Trust Agreement, which (as provided in such section) is subject to the prior lien of the Indenture.
“Payment Account” means the account established as such pursuant to Section 5.1(a).
“Payment Date” means, with respect to the Notes the twenty-fifth (25th) day of each calendar month or if such day is not a Business Day, the next succeeding Business Day, beginning in May 2026.
“Payment Determination Date” means one Business Day prior to each Payment Date.
“Perfection Representations” shall have the meaning set forth in Schedule I hereto.
“Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP and (ii)

mechanics’, materialmen’s, landlords’, warehousemen’s and carrier’s Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not more than [***] past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP.
“Person” means and includes an individual, a partnership, a corporation, a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a government or an agency or political subdivision or instrumentality thereof.
“Plan Asset Regulation” means the Department of Labor Regulation located at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA.
“Potential Indenture Event of Default” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Indenture Event of Default.
“Pre-Default Period” means the period commencing on the Closing Date and ending on the earliest of (a) the business day immediately following the Expiration Date, (b) the occurrence and continuance of an Indenture Event of Default or (c) the occurrence of a Repo Trigger Event.
“Prepayment Amount” means, with respect to any Purchased Mortgage Loans subject to an Optional Prepayment, an amount equal to the principal portion of the aggregate Repurchase Price for such Purchased Mortgage Loans.
“Price Differential” has the meaning given to such term in the Master Repurchase Agreement.
“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.
“Program Agreements” means, collectively, this Indenture, the Trust Agreement, the Administration Agreement, the Master Repurchase Agreement, the Master Confirmation, the Guaranty, the Monitoring Agreement, the Note Purchase Agreement, the Mortgage Loan Custodial and Disbursement Agreement, the Custodial Acknowledgment, the Intercreditor Documents and, with respect to each Eligible Asset, the Confirmation.
“Purchased Assets” has the meaning given to such term in the Master Repurchase Agreement.
“Purchased Mortgage Loans” has the meaning given to such term in the Master Repurchase Agreement.
“Qualified Successor Diligence Provider” means any of the following diligence providers: (i) [***], (ii) [***] or (iii) any other commercially recognized third party due diligence service provider for assets similar to the Purchased Mortgage Loans for whom the Rating Agency Condition has been satisfied.

“Rating Agency” means DBRS.
“Rating Agency Condition” means, [***].
“Realized Loss Amount” has the meaning set forth in Section 6.4 hereof.
“Record Date” means, with respect to any Payment Date and each Class of Notes and the Trust Certificate, the close of business on the Business Day immediately prior to such Payment Date.
“Reference Time” means with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, [***] the related Interest Accrual Period (with respect to the first Payment Date, [***]), and (2) if such Benchmark is not the Term SOFR Rate, the time determined by the Administrator (with the consent of the Required Noteholders).
“Relevant Governmental Body” means The Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“Repo Event of Default” means an “Event of Default” as defined in the Master Repurchase Agreement.
“Repo Guarantor” means LD Holdings Group LLC, as repo guarantor under the Guaranty or any permitted successor thereunder.
“Repo Trigger Event” means a Repo Event of Default has occurred and is continuing and has not been waived by the Required Noteholders pursuant to the terms of this Indenture.
“Reporting Date” means, with respect to the Notes the nineteenth (19th) day of each calendar month or if such day is not a Business Day, the next succeeding Business Day, beginning in May 2026.
“Repurchase Date” shall have the meaning assigned to such term in the Master Repurchase Agreement.
“Repurchase Price” shall have the meaning assigned to such term in the Master Repurchase Agreement.
“Required Noteholders” means Noteholders holding [***]% of the aggregate Note Balance of all Notes voting as a single class, unless the context specifically refers to a particular Class of Notes, in which case “Required Noteholders” means Noteholders holding [***]% of the Note Balance of such Class of Notes, in each case, excluding any Notes held by the Issuer, the Administrator, the Seller, the Repo Guarantor, the Servicer or any Affiliate of the Issuer, the Seller, the Repo Guarantor, the Administrator, or the Servicer.
“Required Principal Payment” means, with respect to each class of Securities, for any Payment Date, such Class’s pro rata portion of the sum of (i) the principal portion of the Prepayment Amount, if any, deposited into the Payment Account during the related Due Period and (ii) any cash withdrawn from the Buyer’s Account in respect of principal and deposited into the Payment Account pursuant to Section 5.2(a) or (b), including on the Expiration Date.
“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and retail installment sales acts).
“Reserve Account” means the account established as such pursuant to Section 5.1(b).
“Reserve Deposit” has the meaning specified in Section 4.4.
“Review” has the meaning specified in the Monitoring Agreement.
“Review Date” means the 30th day following the Closing Date and every 180 days thereafter (or, if any such day is not a Business Day, the next succeeding Business Day), ending on the Expiration Date.
“Review Fee” means with respect to each Payment Date, the per loan dollar based fee, if any, payable to the Diligence Provider for the services provided by it pursuant to the Monitoring Agreement and any expenses due to field work or out of pocket expenses pursuant to the Monitoring Agreement for the month in which such Payment Date occurs.
“Review Period” has the meaning specified in Section 4.4.
“Rule 144A” has the meaning specified in Section 2.4(a).
“Rule 144A Global Note” has the meaning specified in Section 2.4(a).
“Rule 17g-5” means Rule 17g-5 under the Exchange Act.
“Sale” means the sale of the Collateral pursuant to Section 9.6 following an Indenture Event of Default or Repo Trigger Event and satisfaction of the Minimum Sale Price.
“Securities” means, each Class of Notes and the Trust Certificates.
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Intermediary” has the meaning specified in Section 8-102(a)(14) of the applicable UCC.
“Securities Monthly Payment Amount” means, for any Payment Date occurring during the Pre-Default Period, the aggregate of (i) the Interest Payment Amount on each Class of Notes and (ii) the Required Principal Payments on each class of Securities.

“Security Entitlement” has the meaning specified in Section 8-102(a)(17) of the UCC.
“Seller” means loanDepot.com, LLC, as seller under the Master Repurchase Agreement or any permitted successor thereunder.
“Servicer” means loanDepot.com, LLC, any successor or assign.
“Servicing Addendum” means the provisions set forth in Schedule II attached hereto and made a part hereof.
“Servicing Advance” has the meaning specified in Schedule II.
“Servicing Records” has the meaning assigned to such term in the Master Repurchase Agreement.
“Servicing Termination Event” has the meaning specified in Section 4.3.
“Servicing Transfer Date” has the meaning specified in Schedule II.
“Similar Law” has the meaning set forth in Section 2.4(a)(iv) hereof.
“SOFR” means with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the FRBNY’s Website.
“SOFR Adjustment Conforming Changes” means with respect to any Term SOFR Rate, any technical, administrative or operational changes (including changes to the Accrual Period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Administrator decides, from time to time, may be appropriate to adjust such Term SOFR Rate in a manner substantially consistent with or conforming to market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice exists, in such other manner as the Administrator determines is reasonably necessary).
“SOFR Determination Date” means with respect to the first Payment Date, April 23, 2026, and with respect to each subsequent Payment Date prior to the occurrence of a Benchmark Transition Event, the second U.S. Government Securities Business Day prior to the immediately preceding Payment Date.
“Specified Margin” means (i) with respect to the Class A Notes, [***]%, (ii) with respect to the Class B Notes, [***]%, (iii) with respect to the Class C Notes, [***]%, (iv) with respect to the Class D Notes, [***]%, (v) with respect to the Class E Notes, [***]% and (vi) with respect to the Class F Notes, [***]%.
“Standby Servicer” means U.S. Bank National Association or its permitted successors and assigns.

“Standby Servicing Fee” with respect to each Payment Date, so long as the Standby Servicer is not the Servicer of any Purchased Asset, means the fee payable to the Standby Servicer. [***].
“Subsequent Recovery Amount” has the meaning set forth in Section 6.4 hereof.
“Tax Determination Event” means (1) delivery to the Indenture Trustee of an Opinion of Counsel to the effect that there has been a change in applicable tax law that would for U.S. federal or applicable state and local or franchise tax purposes (a) cause the Issuer not to be classified as a “trust,” under Treasury Regulations Section 301.7701-4(c), (b) cause the rights and obligations under the Applicable Agreements held by the Issuer not to be debt, (c) contradict the tax treatment of the Noteholders as owning undivided, beneficial interests in the Debt, or (d) have an adverse tax effect on the Issuer or the Noteholders or (2) rendering of an adverse binding determination by a governmental taxing authority on such issues.
“Tax Opinion” means in the context of any proposed amendment, modification or supplement of any Program Agreement, an Opinion of Counsel to the effect that such amendment, modification or supplement will not adversely affect the characterization of the Issuer as a “trust” under Treasury Regulations Section 301.7701-4(c).
“Term SOFR Rate” means for any Interest Accrual Period, as of the applicable Reference Time, the rate that appears on the Bloomberg ticker which displays one month Term SOFR as determined by CME Group Inc. (or such other Person that takes over the determination of such rate as recommended by the SOFR Administrator) (such ticker currently being Bloomberg ticker TSFR1M) and currently listed on the CME Group Inc. website: https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html. For purposes of calculating the Term SOFR Rate, the Term SOFR Rate shall be calculated to [***].
“Termination Date” means, the earliest of (a) the Expiration Date, (b) the Seller exercising its right to make an Optional Prepayment in full or (c) a Repo Trigger Event.
“TILA” means Truth In Lending Act of 1968, as amended.
“Transfer Agent” means U.S. Bank Trust Company, National Association or its successor in interest.
“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of the date hereof, among loanDepot.com, LLC, as seller, Wilmington Savings Fund Society, FSB, as Owner Trustee and U.S. Bank Trust Company, National Association, as Certificate Registrar and Certificate Paying Agent.
“Trust Certificates” means the certificates issued by the Issuer pursuant to the Trust Agreement evidencing the equity interest in the Purchased Assets.
“Trust Estate” has the meaning specified in the Granting Clause hereof.
“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Trust Officer” means, with respect to the Indenture Trustee and Standby Servicer, any Vice President, Assistant Vice President, Secretary, Treasurer, or trust officer working in the Corporate Trust Office of the Indenture Trustee from which this Indenture is being administered, and with respect to a particular matter, any other officer working in the Corporate Trust Office of the Indenture Trustee to whom such matter is referred because of such officer’s knowledge and familiarity with a particular subject, in each case having direct responsibility for the administration of this Indenture.
“U.S. Government Obligations” means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.
“U.S. Person” shall have the meaning given in Regulation S under the Securities Act.
“UCC” means the Uniform Commercial Code as in effect from time to time in the specified jurisdiction.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the applicable Benchmark Replacement Adjustment.
“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.
“United States Person” shall have the meaning assigned to such term in Section 7701(a)(30) of the Code.
“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Security Industry/Financial Market Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
“VA” shall mean the Veterans Administration, an agency within HUD, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations
“VA IRRR Mortgage Loan” shall mean VA Interest Rate Reduction Refinance Loan.
“VA Loan Guaranty Agreement” means the obligation of the United States to pay a specific percentage of a Purchased Mortgage Loan (subject to a maximum amount) upon default of the mortgagor pursuant to the Servicemen’s Readjustment Act of 1944, as amended.
“Valuation Deficiency” means, [***].
“Warehouse Providers and Gestation Purchasers” means, each of the lenders identified in the Escrow Agreement, the Escrow Agreement Joinder, the Intercreditor Agreement, the

Intercreditor Agreement Joinder, the Joint Securities Account Control Agreement and/or the JSACA Joinder, in each case, as amended from time to time.
“Wet Loans” means an Eligible Mortgage Loan for which the required loan documents included in the Mortgage Loan File have not yet been delivered to the Mortgage Loan Custodian.
“WHFIT” means a “Widely Held Fixed Investment Trust” as that term is defined in Treasury Regulation Section 1.671-5(b)(22) or successor provisions.
“written” or “in writing” means any form of written communication, including, without limitation, by means of telex, telecopier device, computer, electronic mail, telegraph or cable.
Section 1.2.    Cross-References.
Unless otherwise specified, references in this Indenture and in each other Program Agreement to any Article or Section are references to such Article or Section of this Indenture or such other Program Agreement, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.
Section 1.3.    Accounting and Financial Determinations; No Duplication.
Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Indenture, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Program Agreements shall be made without duplication.

ARTICLE II.

THE NOTES
Section 2.1.    Designation and Terms of Notes.
Each Note shall be substantially in the form specified in Exhibit A of this Indenture and shall bear, upon its face, the designation for such Note so selected by the Issuer and set forth in this Indenture. Subject to the conditions contained herein and in the other Program Agreements, the maximum aggregate Note Balance of Notes which may be authenticated and delivered under this Indenture is $500,000,000 except for Notes issued authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.11 and 2.13 hereof. Such aggregate Note Balance shall be divided among six Classes having the respective Class designations, initial Note Balances, Note Rates and Final Stated Maturity Dates as follows:

Class Designation	Initial Note Balance	Note Rate	Final Stated Maturity Date
Class A	$ 335,000,000	(1)	(2)
Class B	$ 5,500,000	(1)	(2)
Class C	$ 52,500,000	(1)	(2)
Class D	$ 46,750,000	(1)	(2)
Class E	$ 40,250,000	(1)	(2)
Class F	$ 20,000,000	(1)	(2)

_______________
(1)    See definition of Note Rate in Article I hereof.
(2)    See definition of Final Stated Maturity Date in Article I hereof.

Each Note shall have a Payment Date on the twenty-fifth (25th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day. The Notes shall be in denominations of $25,000, and in each case, integral multiples of $1 in excess thereof.
Section 2.2.    No Priority Among Notes.
Each Note of a particular Class shall rank pari passu with each other Note of such Class and be equally and ratably secured by the Collateral included in the Trust Estate. All Notes of a particular Class shall be substantially identical except as to denominations and as expressly permitted in this Indenture. The Holders of all Notes of a particular Class shall rank equally as to receipt of interest and principal, with no preference or priority being afforded to the Holder of any one Note of a particular Class over the Holder of any other Note of that particular Class.
Section 2.3.    Execution and Authentication.
(a)    An Authorized Officer shall sign the Notes for the Issuer by manual or facsimile signature. If an Authorized Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid. The Issuer shall deliver to the Indenture Trustee an executed Note and an authentication order each time it requests a new Note to be issued. No Note shall be entitled to any benefit under this Indenture or be valid for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly executed by the Indenture Trustee by the manual signature of an authorized signatory. Such signatures on such certificate shall be conclusive evidence, and the only evidence, that a Note has been duly authenticated under this Indenture. The Indenture Trustee’s certificate of authentication shall be in substantially the following form:
This is one of the Class [A] [B] [C] [D] [E] [F] Notes referred to in the within mentioned Indenture.
                            [__________________________],
                                as Indenture Trustee

                            By:
                            Authorized Signatory
(b)    Each Note shall be dated and issued as of the date of its authentication by the Indenture Trustee.
(c)    Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Note to the Indenture Trustee for cancellation as provided in Section 2.16, together with a written statement (which need not comply with Section 13.3 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Issuer, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.
Section 2.4.    Form of Notes; Book-Entry Provisions.
(a)    Each Class of Notes may be sold to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act (“Rule 144A”) and shall be issued in the form of a Global Note substantially in the form of Exhibit A attached hereto (each, a “Rule 144A Global Note”) with such legends as may be applicable thereto, which shall be deposited on behalf of the subscribers for the Notes represented thereby with a custodian for DTC, and registered in the name of DTC or a nominee of DTC, duly executed by the Issuer and authenticated by the Indenture Trustee as provided in Section 2.6 for credit to the accounts of the subscribers at DTC. The aggregate initial principal amount of a Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.
Prior to any sale or any transfer of a Note for a Rule 144A Global Note, such purchaser or Note Owner shall be deemed to have represented and agreed as follows:
(i)    It is a qualified institutional buyer as defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer;
(ii)    It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only in accordance with the transfer restrictions set forth in Section 2.8;
(iii)    It understands that the Notes will bear a legend substantially as set forth in Section 2.9; and
(iv)    It understands that it will be deemed to make the representations and warranties set forth in Section 2.8(g).

In addition, such purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Issuer or the initial purchaser of such Notes, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.
Section 2.5.    Note Registrar.
(a)    The Issuer shall (i) maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Note Registrar”). The Note Registrar shall keep a register of the Notes and of their transfer and exchange (the “Note Register”). The Issuer may appoint one or more co-registrars. The term “Note Registrar” includes any co-registrars. The Issuer may change any Note Registrar without prior notice to any Noteholder. The Issuer shall notify the Indenture Trustee in writing of the name and address of any agent not a party to Indenture. The Indenture Trustee is hereby initially appointed as the Note Registrar and agent for service of notices and demands in connection with the Notes. The entries in the Note Register shall be conclusive absent manifest error, and the Issuer and the Indenture Trustee shall treat each Person whose name is recorded in the Note Register pursuant to the terms hereof as a Noteholder hereunder for all purposes of this Indenture. This shall be construed so that the Notes under this Indenture are at all times maintained in “registered form” within the meaning of Section 5f.103-1(c) of the Treasury Regulations. The Note Registrar shall record the names and addresses of the Noteholders and the principal amounts and number of such Notes.
(b)    The Issuer shall enter into an appropriate agency agreement with any agent not a party to this Indenture. Such agency agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Indenture Trustee in writing of the name and address of any such agent. If the Issuer fails to maintain a Note Registrar and a Trust Officer of the Indenture Trustee has actual knowledge of such failure, or if the Issuer fails to give the foregoing written notice, the Indenture Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with this Indenture, until the Issuer shall appoint a replacement Note Registrar.
Section 2.6.    Noteholder List.
The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of the Notes. If the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Indenture Trustee at least [***] before each Payment Date and at such other time as the Indenture Trustee may request in writing, a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Holders of the Notes.
Section 2.7.    Restrictions on Transfers.
(a)    Transfers of beneficial interests in any Note shall be limited to transfers to qualified institutional buyers each in accordance with the procedures set forth herein.

(b)    No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless (x) such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt under applicable state securities law and (y) such sale or transfer meets the restrictions set forth in clause (a) above. Any Noteholder or Note Owner desiring to effect a transfer of Notes or interests therein shall, and does hereby agree to indemnify the Issuer, the Administrator, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Any transfer of an interest in any Note to a Person that is not a Qualified Institutional Buyer, shall be null and void and shall not be given effect for any purpose hereunder, and the Indenture Trustee shall hold any funds conveyed by the intended transferee of such interest for the transferor and shall promptly reconvey such funds to such Person in accordance with the written instructions thereof delivered to the Indenture Trustee.
(c)    Neither a member of any “expanded group” (as defined in Treasury Regulation Section 1.385-1(c)(4)) that includes the Seller or a “controlled partnership” (as defined in Treasury Regulation Section 1.385-1(c)(1)) of such expanded group shall acquire any Notes from the Trust, any Affiliate, or through the marketplace prior to obtaining an opinion of U.S. federal income tax counsel stating that the acquisition or reacquisition of such Note will not cause the Master Repurchase Agreement to fail to be Indebtedness for federal income tax purposes, or cause the Trust, initially upon acquisition of such Note or subsequent to the acquisition of such Note, to be classified as an association taxable as a corporation, as a publicly traded partnership, or as any arrangement other than a trust the investors in which are treated as the owners of the trust’s assets under Section 671 of the Code. The preceding sentence shall not apply to (i) any U.S. corporate member of the same U.S. corporate affiliated group (as defined in Section 1504 of the Code) filing a consolidated federal income tax return that includes the Seller (the “Trust Consolidated Group”) or (ii) a partnership all of the partners of which are either such U.S. corporate members of the Trust Consolidated Group as described in clause (i) or partnerships all of the partners of which are such U.S. corporate members of the Trust Consolidated Group as described in clause (i). No member of any “expanded group” that includes the Seller (as defined in Treasury Regulation Section 1.385-1(b)(3)) or “controlled partnership” of such expanded group (as defined in Treasury Regulation Section 1.385-1(c)(4)) shall transfer any Notes outside the expanded group prior to obtaining an opinion of U.S. federal income tax counsel stating that the transfer of such Note will not cause the Trust to be classified as an association taxable as a corporation, as a publicly traded partnership, or as any arrangement other than a trust the investors in which are treated as the owners of the trust’s assets.
Section 2.8.    Transfer and Exchange.
(a)    The transfer and exchange of Rule 144A Global Notes or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Indenture and the procedures of the Clearing Agency therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.
Beneficial interests in any Rule 144A Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Rule 144A Global Note in accordance with the transfer restrictions set forth in the legends referred to in Section 2.9. No written orders or instructions shall be required to be delivered to the Note Registrar to effect the transfers described in this Section 2.8. In connection with any transfer, each such transferor of such Rule 144A Global Note shall be deemed to have represented and agreed that (x) such Rule 144A Global Note is being transferred in accordance with Rule 144A under the Securities Act to a transferee that the transferor reasonably believes is purchasing such Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and each of the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction, and (y) each such transferee of such Note shall be deemed to have made the representations set forth in Section 2.4(a)(i) through (iv).
In addition, each such transferee of such Rule 144A Global Note shall be responsible for providing additional information or certification, as shall be reasonably requested by the Issuer or the Administrator on behalf of the Issuer or the initial purchaser of such Notes, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.
(b)    The Indenture Trustee shall not register the exchange of interests in a Note for a Definitive Note or the transfer of or exchange of a Note during the period beginning on any Note Record Date and ending on the next following Payment Date.
(c)    To permit registrations of transfers and exchanges, the Issuer shall execute and the Indenture Trustee shall authenticate Notes, subject to such rules as the Indenture Trustee may reasonably require. No service charge to the Noteholder shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Note Registrar may require payment of a sum sufficient to cover any transfer tax or similar government charge payable in connection therewith.
(d)    All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Section 2.8 shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.
(e)    Prior to due presentment for registration of transfer of any Note, the Indenture Trustee, the Note Registrar and the Issuer may deem and treat the Person in whose name any Note is registered (as of the day of determination) as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Indenture Trustee, the Note Registrar or the Issuer shall be affected by notice to the contrary.
(f)    Notwithstanding any other provision of this Section 2.8, the typewritten Note or Notes representing Book-Entry Notes may be transferred, in whole but not in part, only to another nominee of the Clearing Agency, or to a successor Clearing Agency selected or approved by the Issuer or to a nominee of such successor Clearing Agency, only if in accordance with this Section 2.8 and Section 2.18.
(g)    Each transferee of an interest in a Book-Entry Note shall be deemed to represent and warrant, and each transferee of an interest in a Definitive Note shall deliver a certification representing and warranting, that:
(i)    With respect to the Class A, Class B, Class C and Class D Notes, either (i) it is not, and for so long as it holds any beneficial interest in any such Note will not be (w) a Benefit Plan Investor, (x) a governmental, church or non-U.S. plan that is subject to any federal, state, local or non-U.S. laws that are substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), (y) an entity any of the assets of which are (or are deemed for purposes of Similar Law to be) plan assets of any such governmental, church or non-U.S. plan, or (z) any person acting on behalf of or using assets of, any of the foregoing entities or (ii) in the case of a Benefit Plan Investor or a plan subject to Similar Law, (x) its acquisition, holding and disposition of such Note (including a proportionate interest in the Issuer’s underlying assets) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law and such Note is rated investment grade as of the date of purchase or transfer, it acknowledges that such Note is intended to be treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulation and it agrees to so treat such Note and (y) it has, by purchase of a Note or any interest therein, (i) appointed the Seller, Owner Trustee, Initial Purchasers and the Indenture Trustee and their respective affiliates (each a “Transaction Party”) to its respective role, (ii) directed the Issuer to acquire rights under the Master Repurchase Agreement and purchase the Purchased Mortgage Loans thereunder and other related documents, accounts and agreements, (iii) directed the Transaction Parties to take all actions under the agreements governing the activities and services of the Transaction Parties, including those actions that may be specified under the agreements governing the activities and services of the Transaction Parties, and even though such actions may not be individually identified in such agreements and (iv) acknowledged that it does not consider any Transaction Party to be a fiduciary for purposes of ERISA and Section 4975 of the Code with respect to the assets of the Benefit Plan Investor.
(ii)    With respect to the Class E and Class F Notes, (x) it is not a Benefit Plan Investor, and (y) if it is a governmental, church or non-U.S. that is subject to Similar Law or an entity any of the assets of which are (or are deemed for purposes of Similar Law to be) plan assets of any such governmental, church or non-U.S. plan, its acquisition and holding of such Note will not give rise to a violation of Similar Law.
(h)    It acknowledges that the Indenture Trustee, the Issuer, the initial purchaser of the Notes, and their Affiliates, and others will rely exclusively upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and shall be under no duty or obligation to verify the accuracy of the same. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

(i)    The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among depositary participants or beneficial owners of interests in any Rule 144A Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
(j)    The Issuer has structured this Indenture and the Notes have been (or will be) issued with the intention that the Issuer will be classified a trust under Treasury Regulations Section 301.7701-4(c), and any person acquiring any direct or indirect interest in any Notes will be treated as an owner of the Issuer’s assets for purposes of, and taxable on such interest under, Code Section 671. By acceptance of a Note, each holder of a Note agrees to report consistently with such treatment for United States federal, state and local income tax purposes unless otherwise required by law.
Section 2.9.    Legending of Notes.
Except as permitted by the last two sentences of this Section 2.9, each Note shall bear the legends set forth in Exhibit A for each form of Note in substantially the form set forth therein.
Upon any transfer, exchange or replacement of Notes bearing such legend, or if a request is made to remove such legend on a Note, the Notes so issued shall bear such legend, or such legend shall not be removed, as the case may be, unless there is delivered to the Issuer and the Indenture Trustee such satisfactory evidence, which may include an Opinion of Counsel, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A under the Securities Act, or another available exemption under the Securities Act. Upon provision of such satisfactory evidence, the Indenture Trustee upon receipt of an Issuer Order shall authenticate and deliver a Note that does not bear such legend.
Section 2.10.    Replacement Notes.
(a)    If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee and Issuer receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless then, in the absence of notice to the Issuer, the Note Registrar and the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided, that the requirements of Section 8-405 of the UCC (which generally permit the Issuer to impose reasonable requirements) are met, the Issuer shall execute and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within [***] shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued (or in respect of which such payment was made) presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.
(b)    Upon the issuance of any replacement Note under this Section 2.10, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and its counsel) connected therewith.
(c)    Every replacement Note issued pursuant to this Section 2.10 in replacement of any mutilated, destroyed, lost or stolen Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
(d)    The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
Section 2.11.    Notes Owned by Issuer.
In determining whether the Noteholders of the required Note Balance of Noteholders have concurred in any direction, waiver or consent, Notes beneficially owned by the Issuer or the Administrator or any Affiliate of the Issuer or the Administrator shall be considered as though they are not outstanding, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Notes of which a Trust Officer of the Indenture Trustee has actually received written notice of such ownership shall be so disregarded. Absent written notice to the Indenture Trustee of such ownership, the Indenture Trustee shall not be deemed to have actual knowledge of the identity of the individual beneficial owners of the Notes.
Section 2.12.    Temporary Notes.
(a)    Pending the preparation of Definitive Notes issued under Section 2.18, the Issuer may prepare and the Indenture Trustee, upon receipt of an Issuer Order, shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes of like Class but may have variations that are not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

(b)    If temporary Notes are issued pursuant to Section 2.12(a), the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 8.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.
Section 2.13.    Cancellation.
The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. The Note Registrar shall forward to the Indenture Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Indenture Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. The Issuer may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Indenture Trustee for cancellation. All cancelled Notes held by the Indenture Trustee shall be disposed of in accordance with the Indenture Trustee’s standard disposition procedures.
Section 2.14.    Payment of Principal and Interest.
(a)    Upon the occurrence of an Indenture Event of Default unless waived by the Required Noteholders, amounts received in respect of the Collateral will be applied on each Payment Date to the payment of the Notes in accordance with the priority of payments set forth in Section 6.1(e) of this Indenture; provided, however, that on the Payment Date following a Sale amounts received in respect of the Collateral will be applied to the payment of the Notes in accordance with the priority of payments set forth in Section 9.6(d) of this Indenture.
(b)    Interest on each Class of Notes will accrue during each Interest Accrual Period on the Note Balance of each such Class plus the Interest Shortfall and Basis Risk Shortfall Amount for such Class, each as of the preceding Payment Date, at a per annum rate equal to the Note Rate applicable to such Class, commencing on the Closing Date.
(c)    The Indenture Trustee will pay the Interest Payment Amount applicable to each Class of Notes from funds available therefor in the Payment Account pro rata to the Holders of the Notes of such Class in accordance with the priority of payments set forth in Section 6.1(d) or Section 6.1(e), as applicable. The Interest Payment Amount will be payable on each Payment Date to the Holders of the Notes as of the close of business on the related Record Date and ending on the Final Stated Maturity Date (or any Payment Date on which the Notes shall be redeemed in whole). In the event that the Indenture Trustee receives funds in an amount less than the Interest Payment Amount, additional interest on the Interest Shortfall Amount shall accrue at the applicable Note Rate. The Interest Shortfall Amount shall be paid to the

Noteholders in accordance with the priority of payments set forth in Section 6.1(d) or Section 6.1(e), as applicable. In the event that any Basis Risk Shortfall Amount exists for any Payment Date, additional interest on such Basis Risk Shortfall Amount shall accrue at the applicable Note Rate. The Basis Risk Shortfall Amount shall be paid to the Noteholders in accordance with the priority of payments set forth in Section 6.1(e).
(d)    [Reserved].
(e)    If the Issuer defaults in the payment of interest on any Note, such interest, to the extent paid on any date that is more than [***] after the applicable due date, shall cease to be payable to the Persons who were Noteholders on the applicable Record Date, and the Issuer shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Noteholders on a subsequent special record date which date shall be [***] prior to the payment date, at the rate provided in this Indenture and in such Note. The Issuer shall fix or cause to be fixed each such special record date and payment date, and [***] before the special record date, the Issuer (or the Indenture Trustee, in the name of and at the expense of the Issuer) shall mail to Noteholders a notice that states the special record date, the related payment date and the amount of such interest to be paid.
(f)    Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Record Date with respect to a Payment Date for such Note shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.
Section 2.15.    Calculation of Interest; Determination of Benchmark.
(a)    For purposes of calculating the Note Rates and the Interest Payment Amounts, U.S. Bank Trust Company, National Association is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties of, the Note Calculation Agent. If the Note Calculation Agent is unable or unwilling to act as such, or if the Note Calculation Agent fails to determine either Note Rate and the applicable Interest Payment Amount for any Interest Accrual Period, the Issuer will promptly appoint as a replacement Note Calculation Agent a leading bank with a long-term issuer rating of at least “BBB” by DBRS (to the extent rated by DBRS) which is engaged in transactions in Eurodollar deposits in the international Eurodollar market. The Note Calculation Agent may not resign its duties without a successor having been duly appointed.
(b)    On each Benchmark Determination Date, the Administrator shall determine the related Benchmark for the related Accrual Period and shall deliver written notice identifying such Benchmark to the Note Calculation Agent and the Indenture Trustee. The Note Calculation Agent and the Indenture Trustee shall be entitled to rely conclusively on such written notice and the Note Calculation Agent shall calculate distributions in accordance with Section 2.14 for the related Accrual Period based on such notice.

(i)    The Administrator shall also have the right at any time, in its sole discretion, to make applicable SOFR Adjustment Conforming Changes and such changes shall not require the consent of any other party hereto or any Noteholder; provided, however, to the extent any such change is not administratively feasible for the Note Calculation Agent, as reasonably determined by the Note Calculation Agent, such change will not be effective without the Note Calculation Agent’s written consent which shall not be unreasonably withheld.
(ii)    If the Administrator determines that a Benchmark Transition Event has occurred, it shall provide written notice thereof to the Note Calculation Agent and the Indenture Trustee, which notice shall also include the related Benchmark Replacement Date and the Unadjusted Benchmark Replacement and Benchmark Replacement Adjustment determined by the Administrator in accordance with the definitions thereof (the “Benchmark Transition Event Notice”). Following delivery of a Benchmark Transition Event Notice, the Unadjusted Benchmark Replacement and the Benchmark Replacement Adjustment specified in such Benchmark Transition Event Notice shall replace the then-current Benchmark, as applicable, for the next Accrual Period and for each Accrual Period thereafter (unless and until a subsequent Benchmark Transition Event is determined to have occurred and written notice thereof has been given by the Administrator to the Note Calculation Agent and the Indenture Trustee).
(iii)    Notwithstanding the foregoing, if the initial Unadjusted Benchmark Replacement is any rate other than Term SOFR and the Administrator later determines that Term SOFR can be determined, the Administrator may provide written notice thereof to the Note Calculation Agent, which notice shall state that Term SOFR shall be the new Unadjusted Benchmark Replacement and shall identify the Benchmark Replacement Adjustment to be used with respect to the next following Accrual Period and each Accrual Period thereafter.
(iv)    If, on any date following receipt of a Benchmark Transition Event Notice, the Note Calculation Agent reasonably determines that the related Benchmark Replacement cannot be obtained, the Note Calculation Agent shall provide written notice thereof to the Administrator. Upon receipt of such notice, the Administrator shall use commercially reasonable efforts to identify a different Benchmark Replacement in accordance with the definition thereof, and if the Administrator is unable to do so, the benchmark for the related Accrual Period and each Accrual Period thereafter shall be the last rate calculated using the then-current Benchmark, as in effect for the immediately preceding Accrual Period.
(v)    In connection with any determination made by the Administrator pursuant to this Section 2.15 (or pursuant to any capitalized term used in this Section 2.15 or in any such capitalized term), the Administrator shall have the right to make Benchmark Replacement Conforming Changes at any time. In addition, the Administrator will also have the right at any time, in its sole discretion, to make applicable SOFR Adjustment Conforming Changes. Any such changes shall not require the consent of any other party hereto or any Noteholder; provided, however, to the extent any such change is not administratively feasible for the Note Calculation Agent, as reasonably determined by the Note Calculation Agent, such change will not be effective without the Note Calculation Agent’s written consent which shall not be unreasonably withheld. The Administrator shall provide written notice of any such Benchmark

Replacement Conforming Changes or SOFR Adjustment Conforming Changes to the parties hereto.
(vi)    Any determination made by the Administrator with respect to a Benchmark Transition Event, Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes, SOFR Adjustment Conforming Changes or Corresponding Tenor and any calculation by the Note Calculation Agent of the applicable Benchmark with respect to a Payment Date, in each case, shall be final and binding on the Noteholders in the absence of manifest error.
(vii)    Following receipt of a Benchmark Transition Event Notice, or written notice from the Administrator of a re-determination of a Benchmark Replacement, a Benchmark Replacement Adjustment or SOFR Adjustment Conforming Changes pursuant to this Section 2.15 or the definitions thereof and/or receipt of written notice from the Administrator of any Benchmark Replacement Conforming Changes or SOFR Adjustment Conforming Changes, the Indenture Trustee shall provide notice thereof to the Noteholders in the next monthly statement to be delivered pursuant to Section 4.1. For the avoidance of doubt, neither the Indenture Trustee nor the Note Calculation Agent shall be liable for failure to include information in the monthly statement if the Administrator fails to notify the Indenture Trustee and Note Calculation Agent in accordance with the preceding sentence. Notwithstanding anything herein or in the Master Repurchase Agreement to the contrary, upon the delivery of any such notice and the inclusion of such information in the monthly statement, this Agreement and the Master Repurchase Agreement shall be deemed to have been amended as necessary to reflect such Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment or SOFR Adjustment Conforming Changes and/or Benchmark Replacement Conforming Changes, as applicable, without satisfaction of any provision of Section 12.1 or 12.2 of this Agreement and without satisfaction of any amendment provision of the Master Repurchase Agreement.
(viii)    Any determination, decision or election made by the Administrator pursuant to this Section 2.15 (or pursuant to any capitalized term used in this Section 2.15 or in any such capitalized term), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, (x) shall be conclusive and binding on the Noteholders absent manifest error, (y) may be made in the Administrator’s sole discretion, and (z) notwithstanding anything to the contrary in this Agreement or the Master Repurchase Agreement, shall be effective without the consent of any other transaction party or any Noteholder. None of the Issuer, the Administrator, the Indenture Trustee, the Owner Trustee or the Note Calculation Agent shall have any liability to any Noteholder or any other party for any losses, claims, damages, liabilities, forfeitures, fines, penalties, costs, fees or expenses sustained in connection with or as a result of (x) any determination made by the Administrator pursuant to this Section 2.15 (or pursuant to any capitalized term used in this Section 2.15 or in any such capitalized term) (including, without limitation, the determination to refrain from taking any action), or (y) any failure or delay of any party in performing its duties under this Agreement or any other document as a result the unavailability of any applicable rate, the unavailability of the methodology or conventions for calculations of any of the foregoing, or the failure or delay of any Person in making any determination hereunder, or delivering any direction, instruction, clarification, notice or information requested or contemplated by the terms of this Agreement, and each Noteholder, by its acceptance of a Note or a beneficial interest in a Note, shall be deemed to waive and release any and all claims against the Issuer, the Administrator, the Indenture Trustee, the Owner Trustee and the Note Calculation Agent relating to any such determination.
(ix)    None of the Indenture Trustee, Note Calculation Agent, or Owner Trustee will be liable for any inability, failure or delay on its part to perform any of its duties set forth in the Program Agreements as a result of the unavailability of the Term SOFR Rate (or other applicable benchmark) and absence of a designated replacement benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Administrator, in providing any direction, instruction, notice or information required or contemplated by the terms of the Program Agreements and reasonably required for the performance of such duties.
(x)    None of the Administrator, the Indenture Trustee, the Note Calculation Agent, or the Owner Trustee will be responsible or liable to any Noteholder for any losses, claims, damages, liabilities, forfeitures, fines, penalties, costs, fees or expenses (including attorneys’ fees) sustained by any Noteholder resulting from the Administrator’s adoption of a Benchmark Replacement or any related actions taken as described herein provided that the Administrator will be liable for any such losses resulting from the gross negligence, bad faith or willful misconduct of the Administrator.
(xi)    In no event will the Indenture Trustee, the Note Calculation Agent or the Owner Trustee be responsible or liable to Noteholders for any losses, claims, damages, liabilities, forfeitures, fines, penalties, costs, fees or expenses (including attorneys’ fees) sustained by Noteholders resulting from the Administrator’s identification of a Benchmark Replacement.
(xii)    Neither the Indenture Trustee nor the Note Calculation Agent will be obligated to determine the Term SOFR Rate or the Note Rate after a Benchmark Replacement has been selected by the Administrator. [***] to each Interest Accrual Period following a Benchmark Replacement, the Administrator will notify the Note Calculation Agent and the Indenture Trustee in writing of the related Note Rate.
(xiii)    In connection with each Purchased Mortgage Loan, security or other obligation of the Trust Estate that bears interest based on SOFR or Term SOFR (or any other applicable benchmark), the Administrator shall be obligated to, or to the extent applicable shall be obligated to cause the Servicer to, (i) monitor the status of SOFR, Term SOFR, or other applicable benchmark, (ii) determine whether a substitute index should or could be selected, (iii) determine the selection of any such substitute index and (iv) exercise any right related to the foregoing on behalf of the Trust Estate, the Certificateholders, the Noteholders or any other person.

Section 2.16.    Book-Entry Notes.
(a)    For each Class of Notes to be issued in registered form, the Issuer shall duly execute the Notes, and the Indenture Trustee shall, in accordance with Section 2.3, authenticate and deliver initially one or more Rule 144A Global Notes that (a) shall be registered on the Note Register in the name of the Clearing Agency or the Clearing Agency’s nominee, and (b) shall bear additional legends substantially to the following effect:
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.
So long as the Clearing Agency or its nominee is the registered owner or holder of a Rule 144A Global Note, the Clearing Agency or its nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by such Rule 144A Global Note for purposes of this Indenture and such Notes. Members of, or participants in, the Clearing Agency shall have no rights under this Indenture with respect to any Rule 144A Global Note held on their behalf by the Clearing Agency, and the Clearing Agency may be treated by the Issuer, the Indenture Trustee and any agent of such entities as the absolute owner of such Rule 144A Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Indenture Trustee and any agent of such entities from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Note. Account holders or participants in Euroclear, Clearstream or any other Clearing Agency designated by the Issuer, shall have no rights under this Indenture with respect to such Rule 144A Global Note, and the registered holder may be treated by the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee as the owner of such Rule 144A Global Note for all purposes whatsoever.
(b)    Subject to Section 2.8(g), the provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear”, the “Management Regulations” and “Instructions to Participants” of Clearstream and the operating procedures of any other Clearing Agency designated by the Issuer shall be applicable to the Rule 144A Global Note insofar as interests in a Rule 144A Global Note are held by the agent members of Euroclear, Clearstream or such other Clearing Agency designated by the Issuer. The procedures described in this paragraph, to the extent relating to actions to be taken with respect to any Rule 144A Global Note shall be the “Applicable Procedures” for such actions.

(c)    Title to the Notes shall pass only by registration in the Note Register maintained by the Note Registrar pursuant to Section 2.8.
(d)    Any typewritten Note or Notes representing Book-Entry Notes shall provide that they represent the aggregate or a specified amount of outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a typewritten Note or Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Indenture Trustee pursuant to Section 2.3. Subject to the provisions of Section 2.4, the Indenture Trustee shall deliver and redeliver any typewritten Note or Notes representing Book-Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. Any instructions by the Issuer with respect to endorsement or delivery or redelivery of a typewritten Note or Notes representing the Book-Entry Notes shall be in writing but need not comply with Section 13.3 and need not be accompanied by an Opinion of Counsel.
(e)    Unless and until Definitive Notes have been issued to Note Owners pursuant to Section 2.18, the provisions of this Section 2.16 shall be in full force and effect;
(i)    the Indenture Trustee and the Note Registrar and the Issuer may deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Notes and the giving of instructions or directions hereunder) as the authorized representatives of the Note Owners;
(ii)    to the extent that the provisions of this Section 2.16 conflict with any other provisions of this Indenture, the provisions of this Section 2.16 shall control;
(iii)    whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the outstanding principal amount of the Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and
(iv)    the rights of Note Owners shall be exercised only through the applicable Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and their related Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.18, the applicable Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on the Notes to such Clearing Agency Participants.

Section 2.17.    Notices to Clearing Agency.
Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.18, the Indenture Trustee and the Issuer shall give all such notices and communications specified herein to be given to Noteholders to the applicable Clearing Agency for distribution to the Note Owners.
Section 2.18.    Definitive Notes.
(a)    Conditions for Issuance. Interests in a Rule 144A Global Note deposited with the Clearing Agency pursuant to Section 2.16 shall be transferred to the beneficial owners thereof in the form of Definitive Notes only if (x) the Clearing Agency notifies the Issuer that it is unwilling or unable to continue as depositary for such Rule 144A Global Note or at any time ceases to be a “clearing agency” registered under the Exchange Act, and a successor depositary so registered is not appointed by the Issuer within [***] of such notice or (y) the Issuer determines that the Rule 144A Global Note shall be exchangeable for Definitive Notes, in which case Definitive Notes shall be issuable or exchangeable only in respect of such Rule 144A Global Notes or the category of Definitive Notes represented thereby. Definitive Notes shall be issued without coupons in amounts of U.S. $25,000 and integral multiples of U.S. $1, subject to compliance with all applicable legal and regulatory requirements.
(b)    Issuance. If interests in any Rule 144A Global Note are to be transferred to the beneficial owners thereof in the form of Definitive Notes pursuant to this Section 2.18, such Rule 144A Global Note shall be surrendered by the Clearing Agency to the office or agency of the Transfer Agent located in St. Paul, Minnesota, to be so transferred, without charge. The Definitive Notes transferred pursuant to this Section 2.18 shall be executed, authenticated and delivered only in the denominations specified in paragraph (a) above, and Definitive Notes shall be registered in such names as the Clearing Agency shall direct in writing. The Transfer Agent shall have at least [***] from the date of its receipt of Definitive Notes and registration information to authenticate and deliver such Definitive Notes. Any Definitive Notes delivered in exchange for an interest in a Rule 144A Global Note shall, except as otherwise provided by Section 2.9, bear, and be subject to, the legend regarding transfer restrictions set forth in Section 2.9. The Issuer will promptly make available to the Transfer Agent a reasonable supply of Definitive Notes. The Issuer shall bear the costs and expenses of printing or preparing any Definitive Notes.
(c)    Transfers. The transfer of interests in any transfers of any such Definitive Notes shall not be effected unless and until the Transfer Agent has received a certificate of the proposed transferees setting forth the representations and warranties of such transferee required to be made as set forth in Section 2.8(g).
Section 2.19.    CUSIP Numbers.
The Issuer in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Indenture Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Noteholders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the “CUSIP” numbers.
Section 2.20.    Certain Tax Matters.
It is the intention of the parties hereto that solely for United States federal income tax purposes, the Issuer, the Master Repurchase Agreement, the Notes and the Holders of the Notes will be treated as set forth in paragraphs (a) through (h) and to help assure such treatment agree to the limitations set forth in paragraphs (i) and (j):
(a)    The Issuer will be classified as a trust under Treasury Regulations Section 301.7701-4(c) that holds the Master Repurchase Agreement and the Notes will represent undivided, beneficial interests in the Master Repurchase Agreement.
(b)    The Master Repurchase Agreement, which will be an asset of the Issuer, will be the Indebtedness of the Seller.
(c)    Each Holder of a Note will own for purposes of, and be taxable under, Section 671 of the Code on the portion of the Issuer’s assets that are represented by such Note and, to the fullest extent possible, directly own such portion for reporting purposes. In general, and as more fully described in paragraph (e) of this section 2.20, a Noteholder’s portion of the Issuer will consist of (i) an undivided, proportionate share of both the principal and part of the interest payable on the Master Repurchase Agreement and (ii) a disproportionate share of the remaining interest payable on the Master Repurchase Agreement (that is a disproportionate share of the interest remaining after the allocations described in clause (i) of this paragraph (c)).
(d)    The Seller shall be treated as the owner of the Payment Account.
(e)    The Specified Margin for each of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes shall be [***]%. With respect to Holders of each Class of Notes (other than the Holders of the Class A Notes), the Noteholders will also own separately from the Holders of each other Class of Notes their proportionate share of a “stripped coupon” representing interest payable under the Master Repurchase Agreement (together the “Debt”), calculated based on a notional amount equal to the aggregate outstanding principal amount of all the Notes on each Payment Date, and in an amount equal to a per annum rate of [***]% in the case of the Class B Notes, [***]% in the case of the Class C Notes, [***]% in the case of the Class D Notes, [***]% in the case of the Class E Notes, and [***]% in the case of the Class F Notes.
Each party hereto, including each Holder of a Note by virtue of acquiring such Note, agrees, except in the case of an Indenture Event of Default or a Repo Trigger Event, to report consistently with such treatment for purposes of all income and franchise taxes and further agrees not to take any action (or refrain from taking any action) within its control that would cause the Issuer to lose its status as a “trust” within the meaning of Section 301.7701-4(c) of the

Treasury Regulations that is “owned” by the Holders for purposes of, and taxable under, Section 671 of the Code.
(f)    If for any period, tax authorities determine that the Indenture creates an entity (or a portion of an entity) that should be classified as a taxable mortgage pool under Section 7701(i) of the Code, the Indenture Trustee shall prepare or cause to be prepared appropriate state and federal tax returns at the expense of the Holders of the Trust Certificates. The cost of any tax due shall be allocated among the classes pursuant to Section 6.4. In the event that the Indenture is determined to create an entity that should be classified as a partnership for federal income tax purposes, the Indenture Trustee shall be designated as the partnership representative and in such capacity shall, to the extent eligible, make the election under Section 6221(b) of the Code with respect to the Indenture and take any other action such as disclosures and notifications necessary to effectuate such election.  If the election described in the preceding sentence is not available, to the extent applicable, the partnership representative shall make the election under Section 6226(a) of the Code with respect to the Indenture and take any other action such as filings, disclosures and notifications necessary to effectuate such election.
(g)    The Notes will be “pass-through certificates” for purposes of Treasury Regulations Section 1.871-14(d)(1).
(h)    The Issuer will be a WHFIT that is a NMWHFIT subject to certain safe harbor rules.
(i)    No Noteholder or party to the Program Agreements or any agent or employee (if any) of such parties or the Issuer is authorized to, or may, file IRS Form 8832 (or such alternative or successor form) to elect to have the Issuer be classified as a corporation for U.S. federal income tax purposes or otherwise to take any action that would result in the Issuer being classified as a corporation for U.S. federal, state or local income tax purposes.
(j)    Neither the Indenture Trustee, or any person acting on behalf of the Indenture Trustee shall have the “power to vary” the investment of any Noteholder in the Issuer in a manner that would prevent the Issuer from qualifying as a trust for U.S. federal income tax purposes and any rights or powers granted in any Program Agreement and any other relevant provision of any Program Agreement shall be interpreted in a manner so as to ensure that such “power to vary” does not exist.

ARTICLE III.

SECURITY
Section 3.1.    Security Interest.
Pursuant to this Indenture, in order to secure the Issuer’s obligations hereunder, the Issuer has pledged, assigned, conveyed, delivered, transferred and set over to the Indenture Trustee, for the benefit of the Noteholders all of the Issuer’s right, title and interest in and to all of the Collateral.

Section 3.2.    Stamp, Other Similar Taxes and Filing Fees.
The Issuer shall indemnify and hold harmless the Indenture Trustee and each Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto (including the costs of defending any claim or bringing any claim to enforce this Section 3.2), that may be assessed, levied or collected by any jurisdiction in connection with this Indenture or any Collateral. The Issuer shall pay, or reimburse the Indenture Trustee for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of this Indenture. The foregoing shall not, however, be deemed to create any obligation whatsoever of the Indenture Trustee to pay any such amounts.
Section 3.3.    Release of Collateral.
Each Purchased Asset that is repurchased by the Seller under the Master Repurchase Agreement and does not become subject to a new Transaction will be released from the lien of this Indenture against receipt of the consideration required to be delivered by the Seller for such a Purchased Asset under the Master Repurchase Agreement with notice to the Mortgage Loan Custodian. The Indenture Trustee shall notify the Collateral Agent upon receipt of such consideration into the Payment Account or Buyer’s Account, as applicable. So long as no Indenture Event of Default or Repo Trigger Event has occurred and is continuing, for each Purchased Asset that does not automatically become subject to a new Transaction, and upon receipt of such consideration and provided that no Indenture Event of Default or Repo Trigger Event shall otherwise have occurred and be continuing, such Purchased Asset shall be automatically released from the lien of this Indenture with notice to the Mortgage Loan Custodian.
ARTICLE IV.

REPORTS; MASTER SERVICING; MONTHLY DILIGENCE
Section 4.1.    Agreement of the Indenture Trustee to Provide Reports and Instructions.
(a)    Monthly Payment Date Statement.
On each Payment Determination Date, the Indenture Trustee shall prepare a Monthly Payment Date Statement and shall make available via its internet website presently located at “[***]” on a password protected basis, such Monthly Payment Date Statement to the Rating Agency, the Holders of the Notes and the Trust Certificates and the Administrator on each Payment Date setting forth the information described below, commencing the first calendar month following the issuance of the Notes. In connection with providing access to the Indenture Trustee’s website, the Indenture Trustee may require registration and the acceptance of a waiver and disclaimer. The Indenture Trustee shall prepare such reports based solely on information provided by the Servicer, and the Indenture Trustee shall have no liability for information provided by the Servicer or the Servicer’s failure to deliver such information on a timely basis. In addition, on each Payment Determination Date, the Indenture Trustee shall make the Asset

Tape received by it from the Servicer available to the Rating Agency via its internet website and shall also forward such Asset Tape to the Administrator who shall make it available on the 17g-5 Website.
The Monthly Payment Date Statement shall set forth the following:
(1)    the amount of payments made on such Payment Date to the holders of the Notes allocable to principal;
(2)    the amount of payments made on such Payment Date to the holders of the Notes allocable to interest;
(3)    the Monthly Aggregate Fee for such Payment Date and the aggregate fee for each component of such amount;
(4)    the aggregate amount of Servicing Advances, if any, reimbursed to the Standby Servicer as servicer or any other successor servicer on such Payment Date;
(5)    the Note Rate for each Class of Notes for such Payment Date and the Term SOFR Rate or the Benchmark Replacement (including the Unadjusted Benchmark Replacement and the Benchmark Replacement Adjustment used to calculate the Benchmark Replacement), as applicable;
(6)    any Benchmark Replacement Conforming Changes;
(7)    any SOFR Adjustment Conforming Changes;
(8)    the aggregate amount of Extraordinary Expenses paid on such Payment Date (a description as to the nature thereof, will be provided upon request by a Noteholder) and the aggregate amount Extraordinary Expenses paid for such calendar year;
(9)    the aggregate Realized Loss Amount, if any, incurred on such Payment Date and the allocation of such Realized Loss Amount to the Trust Certificates and each Class of Notes and any Subsequent Recovery Amount for such Payment Date;
(10)    the Delinquent Loan Reviewer Fee, if any, paid on such Payment Date;
(11)    with respect to the Purchased Mortgage Loans, information regarding delinquencies (using the Mortgage Bankers Association methodology), foreclosures and bankruptcies as of the last day of the calendar month preceding such Payment Date;
(12)    the amount on deposit in the Reserve Account on such Payment Date;
(13)    the Basis Risk Shortfall Amount, if any, for such Payment Date;
(14)    if the Indenture Trustee has received a notice from the Seller that the Seller repurchased any Purchased Mortgage Loan during the calendar month preceding such Payment Date by reason of such Purchased Mortgage Loan failing to constitute a Qualified Mortgage, (x)

the reason that such Purchased Mortgage Loan failed to constitute a Qualified Mortgage and (y) the Repurchase Price therefor; and
(15)    an Eligible Mortgage Loan report in the form attached as Exhibit A to the Master Repurchase Agreement based on the Purchased Mortgage Loans as of the last day of the calendar month preceding such Payment Date.
Assistance in using the website can be obtained by calling the Indenture Trustee’s customer service desk at [***]. Persons who wish to or are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by forwarding a request in writing to the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to Noteholders. The Indenture Trustee shall provide timely and adequate notification to all of the above parties and to the Noteholders regarding any such change.
In addition, upon written request from a Noteholder, the Indenture Trustee shall provide to, or make available electronically to, such Noteholder a compliance certificate of the Seller setting forth the level of the Seller’s compliance with the financial covenants set forth in paragraphs 8(j) through (l) of Annex I to the Master Repurchase Agreement, as of the most recent reporting date of the Seller.
The Indenture Trustee shall make available on a daily basis, via its website, to each Holder of a Note, the Daily Collateral Agent Statement.
In addition, the Indenture Trustee shall make available to any Noteholder, within [***] following receipt of a Noteholder request sent to [***], together with proof of such Noteholder’s ownership of one or more classes of Notes, loan-level information regarding the Purchased Mortgage Loans and identifying the “as- of” date for such information; provided that, (i) such loan-level information shall not include any non-public personally identifiable information regarding any borrower as determined by the Indenture Trustee, (ii) such requests by a Noteholder shall be limited to no more than [***] and (iii) any Noteholder receiving such loan-level information will keep it strictly confidential.
(b)    Nightly Reports.
Pursuant to the terms of the Custodial Acknowledgment, on each Business Day, the Indenture Trustee shall electronically provide the Mortgage Loan Custodian with a schedule of Mortgage Loans (including Mortgage Loans underlying any Participation Certificates) that are Purchased Assets, and the Mortgage Loan Custodian shall, pursuant to the terms of the Custodial Acknowledgment, issue a trust receipt confirming that it is holding such Mortgage Loans and Mortgage Loan Files (as well as the Mortgage Loans and Mortgage Loan Files underlying the Participation Certificates) for the benefit of the Issuer. Pursuant to the terms hereto, on each Business Day, the Indenture Trustee shall electronically provide the Servicer with a schedule of Mortgage Loans that are Purchased Assets.

Section 4.2.    Servicing.
(a)    The Servicer shall service the Purchased Mortgage Loans in accordance with Accepted Servicing Practices (as defined in the Master Repurchase Agreement) and the Servicing Addendum. The Servicer shall not resign as servicer or transfer the servicing of any Purchased Mortgage Loan without the prior written consent of the Required Noteholders and the Standby Servicer. The Servicer shall not be permitted to resign unless a successor servicer has been appointed or the Standby Servicer has assumed the role of Servicer. If the Standby Servicer is unable or unwilling to act as successor Servicer, it may petition a court of competent jurisdiction to appoint such successor. The Indenture Trustee shall provide the Rating Agency with written notice upon any resignation of the Servicer pursuant to Section 4.3. The Servicer shall hold or cause to be held all escrow funds collected with respect to the Purchased Mortgage Loans in accounts (each of which shall be an Eligible Account) for the Holders of the Notes and shall apply the same for the purposes for which such funds were collected. The Servicer will maintain all Servicing Records not in the possession of the Mortgage Loan Custodian in good and complete condition in accordance with industry practices for assets similar to the Purchased Mortgage Loans and preserve them against loss. On each Business Day, the Indenture Trustee shall electronically provide the Servicer with a schedule of Mortgage Loans subject to the Master Repurchase Agreement. In connection with the foregoing, the Servicer hereby acknowledges and agrees that, the Servicer is servicing the Mortgage Loans subject to the Master Repurchase Agreement for the benefit of Issuer and the Indenture Trustee, on behalf of the Noteholders.
(b)    Except as set forth below, the Servicer shall cause all Income received by it on account of the Purchased Mortgage Loans to be deposited in the Buyer’s Account [***] of receipt; provided, however, that, if the Standby Servicer is the Servicer, such amounts shall be deposited [***] of receipt. Notwithstanding the foregoing, following the occurrence and continuance of an Event of Default or a Repo Trigger Event and a Trust Officer of the Indenture Trustee receiving written notice or having actual knowledge of such an event, the Indenture Trustee will direct the Servicer to remit all Income into the Payment Account.
(c)    The Payment Account shall only contain collections on the Purchased Assets subject to this Indenture. As further provided in Section 5.1 hereof, the Payment Account shall be held at U.S. Bank, National Association, in the name of and under the sole control of the Indenture Trustee. Neither the Seller nor the Servicer shall have any right to direct any disposition of funds from the Payment Account or to give any instructions of any kind to the Indenture Trustee with respect to the Payment Account. Upon making any deposit into Payment Account, the Servicer shall provide the Indenture Trustee with the loan identification number and the principal and interest attributable to such Mortgage Loan which shall have been deposited into the Payment Account.
(d)    The Servicer shall service the Purchased Mortgage Loans [***] (the “Servicing Term”) commencing as of the date of the related initial Purchase Date. Each such Servicing Term shall be deemed to be renewed or terminated. If such Servicing Term is not renewed (which is hereby deemed renewed unless (i) a Servicing Termination Event has occurred and is continuing or (ii) if the Seller is the Servicer, a Repo Trigger Event under the Master Repurchase Agreement has occurred and is continuing), the Servicer agrees that the

Indenture Trustee may terminate the Servicer as servicer hereunder at will and the Servicer shall transfer the servicing as described below.
(e)    On each Reporting Date, the Servicer shall furnish to the Issuer, the Rating Agency and the Indenture Trustee the Asset Tape for the Purchased Mortgage Loans as of the last day of the calendar month preceding the related Reporting Date and a Monthly Servicer Report for such Reporting Date; provided, that, with respect to the first Reporting Date, the Asset Tape and the Monthly Servicer Report for the Purchased Mortgage Loans will be as of the Closing Date. Included in such Asset Tape shall be the delinquency status of each Purchased Mortgage Loan without including in such determination any payment holidays or skip payments. If the Servicer should discover that, for any reason whatsoever, the Servicer or any entity responsible to the Servicer for managing or servicing any such Purchased Mortgage Loan has failed to perform fully the Servicer’s obligations under the Program Agreements or any of the obligations of such entities with respect to the Purchased Mortgage Loan, the Servicer shall promptly notify the Indenture Trustee and the Standby Servicer.
(f)    Neither the Servicer nor those acting on the Servicer’s behalf shall amend, modify, or waive any term or condition of, or settle or compromise any claim in respect of, any item of the Purchased Mortgage Loans or any related rights or any of the Program Agreements without the prior written consent of Holders [***] of each Class of Notes, except if such action may be taken without the consent of any Holders if such action does not (i) affect the amount or timing of any payment of principal or interest payable with respect to a Purchased Mortgage Loan, extend its scheduled maturity date, modify its interest rate, or constitute a cancellation, reduction or discharge of its outstanding principal balance or (ii) materially and adversely affect the security afforded by the real property, furnishings, fixtures, or equipment securing such Asset.
(g)    The Indenture Trustee is not responsible for the Servicer’s performance of its obligations under this Indenture, the Servicer is not an agent of the Indenture Trustee, and under no circumstances shall the Indenture Trustee be liable for any action or inaction of the Servicer.
Section 4.3.    Termination of Servicing.
(a)    The Indenture Trustee shall be entitled, by written notice to the Servicer, to effect termination of the Servicer’s servicing rights and obligations respecting the Purchased Mortgage Loans in the event any of the following circumstances or events (“Servicing Termination Events”) occur and are continuing:
(i)    failure of the Servicer to make any deposits or remittances as required under the terms of this Indenture which is not cured [***];
(ii)    failure of the Servicer to perform, observe, or comply with any other material term, condition, or agreement applicable to the Servicer under this Indenture, which is not cured [***];

(iii)    any case, proceeding, petition or action shall be commenced or filed, without the Servicer’s application or consent, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment or relief of debts of the Servicer, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for the Servicer or all or substantially all of the Servicer’s assets, or any assignment for the benefit of the creditors of the Servicer, or any similar case, proceeding, petition or action with respect to the Servicer under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts shall be commenced or filed against the Servicer, and such case, proceeding, petition or action shall continue undismissed, or unstayed and in effect, for a period of [***]; or an order for relief in respect of the Servicer shall be entered in an involuntary case under the Bankruptcy Code or other similar laws now or hereafter in effect;
(iv)    the Servicer shall commence or file a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect (including, without limitation, under Section 301 of the Bankruptcy Code), or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, the Servicer or for substantially all of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or its board of directors or managers shall vote to implement any of the foregoing; or
(v)    if the Servicer is the Seller or an Affiliate of the Seller, an Event of Default under the Master Repurchase Agreement has occurred and is continuing.
(b)    Upon the receipt of written notice by a Trust Officer of the Indenture Trustee from the majority Holders of the most senior Class of Notes which contains a direction to terminate the Servicer due to the occurrence and continuance of a Servicing Termination Event, the Indenture Trustee shall appoint a successor servicer as set forth herein.
(c)    If an Indenture Event of Default has occurred and is continuing or a Repo Trigger Event has occurred, and at the same time, a servicing term is not renewed, the Servicer is terminated by the Indenture Trustee or a Servicing Termination Event has occurred, the Indenture Trustee, with written notice or upon actual knowledge of a Trust Officer of the Indenture Trustee of such Indenture Event of Default, shall appoint a successor servicer for the Servicer being terminated. If, within [***] of the date on which such obligation is incurred, the Indenture Trustee has not appointed a successor servicer, the Standby Servicer will become the successor servicer; provided that the Standby Servicer shall not be required to become the successor servicer if becoming successor servicer would be prohibited by law, which shall be evidenced by an opinion of counsel. The successor servicer will have [***] from the date of appointment to complete the transfer of servicing and will not be liable to the extent the prior Servicer does not deliver required documentation or accurate data necessary to effect such transfer. Any expenses incurred as a result of transferring servicing shall be paid by the predecessor Servicer. Such successor servicer will be authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Purchased Mortgage Loans serviced by the Servicer and related documents, or otherwise. The terminated Servicer will be required to cooperate in transferring the servicing of the Purchased Mortgage Loans serviced by it to the successor servicer pursuant to the terms set forth in Section 4 hereto and the Servicing Addendum. On and after the completion of the transition of servicing, the successor servicer will be the successor in all respects to the terminated Servicer in its capacity as Servicer herein and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter with respect to servicing the related Purchased Mortgage Loans will be assumed by such successor servicer (subject to such successor servicer receiving complete and accurate data from the terminated Servicer).
(d)    Notwithstanding anything in this Agreement to the contrary, a successor servicer shall not be responsible or liable for the servicing activities of any terminated Servicer, including for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the Servicer, including (i) no liability with respect to any obligation that was required to be performed by the predecessor Servicer prior to the date that the successor becomes the successor servicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the terminated Servicer, (iii) no obligation to pay any taxes required to be paid by the terminated Servicer, (iv) no obligation to pay any of the fees and expenses of any other party to this Indenture and (v) no liability or obligation with respect to any indemnification obligations of any prior Servicer.
(e)    If the Standby Servicer becomes the successor servicer with respect to the Purchased Mortgage Loans or otherwise appoints a successor servicer, such successor servicer will be entitled to a monthly fee (the “Monthly Servicing Fee”), payable from amounts received in respect of the Purchased Mortgage Loans serviced by such successor servicer equal to [***]and (ii) the beginning unpaid principal balance of the Purchased Mortgage Loan on the first day of the month prior to such month. As additional servicing compensation, a successor servicer will generally be entitled to retain (a) all servicing related fees, including fees collected in connection with assumptions, modification, late payment charges and other similar amounts to the extent collected from the borrower and (b) any investment earnings on funds held in the escrow accounts on behalf of any borrower.
(f)    Notwithstanding anything to the contrary set forth in this Indenture or in any Program Agreement, if the Standby Servicer is acting as successor servicer pursuant to this Indenture, it shall have no duty as Indenture Trustee or as successor servicer to (i) monitor or determine whether a substitute index should or could be selected with respect to any adjustable-rate Purchased Mortgage Loan following a Benchmark Transition Event, (ii) determine any substitute index with respect to any adjustable-rate Purchased Mortgage Loan or (iii) exercise any right related to the foregoing on behalf of the Issuer, the Noteholders or any other person.
(g)    The relationship of the Standby Servicer (and of any successor to the Standby Servicer as Standby Servicer under this Agreement) to the Issuer under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent. Other than the duties specifically set forth in this Indenture, the Standby Servicer shall have no obligations under this Indenture, including, without limitation, any obligation to supervise, verify, monitor or administer the performance of the Servicer. The Standby Servicer shall have no liability for any actions taken or omitted by any other Servicer.
(h)    The Standby Servicer hereby represents and warrants to the Indenture Trustee, the Issuer and the Noteholders that:
(i)    The Standby Servicer has, and at all times will have, and each of the employees that it will use to provide and perform the services required of a Servicer by this Indenture, has and will have, the necessary capacity, knowledge, skills, experience, qualifications, rights and resources to provide and perform such services in accordance with this Indenture.
(ii)    The Standby Servicer is a national banking association duly organized and validly existing under the laws of United States; the Standby Servicer has the full corporate power and authority to execute and deliver this Indenture and to perform in accordance herewith; the execution, delivery and performance of this Indenture by the Standby Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Indenture evidences the valid, binding and enforceable obligation of the Standby Servicer to make this Indenture valid and binding upon the Standby Servicer in accordance with its terms, subject only to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditor’s rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law);
(iii)    Neither the execution and delivery of this Indenture, nor the fulfillment of or compliance with the terms and conditions of this Indenture, will conflict with or result in a breach of any of the terms, conditions or provisions of the Standby Servicer’s charter or by-laws;
(iv)    There is no action, suit, proceeding, or investigation pending, or, to the knowledge of the Standby Servicer, threatened against the Standby Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Standby Servicer, or in any material impairment of the right or ability of the Standby Servicer to carry on its business substantially as now conducted, or of any action taken or to be taken in connection with the obligations of the Standby Servicer contemplated herein, or which would materially impair the ability of the Standby Servicer to perform under the terms of this Indenture; and
(v)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Standby Servicer of or compliance by the Standby Servicer with this Indenture or the Mortgage Loans or the consummation of the transactions contemplated by this Indenture, or if required, such approval has been obtained prior to the Closing Date.

(i)    All provisions affording benefits, protections, rights and indemnities of the Indenture Trustee shall apply mutatis mutandis to the Standby Servicer.
Section 4.4.    Ongoing Diligence.
(a)    On each Review Date, the Administrator on behalf of the Issuer is required to provide or cause to be provided to the Indenture Trustee and the Diligence Provider, an Asset Tape setting forth all Purchased Mortgage Loans subject to the Master Repurchase Agreement on such date of delivery. Within [***]of receipt of such Asset Tape, the Diligence Provider shall randomly select [***] of the Purchased Mortgage Loans (other than Wet Loans) listed thereon; provided, that the random selection of Purchased Mortgage Loans for review shall be limited to (i) Purchased Mortgage Loans acquired since the preceding Review Date and (ii) any Purchased Mortgage Loans not previously subject to a review by the Diligence Provider for purposes of this transaction, and the Administrator on behalf of the Issuer shall promptly provide (or shall cause to be provided) all data, files and information requested by the Diligence Provider to perform its review. Pursuant to the Monitoring Agreement, the Diligence Provider shall compare the Asset Tape received from the Issuer or the Administrator to the data, files and information received from the Issuer and provide the Indenture Trustee, the Issuer and the Seller with a diligence report (each, a “Diligence Report”) regarding (i) with respect to each Purchased Mortgage Loan other than a Jumbo Mortgage Loan, the compliance of such Purchased Mortgage Loans with the underwriting guidelines of the applicable Agency, (ii) with respect to each Purchased Mortgage Loan that is a Jumbo Mortgage Loan, the compliance of such Purchased Mortgage Loans with the applicable underwriting guidelines set forth in Exhibit E, (iii) the compliance of such Purchased Mortgage Loans with applicable federal, state and local laws, (iv) the integrity of the data regarding the Purchased Mortgage Loans, (v) the validity of the appraisals, if applicable, with respect to such Purchased Mortgage Loans and (vi) a comparison of the automated underwriting system (“AUS”) number found on the Asset Tape to the AUS number appearing in the credit file (which AUS number appearing in the credit file is generated by Fannie Mae or Freddie Mac, as applicable) provided to the Diligence Provider or, if such Purchased Mortgage Loan does not have an AUS number, a comparison of the Agency case number found on the asset tape to the Agency case number appearing in the credit file (which Agency case number in the credit file is generated by FHA or VA, as applicable) provided to the Diligence Provider. An initial Diligence Report (each, an “Initial Diligence Report”) will be delivered by the Diligence Provider to the Indenture Trustee and the Seller no later than [***] following the delivery to the Diligence Provider of the mortgage files related to the Purchased Mortgage Loans to be reviewed. The final Diligence Report (each, a “Final Diligence Report”) will be delivered by the Diligence Provider to the Indenture Trustee and the Seller [***] the Diligence Provider shall prepare a summary of the findings contained in the Final Diligence Report (including, but not limited to, an identification of Purchased Mortgaged Loans with Level C or Level D Exceptions and a list of Purchased Mortgage Loans for which any exceptions identified by the Diligence Provider were successfully rebutted by the Seller). The Diligence Report will be based solely upon the information provided to the Diligence Provider by or on behalf of the Issuer. Each period beginning with the date on which the Diligence Provider selects the sample of Purchased Mortgage Loans to be reviewed and ending on the date of on which the Diligence Provider delivers its Final Diligence Report is referred to herein as a review period (the “Review Period”).

The Issuer, upon request, shall provide the Asset Tape to the Rating Agency [***] and shall also forward such Asset Tape to the Administrator who shall make it available on the 17g-5 Website.
(b)    In the event any Level C Exception or Level D Exception is identified in an Initial Diligence Report, the Seller will have [***] to cure (or clear) such Level C Exceptions or Level D Exceptions with the Diligence Provider. To the extent that the Seller is unable to cure any Level C Exceptions within such [***] , the Diligence Provider will, [***], notify the Indenture Trustee of such failure in the related Final Diligence Report, and the Seller will be required to repurchase such Purchased Mortgage Loan for the applicable Repurchase Price [***] of such notification (to the extent such mortgage loan is still owned by the Issuer). Any Level D Exceptions identified in an Initial Diligence Report will be repurchased by the Seller within [***] of its receipt of such Initial Diligence Report (to the extent such mortgage loan is still owned by the Issuer). Notwithstanding the foregoing, to the extent that the Diligence Provider finds that any Purchased Mortgage Loan is in violation of the TILA RESPA Integrated Disclosure Rule (“TRID”), it shall notify the Seller and the Indenture Trustee of such failure in the related Diligence Report, and the Seller will be required to repurchase such Purchased Mortgage Loan for the applicable Repurchase Price within [***] of such notification.
To the extent that a Final Diligence Report for a Review Period identifies Level C Exceptions and/or Level D Exceptions which in the aggregate represent an amount greater than [***] of the Purchased Mortgage Loans reviewed, the Seller will be required to deposit additional Eligible Mortgage Loans and/or cash into the Margin Account as follows: (i) if the aggregate amount of Level C Exceptions and/or Level D Exceptions for such Review Period is greater than [***] of the Purchased Mortgage Loans reviewed but less than or equal to [***] of the Purchased Mortgage Loans reviewed, additional Eligible Mortgage Loans and/or cash equal to [***]% of the aggregate outstanding Purchase Price and (ii) if the aggregate amount of Level C Exceptions and/or Level D Exceptions for such Review Period is greater than [***] of the Purchased Mortgage Loans reviewed, no further Eligible Mortgage Loans will be purchased pursuant to the Master Repurchase Agreement. A violation of TRID found by the Diligence Provider that constitutes a Level C Exception or a Level D Exception will not be included in the calculations set forth in the preceding sentence.

Additional Eligible Mortgage Loans or cash deposited into the Margin Account as described in the preceding paragraph are referred to herein as “Reserve Deposits.” Reserve Deposits may be released to the Seller in full or in part to the extent that the Level C Exceptions and/or Level D Exceptions for a preceding Review Period are reduced in the aggregate to below [***] of the Purchased Mortgage Loans reviewed. By way of example, if a Final Diligence Report for a Review Period included aggregate Level C Exceptions and Level D Exceptions with respect to [***] of the Purchased Mortgage Loans reviewed (which required the Seller to make a Reserve Deposit to the Margin Account in an amount equal to [***] of the aggregate outstanding Purchase Price as of such date), but a subsequent Final Diligence Report for a subsequent Review Period includes aggregate Level C Exceptions and Level D Exceptions with respect to [***] of the Purchased Mortgage Loans reviewed for such subsequent Review Period, then the Reserve Deposit would be eliminated as of such date and any additional Eligible Mortgage Loans and/or cash in excess of such amount may be released to the Seller. To the extent a Repo Event of

Default has occurred and is continuing, any cash or collections from additional Eligible Mortgage Loans in the Reserve Deposit in the Margin Account will be remitted to the Payment Account and will be applied in accordance with the priority of payments with respect to the Notes.

The Diligence Provider’s valuation review of Purchased Mortgage Loans will be performed as set forth below and as further described in Exhibit A to the Monitoring Agreement.
With respect to the Diligence Provider’s valuation review of Purchased Mortgage Loans that are not FHA Streamline Mortgage Loans, VA IRRR Mortgage Loans or Mortgage Loans that are approved with a property inspection waiver, the Diligence Provider shall obtain a collateral desktop analysis or like product for each of such Purchased Mortgage Loans being reviewed. To the extent that the collateral desktop analysis or like product valuation for any such Purchased Mortgage Loan is [***] or more less than the appraised value for such Purchased Mortgage Loan, a field review shall be obtained by the Diligence Provider at the expense of the Seller.
With respect to the Diligence Provider’s valuation review of Purchased Mortgage Loans that are FHA Streamline Mortgage Loans or VA IRRR Mortgage Loans, the Diligence Provider will obtain an AVM for each such Purchased Mortgage Loan being reviewed and compare the Collateral Analytics value to that found on the AVM, or, if an AVM is not available for the related property, a BPO.
With respect to the Diligence Provider’s valuation review of Purchased Mortgage Loans that are approved with a property inspection waiver, the Diligence Provider will obtain an AVM for each such Purchased Mortgage Loan being reviewed (or, if an AVM is not available for the related property, a BPO) and compare the AVM or BPO value, as applicable, to the AUS accepted value.
The Seller shall repurchase a Purchased Mortgage Loan with a Valuation Deficiency for the applicable Repurchase Price within [***].
With respect to the Diligence Provider’s data integrity review, to the extent that a Final Diligence Report indicates any data integrity deficiencies with respect to the Asset Tape, the Seller shall cure such deficiency in the Asset Tape (and provide such revised Asset Tape to the Diligence Provider), and if such data integrity deficiency causes the subject Mortgage Loan to no longer satisfy the requirements of an Eligible Mortgage Loan under the Master Repurchase Agreement, the Seller will be required to repurchase such Purchased Mortgage Loan for the applicable Repurchase Price within [***] of such notification.
With respect to the Diligence Provider’s review of AUS numbers and Agency case numbers, if a Final Diligence Report indicates that any Purchased Mortgage Loan does not have an AUS number or Agency case number on the Asset Tape that matches the AUS number or Agency case number, as applicable, the Seller will repurchase such Purchased Mortgage Loan for the applicable Repurchase Price within [***] of such notification.

The Seller will be obligated to repurchase any Purchased Mortgage Loan as described in this Section 4.4 pursuant to the terms of the Master Repurchase Agreement. In all cases described in this Section 4.4(b), if any Purchased Mortgage Loan requiring repurchase is no longer owned by the Issuer, no further action will be required of the Indenture Trustee.
(c)    If (i) an Act of Insolvency with respect to the Diligence Provider occurs or (ii) if the Diligence Provider fails to perform its obligations when due under the Monitoring Agreement, provided that it has received timely and complete data files and information as required from the Issuer, then the Diligence Provider’s obligations pursuant to this Section 4.4 and under the Monitoring Agreement shall be automatically terminated for cause. The Administrator, on behalf of the Issuer, shall use its best efforts to promptly, and, if the termination occurs on or during the [***] prior to when the next Diligence Report is due, within [***] following such termination, hire a replacement due diligence provider at market price to perform the obligations of the Diligence Provider set forth in Sections 4.4(a), (b) and (c) hereof, on terms substantially similar to the terms hereof and in the Monitoring Agreement. The replacement diligence provider shall be a Qualified Successor Diligence Provider and shall be required to deliver its first Diligence Report on the same date that the terminated Diligence Provider was required to deliver such Diligence Report and in no event later than the [***]. If the replacement diligence provider does not deliver the Diligence Report on such date, the Issuer shall not purchase any Replacement Assets from the period when such Diligence Report was due until the date the Diligence Report is actually delivered.
(d)    Upon written request and subject to the Noteholder executing a confidentiality agreement with the Diligence Provider, the Diligence Provider shall provide a Noteholder with access to redacted versions of the summary of the reports that are made available by the Seller to the Rating Agency pursuant to Section 4.4(a) hereof. No borrower specific information or other information that would violate applicable privacy laws shall be included in any such report delivered to the Noteholder.
(e)    Upon the occurrence and continuance of a Repo Event of Default, if at any time a Purchased Mortgage Loan is more than [***] , the Administrator on behalf of the Issuer shall hire a third party loan reviewer (other than the Diligence Provider) (the “Delinquent Loan Reviewer”) to review the representations, warranties and covenants made by the Seller with respect to such Purchased Mortgage Loans pursuant to the Master Repurchase Agreement on terms substantially similar to the terms of the Monitoring Agreement; provided, however, that, the Required Noteholders may waive the requirement to appoint such Delinquent Loan Reviewer in writing by providing written notice of such waiver to the Issuer and Indenture Trustee. The Administrator on behalf of the Issuer shall cause the Delinquent Loan Reviewer to deliver a report of its findings (which includes loan level detail) within [***] of the commencement of its review. If such report indicates a breach of any representation, warranty or covenant with respect to such Purchased Mortgage Loan, upon a Trust Officer of the Indenture Trustee receiving written notice or actual knowledge of such breach, the Indenture Trustee shall promptly notify the Seller of such breach and request that the Seller repurchase such Purchased Mortgage Loan at the Repurchase Price. On each Payment Date, the Delinquent Loan Reviewer shall receive the Delinquent Loan Reviewer Fee in accordance with Sections 6.1(e), as applicable and 9.6 hereof.

Section 4.5.    Compliance with Rule 17g-5.
Except with respect to the Monthly Payment Date Statement, with respect to any document, notice or other information required pursuant to the Program Agreements to be sent by the Indenture Trustee to the Rating Agency, the Indenture Trustee agrees to provide any such document, notice or other information to the Administrator on behalf of the Issuer prior to delivering such document, notice or other information to the Rating Agency, for posting on the Issuer’s Rule 17g-5 compliant website related to this transaction (the “17g-5 Website”). The Issuer shall promptly post such material on the 17g-5 Website and confirm to the Indenture Trustee that any such document, notice or other information has been posted to the 17g-5 Website.
Section 4.6.    Accounting and Reports to Internal Revenue Service and Others.
(a)    The Indenture Trustee, on behalf of the Issuer, shall (a) maintain (or cause to be maintained) the books of the Issuer on a calendar year basis on the accrual method of accounting, (b) upon the request of the Administrator or a Noteholder, deliver to such Noteholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information as may be required to enable such Noteholder to prepare its federal income tax returns and (c) file such tax returns relating to the Issuer and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder. The Indenture Trustee shall prepare (or cause to be prepared), and shall be solely responsible for the preparation of, all federal, New York State and New York City tax and information returns and reports required to be filed by or in respect of the Issuer and the Indenture Trustee shall sign such returns, or any other information, statements or schedules, and file, on a timely basis, such returns and such of the above information, or any other information, statements or schedules, as may be required under applicable tax laws.  In this regard, the Indenture Trustee shall, to the extent required to do so, prepare (or cause to be prepared) and furnish (or cause to be furnished) to each Noteholder and to the Internal Revenue Service and state and local taxing authorities, as applicable, such information, forms and reports as may be required by applicable law.
(b)    The Indenture Trustee shall sign on behalf of the Issuer any and all tax returns of the Issuer unless applicable law requires otherwise.
ARTICLE V.

ACCOUNTS
Section 5.1.    Establishment of Accounts.
(a)    The Securities Intermediary on behalf of the Indenture Trustee shall establish and maintain in the name of the Issuer for the benefit of the Noteholders a segregated account which is an Eligible Account, in its own name, bearing a designation clearly indicating that the funds deposited therein are held for the exclusive benefit of the Noteholders, and designated as the “[***]”. The Indenture Trustee, in accordance with the terms of this Indenture, shall have the exclusive control and sole right of withdrawal with respect to the Payment Account. All funds held in the Payment Account shall be held uninvested.
(b)    The Securities Intermediary on behalf of the Indenture Trustee shall also establish and maintain in the name of the Issuer for the benefit of the Noteholders a segregated account which is an Eligible Account, in its own name, bearing a designation clearly indicating that the funds deposited therein are held for the exclusive benefit of the Noteholders, and designated as the “[***]” The Indenture Trustee, in accordance with the terms of this Indenture, shall have the exclusive control and sole right of withdrawal with respect to the Reserve Account. The Indenture Trustee shall deposit funds in the Reserve Account pursuant to the terms of Section 6.1(e) and Section 9.6. All funds held in the Reserve Account shall be held uninvested.
(c)    In addition, the Indenture Trustee may establish and maintain one or more accounts and/or administrative sub-accounts to facilitate the proper allocation of payments in accordance with the terms of this Indenture. When the Indenture Trustee is required to make payments out of the Payment Account or the Reserve Account pursuant to the Indenture, the Securities Intermediary shall make such payments.
Section 5.2.    Deposits and Withdrawals from Accounts.
(a)    During the Pre-Default Period, the Collateral Agent on behalf of the Indenture Trustee shall apply funds in the Buyer’s Account (i) to the purchase of Eligible Assets pursuant to Section 3 of the Master Repurchase Agreement, (ii) to the payment of Income to the Seller on each Repurchase Date and (iii) for the other purposes specified in the Master Repurchase Agreement. On each Repurchase Date, the Collateral Agent on behalf of the Indenture Trustee shall, upon receipt, deposit the Repurchase Price received from, or on behalf of, the Seller into the Buyer’s Account net of the aggregate Price Differential received on such date (which shall be deposited into the Payment Account). After the [***], any such Repurchase Price on deposit in the Buyer’s Account for a period of [***] and not used to purchase Replacement Assets shall be withdrawn by the Collateral Agent on behalf of the Indenture Trustee on the following Payment Date and deposited into the Payment Account prior to making the payments set forth in Section 6.1(d). The Indenture Trustee shall cease to purchase Replacement Assets on a Termination Date.
(b)    The Indenture Trustee shall, upon receipt thereof, deliver to the Securities Intermediary for deposit into the Payment Account any Price Differential, any Prepayment Amount and the principal portion of the Repurchase Price received on the Expiration Date.
(c)    Following (i) the occurrence and continuance of an Indenture Event of Default or Repo Trigger Event and (ii) a Trust Officer of the Indenture Trustee receiving written notice or having actual knowledge of such an event, the Indenture Trustee shall direct the Servicer to remit all Income into the Payment Account for payment pursuant to Section 6.1(e).
(d)    On each Payment Date, the Indenture Trustee shall apply amounts on deposit in the Payment Account in accordance with Section 6.1(d) or Section 6.1(e), as applicable.

Section 5.3.    Important Information about Procedures for Opening a New Account.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust, or other legal entity, the Indenture Trustee will ask for documentation to verify its formation and existence as a legal entity. The Indenture Trustee may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.
Section 5.4.    Delivery of Purchased Assets.
Each Purchased Mortgage Loan shall be held by the Mortgage Loan Custodian on behalf of the Indenture Trustee, pursuant to the Mortgage Loan Custodial and Disbursement Agreement. The Securities Intermediary shall credit all Purchased Assets which are Participation Certificates and pledged in accordance with this Indenture to the Payment Account established and maintained pursuant to Section 5.1.
Each time that a Participation Certificate is purchased by the Issuer pursuant to the Master Repurchase Agreement, the Administrator, on behalf of the Issuer, shall cause such Participation Certificate to be delivered in accordance with the applicable delivery requirements in the definition of “Delivery.” The security interest of the Indenture Trustee shall come into existence and continue in such Participation Certificate until repurchased by the Seller pursuant to the Master Repurchase Agreement.
Without limiting the foregoing, the Administrator, on behalf of the Issuer, will use its commercially reasonable efforts to direct the Securities Intermediary to take such different or additional action as may be necessary in order to maintain the perfection or priority of the security interest in the event of any change in applicable law or regulation, including without limitation Articles 8 and 9 of the UCC.
ARTICLE VI.

PAYMENTS
Section 6.1.    Payments in General.
(a)    On each Payment Date and with respect to each Class of Notes entitled to a payment in accordance with Section 6.1(d) or Section 6.1(e), as applicable, the Indenture Trustee shall make payment of funds in the Payment Account for such Class to the Noteholders of record as of the related Record Date based on such Noteholder’s pro rata share of the aggregate Note Balance of the Notes of such Class; provided, that the final principal payment due on a Note shall only be paid to the Holder of a Note on due presentment of such Note for cancellation in accordance with the provisions of such Note.
(b)    Unless otherwise specified by the Clearing Agency, amounts payable to a Noteholder pursuant to Section 6.1(d) or Section 6.1(e), as applicable, or Section 9.6 shall be payable by wire transfer of immediately available funds released by the Indenture Trustee from the Payment Account for credit to the account designated in writing by such Noteholder at least [***] prior to the relevant Payment Date or, if no such designation has been received, by first class mail to such Noteholder’s at its address of record with the Indenture Trustee.
(c)    The Indenture Trustee shall promptly notify the Seller as to the amount of any accrued and unpaid expenses or indemnity amounts owing under the Program Agreements to the Indenture Trustee, the Owner Trustee, the Standby Servicer and the Collateral Agent including any Extraordinary Expenses. In addition, [***], the Indenture Trustee shall notify the Seller of the Interest Coverage Amount (assuming for purposes of this calculation that all Price Differential amounts due on the Remittance Date are received from the Seller), if any, on such Remittance Date.
(d)    On each Payment Date occurring during the Pre-Default Period, the Securities Intermediary on behalf of the Indenture Trustee shall apply the amount on deposit in the Payment Account on such date to make payments in the following order of priority:
(i)    if the Standby Servicer or other successor servicer is the Servicer of the Purchased Mortgage Loans, to the Standby Servicer or such other successor servicer, reimbursement for any unreimbursed advances, including transfer costs in the event such costs have not been paid by the predecessor Servicer, fees and expenses with respect to the Purchased Mortgage Loans or the related Mortgaged Properties and the earned and unpaid Monthly Servicing Fee for such Payment Date;
(ii)    to the extent not otherwise paid by the Repo Seller, on a pro rata basis to the Indenture Trustee, the Collateral Agent, the Owner Trustee, the Note Calculation Agent, the Administrator, the Standby Servicer and the Diligence Provider, based on the amounts due to each such party, the earned and unpaid Monthly Indenture Trustee Fee, Monthly Collateral Agent Fee, Owner Trustee Fee, Administrator Fee, Standby Servicing Fee and Review Fee, if any, for such Payment Date, as applicable;
(iii)    on a pro rata basis to the Indenture Trustee, the Standby Servicer, the Owner Trustee, the Note Calculation Agent and the Collateral Agent, any Extraordinary Expenses due and payable to such party, to the extent not previously paid; provided that, Extraordinary Expenses will in no event exceed the Extraordinary Expense Cap; provided, further, that $[***]of the Extraordinary Expense Cap will be allocated to reimbursable expenses of the Indenture Trustee, the Standby Servicer, the Note Calculation Agent and the Collateral Agent and $[***] of the Extraordinary Expense Cap will be allocated to reimbursable expenses of the Owner Trustee (and on the Payment Date occurring in December of such calendar year, each such party shall have the right to reimbursement from any unused portion of the Extraordinary Expense Cap allocated to another party to the extent that the Extraordinary Expenses reimbursable to such party exceed the related capped amount at the end of such calendar year) (the aggregate amount, if any, owing to such parties but unpaid under this clause (iii) due to the foregoing limitations being the “Remaining Expenses”);

(iv)    if sufficient funds remain in the Payment Account to pay in full the Securities Monthly Payment Amount and any Remaining Expenses, then the following amounts shall be paid without priority:
(A)    on a pro rata basis to each of the Indenture Trustee, the Owner Trustee, the Standby Servicer, the Note Calculation Agent and the Collateral Agent, the portion of the Remaining Expenses, if any, owed to such party; and
(B)    to the Holders of each class of Notes, the Interest Payment Amount and Required Principal Payment, if any, in respect of such Class (provided that such Required Principal Payment shall not reduce the Note Balance of such Class of Notes below zero);
(v)    if insufficient funds remain in the Payment Account to pay in full the Securities Monthly Payment Amount and any Remaining Expenses, then payments shall be made in the following priority (provided that any payments of principal in reduction of the Note Balance of each Class of Notes pursuant to clause (B), (D), (F), (H), (J) or (L) below will be made on a pro rata basis based on the respective Note Balances):
(A)     to the Holders of the Class A Notes, the Interest Payment Amount for the Class A Notes for such Payment Date;
(B)    to the Holders of the Class A Notes, the Required Principal Payment for such Payment Date, in reduction of the Note Balance of the Class A Notes, until the Note Balance thereof has been reduced to zero;
(C)    to the Holders of the Class B Notes, the Interest Payment Amount for the Class B Notes for such Payment Date;
(D)    to the Holders of the Class B Notes, the Required Principal Payment for such Payment Date, in reduction of the Note Balance of the Class B Notes, until the Note Balance thereof has been reduced to zero;
(E)    to the Holders of the Class C Notes, the Interest Payment Amount for the Class C Notes for such Payment Date;
(F)    to the Holders of the Class C Notes, the Required Principal Payment for such Payment Date, in reduction of the Note Balance of the Class C Notes, until the Note Balance thereof has been reduced to zero;
(G)    to the Holders of the Class D Notes, the Interest Payment Amount for the Class D Notes for such Payment Date;
(H)    to the Holders of the Class D Notes, the Required Principal Payment for such Payment Date, in reduction of the Note Balance of the Class D Notes, until the Note Balance thereof has been reduced to zero;

(I)    to the Holders of the Class E Notes, the Interest Payment Amount for the Class E Notes for such Payment Date;
(J)    to the Holders of the Class E Notes, the Required Principal Payment for such Payment Date, in reduction of the Note Balance of the Class E Notes, until the Note Balance thereof has been reduced to zero;
(K)    to the Holders of the Class F Notes, the Interest Payment Amount for the Class F Notes for such Payment Date;
(L)    to the Holders of the Class F Notes, the Required Principal Payment for such Payment Date, in reduction of the Note Balance of the Class F Notes, until the Note Balance thereof has been reduced to zero; and
(M)    (i) on a pro rata basis, to the Indenture Trustee, the Owner Trustee, the Standby Servicer, the Note Calculation Agent and the Collateral Agent, any amounts owed to such parties but not paid due to the limitation in clause (iii) above and then (ii) to the Electronic Agent any Extraordinary Expenses due and payable to such party; and
(vi)    to, or at the direction of, the Holders of the Trust Certificates any remaining amounts.
On any Payment Date, each Holder of a Class of Notes and each holder of the Trust Certificates shall be entitled to its pro rata share of the Prepayment Amount or the Repurchase Price and any interest accrued thereon through the date of such payment.
(e)    On each Payment Date occurring after the Pre-Default Period, other than the Payment Date following a Sale, the Securities Intermediary on behalf of the Indenture Trustee shall apply amounts on deposit in the Payment Account and the Reserve Account on such date to make payments in the following order of priority:
(i)    to the Delinquent Loan Reviewer, the Delinquent Loan Reviewer Fee, if any, for such Payment Date;
(ii)    if the Standby Servicer or other successor servicer is the Servicer of the Purchased Mortgage Loans, to the Standby Servicer or such other successor servicer, reimbursement for any unreimbursed advances and expenses with respect to the Purchased Mortgage Loans or the related Mortgaged Properties and the earned and unpaid Monthly Servicing Fee for such Payment Date;
(iii)    on a pro rata basis to the Indenture Trustee, the Collateral Agent, the Mortgage Loan Custodian, the Owner Trustee, the Note Calculation Agent, the Administrator, the Standby Servicer and the Diligence Provider, based on the amounts due to each such party, the earned and unpaid Monthly Indenture Trustee Fee, Monthly Collateral Agent Fee, Mortgage Loan Custodial Fee, Owner Trustee Fee, Administrator

Fee, Standby Servicing Fee and Review Fee, if any, for such Payment Date, as applicable;
(iv)    (x) on a pro rata basis, to the Indenture Trustee, the Standby Servicer, the Owner Trustee, the Note Calculation Agent, the Collateral Agent, and the Mortgage Loan Custodian, any Extraordinary Expenses due and payable to such party, to the extent not previously paid and then (y) to the Electronic Agent, any Extraordinary Expenses due and payable to such party, to the extent not previously paid;
(v)    if the Payment Date occurs during the Auction Period, to the Reserve Account, any collections received in respect of principal on the Purchased Mortgage Loans;
(vi)    sequentially, to the Holders of the Class A, Class B, Class C, Class D and Class E Notes, in that order, the Interest Payment Amount for each such Class for such Payment Date;
(vii)    to the Holders of the Class A Notes, in respect of principal, until the Note Balance of such Class of Notes has been reduced to zero;
(viii)    to the Holders of the Class A Notes, any Basis Risk Shortfall Amount for such Class for such Payment Date;
(ix)    to the Holders of the Class B Notes, in respect of principal, until the Note Balance of such Class of Notes has been reduced to zero;
(x)    to the Holders of the Class B Notes, any Basis Risk Shortfall Amount for such Class for such Payment Date;
(xi)    to the Holders of the Class C Notes, in respect of principal, until the Note Balance of such Class of Notes has been reduced to zero;
(xii)    to the Holders of the Class C Notes, any Basis Risk Shortfall Amount for such Class for such Payment Date;
(xiii)    to the Holders of the Class D Notes, in respect of principal, until the Note Balance of such Class of Notes has been reduced to zero;
(xiv)    to the Holders of the Class D Notes, any Basis Risk Shortfall Amount for such Class for such Payment Date;
(xv)    to the Holders of the Class E Notes, in respect of principal, until the Note Balance of such Class of Notes has been reduced to zero;
(xvi)    to the Holders of the Class E Notes, any Basis Risk Shortfall Amount for such Class for such Payment Date;

(xvii)    to the Holders of the Class F Notes, the Interest Payment Amount for such Class for such Payment Date;
(xviii)    to the Holders of the Class F Notes, in respect of principal, until the Note Balance of such Class of Notes has been reduced to zero;
(xix)    to the Holders of the Class F Notes, any Basis Risk Shortfall Amount for such Class for such Payment Date; and
(xx)    to the Holders of the Trust Certificates any remaining amounts.
(f)    The Indenture Trustee shall, upon receipt of an Issuer Order at such time as there are no Notes outstanding and all obligations of the Issuer hereunder have been satisfied, release the Collateral from the Lien of this Indenture.
Section 6.2.    [Reserved].
Section 6.3.    Annual Noteholders’ Tax Statement.
Upon request, and before March 31 of each calendar year, beginning with calendar year 2027, the Indenture Trustee shall furnish to each Person who at any time during the preceding calendar year was a Noteholder a statement prepared by the Issuer containing the information which is required to be contained in the Monthly Payment Date Statement with respect to each Class of Notes, aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information as the Issuer deems necessary or desirable to enable the Noteholders to prepare their tax returns (each such statement, an “Annual Noteholders’ Tax Statement”). Such obligations of the Issuer to prepare and the Indenture Trustee to distribute the Annual Noteholders’ Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.
Section 6.4.    Allocation of Losses.
On each Payment Date on and after the occurrence and continuance of an Indenture Event of Default or the occurrence of a Repo Trigger Event and prior to the sale of the Collateral pursuant to Section 9.6 hereof, and after all payments pursuant to Section 6.1(e) hereof for such Payment Date have been made, if the sum of the Outstanding Asset Balance on such date and all amounts on deposit in the Buyer’s Account, if any, and the Reserve Account is less than the aggregate Note Balance of all outstanding Notes (such balances determined after giving effect to all payments made on such Payment Date pursuant to Section 6.1(e)) (such shortfall, the “Realized Loss Amount”), then the Indenture Trustee shall allocate such Realized Loss Amount in the following order: first, the Note Balance of the Class F Notes, until the Note Balance thereof has been reduced to zero, second, the Note Balance of the Class E Notes, until the Note Balance thereof has been reduced to zero, third, the Note Balance of the Class D Notes, until the Note Balance thereof has been reduced to zero, fourth, the Note Balance of the Class C Notes, until the Note Balance thereof has been reduced to zero, fifth, the Note Balance of the Class B

Notes, until the Note Balance thereof has been reduced to zero and sixth, the Note Balance of the Class A Notes, until the Note Balance thereof has been reduced to zero.
On each Payment Date on and after the occurrence and continuance of an Event of Default or an Indenture Event of Default or the occurrence of a Repo Trigger Event and prior to the sale of the Collateral pursuant to Section 9.6 hereof, and after all payments pursuant to Sections 6.1(e) hereof for such Payment Date have been made, if the sum of the Outstanding Asset Balance on such date and all amounts on deposit in the Buyer’s Account, if any, exceeds the sum of the Note Balances of all outstanding Notes (such balances determined after giving effect to all payments made on such Payment Date pursuant to Section 6.1(e)) (such excess, the “Subsequent Recovery Amount”), then the Indenture Trustee shall allocate such Subsequent Recovery Amount to increase the Note Balances of the Notes, after all payments pursuant to Section 6.1(e) hereof for such Payment Date have been made, in order of seniority, but not in excess of any Realized Loss Amount previously allocated to such Class of Notes.
ARTICLE VII.

REPRESENTATIONS AND WARRANTIES OF THE ISSUER
The Issuer hereby represents and warrants to the Indenture Trustee, for the benefit of the Noteholders as of the date hereof (or such other date as is specified), that:
Section 7.1.    Due Organization.
The Issuer is a statutory trust duly formed, validly existing and in good standing under the laws governing its creation and existence and has full statutory trust power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Indenture and the other Program Agreements.
Section 7.2.    No Conflicts.
The execution and delivery by the Issuer of this Indenture and the other Program Agreements do not conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Issuer or its properties or the certificate of trust of the Issuer or the Trust Agreement.
Section 7.3.    No Consent Required.
The execution, delivery and performance by the Issuer of this Indenture and the other Program Agreements and the consummation of the transactions contemplated hereby and thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other Governmental Authority or other Person, except such as has been obtained, given, effected or taken prior to the date hereof or as contemplated in Section 7.12.

Section 7.4.    Binding Effect.
This Indenture, each other Program Agreement to which the Issuer is a party and each Note when executed and delivered in accordance with this Indenture, is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity, including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, (ii) concepts of materiality, reasonableness, good faith and fair dealing, and (iii) that certain remedial or procedural provisions contained in this Indenture may be limited or rendered unenforceable by applicable law, but such limitations do not make the remedies and procedures that are afforded to the Indenture Trustee inadequate for the practical realization of the substantive benefits purported to be provided by this Indenture).
Section 7.5.    No Litigation Pending.
There are no actions, suits or proceedings pending or, to the knowledge of the Issuer, threatened against the Issuer, before or by any court, administrative agency, arbitrator or Governmental Authority (A) with respect to any of the transactions contemplated by this Indenture or any other Program Agreement or (B) with respect to any other matter which in the judgment of the Issuer will be determined adversely to the Issuer and will if determined adversely to the Issuer materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Indenture or any other Program Agreement.
Section 7.6.    Tax Filings and Expenses.
The Issuer has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of the Issuer, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by the Issuer, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. The Issuer has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign statutory trust authorized to do business in each state in which it is required to so qualify, except where the failure to pay any such fees and expenses is not reasonably likely to have a material adverse effect on the business, properties, assets or condition (financial or other) of the Issuer.
Section 7.7.    Investment Company Act; Trust Indenture Act; Securities Act.
The Issuer is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act. It is not necessary in connection with the offer, issuance and sale of the Notes under the circumstances contemplated in this Indenture to register any security under the Securities Act or to qualify any indenture under the Trust Indenture Act.

Section 7.8.    Regulations T, U and X.
The proceeds of the Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.
Section 7.9.    Solvency.
Both before and after giving effect to the transactions contemplated by this Indenture and the other Program Agreements, the Issuer is solvent within the meaning of the Bankruptcy Code and the Issuer is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law, and no Event of Bankruptcy has occurred with respect to the Issuer.
Section 7.10.    Subsidiary.
The Issuer shall not acquire or otherwise come to have one or more subsidiaries without the prior consent of the Indenture Trustee (on behalf of the Holders of the Notes).
Section 7.11.    Security Interests.
(a)    All Actions Taken. All action necessary to protect and perfect the Indenture Trustee’s security interest in the Collateral now in existence and hereafter acquired or created hereby has been duly and effectively taken.
(b)    No Filings. The Issuer is not aware of (x) any financing statements against the Seller or the Issuer that include a description of collateral covering the Collateral, other than any such financing statement that has been terminated or will be released as to such Collateral upon application of the proceeds of the transfer to the Issuer or that has been filed to perfect the security interest of the Issuer pursuant to the Program Agreements, or (y) any judgment or tax lien filings against the Issuer.
(c)    Valid Lien Created. This Indenture constitutes a valid and continuing Lien on the Collateral in favor of the Indenture Trustee on behalf of the Noteholders, which Lien is prior to all other Liens (other than Permitted Liens), and is enforceable as such against creditors of and purchasers from the Issuer in accordance with its terms, (except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity, including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, (ii) concepts of materiality, reasonableness, good faith and fair dealing, and (iii) that certain remedial or procedural provisions contained in this Indenture may be limited or rendered unenforceable by applicable law, but such limitations do not make the remedies and procedures that are afforded to the Indenture Trustee inadequate for the practical realization of the substantive benefits purported to be provided by this Indenture).

(d)    Perfection Representations. The Perfection Representations shall be part of this Indenture for all purposes under the Program Agreements.
(e)    Principal Place of Business. The place where the Issuer’s records concerning the Collateral are kept is at: South Carolina. The Issuer’s “location” within the meaning of the UCC is and at all times has been the State of Delaware. The Issuer does not transact, and has not transacted, business under any other name.
(f)    Authorizations. All authorizations in this Indenture for the Indenture Trustee to endorse checks, instruments and securities and to execute, deliver and file financing statements, continuation statements, security agreements and other instruments with respect to the Collateral are powers coupled with an interest and are irrevocable.
Section 7.12.    Reserved.
Section 7.13.    Eligible Assets.
Based upon the representations of the Seller in the Master Repurchase Agreement, each Purchased Asset acquired by the Issuer is an Eligible Asset.
Section 7.14.    Other Representations.
All representations and warranties of the Issuer made in each Program Agreement to which it is a party are true and correct and are repeated herein as though fully set forth herein.
Section 7.15.    Special Purpose Entity.
The Issuer is a special purpose entity formed exclusively to enter into the Program Agreements and the transactions contemplated thereby or incident thereto.
Section 7.16.    Compliance with ERISA.
The Issuer does not sponsor, contribute to, or maintain a “single employer plan” within the meaning of Section 4001(a)(15) of ERISA, and is not a member of a “controlled group” within the meaning of Section 4001(a)(14) of ERISA, any member of which sponsors, contributes to, or maintains a “single employer plan.”

ARTICLE VIII.

COVENANTS
Section 8.1.    Payment of Notes.
The Issuer shall pay the principal of (and premium, if any) and interest on the Notes pursuant to the provisions of this Indenture. Principal and interest shall be considered paid on the date due if the Indenture Trustee holds on that date money designated for and sufficient to pay all principal and interest then due.

Section 8.2.    Maintenance of Office or Agency.
The Issuer shall maintain an office or agency (which may be an office of the Indenture Trustee, Note Registrar or co registrar) where the Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and where, at any time when the Issuer is obligated to make a payment of principal and premium upon the Notes, the Notes may be surrendered for payment. The Issuer will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee.
The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
The Issuer hereby designates the Corporate Trust Office of the Indenture Trustee as one such office or agency of the Issuer.
Section 8.3.    Information.
The Issuer shall:
(a)    promptly provide the Indenture Trustee (on behalf of the Holders of the Notes) and the Rating Agency with all financial and operational information with respect to the Program Agreements or the Issuer as the Indenture Trustee or any Rating Agency may reasonably request; and shall promptly provide the Rating Agency and the Indenture Trustee (on behalf of the Holders of the Notes) with all statements delivered under the Administration Agreement;
(b)    provide the Rating Agency and the Indenture Trustee (on behalf of the Holders of the Notes) with any information that it may have with respect to an Indenture Event of Default, Potential Indenture Event of Default, Repo Trigger Event, Repo Event of Default or any other default or event of default under any other agreement between the Issuer and any of the Seller, the Administrator, the Indenture Trustee or the Holders of the Notes as promptly as practicable after the Issuer becomes aware of the occurrence of such Potential Indenture Event of Default, Indenture Event of Default, Repo Trigger Event, Repo Event of Default or other default or event of default (but in no event more than [***] after becoming aware of such occurrence), together with an Officer’s Certificate of the Issuer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Issuer;
(c)    promptly furnish to the Indenture Trustee (on behalf of the Holders of the Notes) after receipt thereof copies of all written communications received from the Rating Agency with respect to the affirmation or change in ratings of the Notes;

(d)    promptly upon its knowledge thereof give written notice to the Indenture Trustee (on behalf of the Holders of the Notes) and the Rating Agency of the existence of any litigation against the Issuer;
(e)    give prompt notice to the Indenture Trustee (on behalf of the holders of the Notes) and the Rating Agency of any material change to its organizational documents, including its certificate of trust; and
(f)    provide, on or prior to April 30 of each year upon request of the Indenture Trustee, to the Indenture Trustee a certificate of the Issuer certifying, if true, that the ratings assigned by the Rating Agency in respect of any outstanding Notes have not been withdrawn or downgraded since the date hereof.
Delivery of such reports, information and documents to the Indenture Trustee under this section is for informational purposes only.
Section 8.4.    Payment of Obligations.
The Issuer shall pay and discharge in a timely manner in accordance with the terms of the Program Agreements, at or before maturity, all of its respective material obligations and liabilities, except where the same may be contested in good faith by appropriate proceedings.
Section 8.5.    Conduct of Business and Maintenance of Existence.
The Issuer shall maintain its existence as a statutory trust validly existing and in good standing under the laws of the State of Delaware and as a foreign statutory trust duly qualified under the laws of each state in which the failure to so qualify would have a material adverse effect on the business and operations of the Issuer.
Section 8.6.    Compliance with Laws.
The Issuer shall comply in all respects with all Requirements of Law and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance, properties or prospects of the Issuer or its ability to carry out the transactions contemplated in this Indenture and each other Program Agreement; provided, that such noncompliance shall not result in a Lien (other than a Permitted Lien) on any assets of the Issuer.
Section 8.7.    Compliance with Program Agreements.
The Issuer shall perform and comply with each and every material obligation, covenant and agreement required to be performed or observed by it in or pursuant to this Indenture and each other Program Agreement to which it is a party and shall not take any action which would permit any party to have the right to refuse to perform any of its respective obligations under any Program Agreement.

Section 8.8.    [Reserved].
Section 8.9.    Notice of Material Proceedings.
Promptly upon becoming aware thereof, the Issuer shall give the Indenture Trustee (on behalf of the Holders of the Notes) and the Rating Agency written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting the Issuer which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of the Issuer or the ability of the Issuer to perform its obligations under this Indenture or under any other Program Agreement to which it is a party.
Section 8.10.    Further Requests.
The Issuer shall promptly furnish to the Indenture Trustee and the Rating Agency such other information as, and in such form as, the Indenture Trustee or the Rating Agency may reasonably request in connection with the transactions contemplated hereby.
Section 8.11.    Further Assurances.
The Issuer shall do such further acts and things, and execute and deliver to the Indenture Trustee and the Required Noteholders such additional assignments, agreements, powers and instruments, as the Required Noteholders reasonably determines to be necessary to carry into effect the purposes of this Indenture or the other Program Agreements or to better assure and confirm unto the Indenture Trustee, or the Noteholders their rights, powers and remedies hereunder, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby. The Issuer also hereby acknowledges that the Indenture Trustee has the right but not the obligation to file any such financing statement or continuation statement without the further authorization of the Issuer. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held and immediately pledged and physically delivered to the Indenture Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner sufficient to grant the Indenture Trustee a perfected security interest in such documents. Without limiting the generality of the foregoing provisions of this Section 8.11, the Issuer shall take all actions that are required to maintain the security interest of the Indenture Trustee on behalf of the Noteholders in the Collateral pledged pursuant to this Indenture as a perfected security interest subject to no prior Liens, including, without limitation filing all UCC financing statements, continuation statements and amendments thereto necessary to achieve the foregoing.
The Issuer shall warrant and defend the Indenture Trustee’s right, title and interest in and to the Collateral and the income, distributions and proceeds thereof, for the benefit and on behalf of the Noteholders, against the claims and demands of all Persons whomsoever.

Section 8.12.    [Reserved].
Section 8.13.    Liens.
The Issuer shall not create, incur, assume or permit to exist any Lien upon any of its assets (including the Collateral), other than (i) Liens in favor of the Indenture Trustee for the benefit of the Noteholders and (ii) Permitted Liens.
Section 8.14.    Other Indebtedness.
The Issuer shall not (A) issue or sell any securities other than the Notes in accordance with the Program Agreements or (B) create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than (i) Indebtedness hereunder and (ii) Indebtedness permitted under any other Program Agreement.
Section 8.15.    Sales of Assets.
The Issuer shall not sell, lease, transfer, liquidate or otherwise dispose of any assets, except as provided in the Program Agreements.
Section 8.16.    Capital Expenditures.
Except as permitted by the Program Agreements, the Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (both realty and personalty).
Section 8.17.    Dividends.
The Issuer shall not make any distributions to any holders of the Trust Certificates without the consent of the Indenture Trustee, acting at the direction of the Required Noteholders, except as provided or permitted under the Program Agreements.
Section 8.18.    Name; Principal Office.
The Issuer shall neither (a) change the location of its organization (within the meaning of the applicable UCC), (b) change its name, (c) change its identity nor (d) become bound as debtor under Section 9-203(d) of the UCC by a security agreement previously entered into by another Person, in each case, without prior written notice to the Indenture Trustee and the Administrator sufficient to allow the Administrator to make all filings (including filings of financing statements on form UCC-1) and recordings, and any other actions, necessary to maintain the perfection of the interest of the Indenture Trustee on behalf of the Noteholders in the Collateral pursuant to this Indenture. In the event that the Issuer desires to take any of the steps set forth in the preceding sentence, the Issuer shall make any required filings and prior to actually taking any such steps the Issuer shall deliver to the Indenture Trustee (i) an Officer’s Certificate and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Indenture Trustee on behalf of the Noteholders in the Collateral in respect of the new name of the Issuer or such other change and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.
Section 8.19.    Organizational Documents.
The Issuer shall not amend any of its organizational documents, including its certificate of trust or the Trust Agreement, except in accordance with the terms of the Trust Agreement.
Section 8.20.    [Reserved].
Section 8.21.    No Other Agreements.
The Issuer shall not enter into or be a party to any agreement or instrument other than any Program Agreement, agreements entered into in the ordinary course of its business, or any documents and agreements incidental thereto.
Section 8.22.    Other Business.
The Issuer shall not engage in any business or enterprise or enter into any transaction other than (i) as contemplated or permitted by the Program Agreements or (ii) activities related to or incidental thereto.
Section 8.23.    Rule 144A Information Requirement.
For so long as any of the Notes remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 5(d) under the Exchange Act, make available to any Noteholder in connection with any sale thereof and any prospective purchaser of Notes from such Noteholder in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act and the adopting release thereof.
Section 8.24.    Use of Proceeds of Notes.
The Issuer shall use the proceeds of Notes solely for one or more of the following purposes: (a) to pay the Issuer’s obligations when due, in accordance with this Indenture; (b) to acquire Eligible Assets from the Seller.
Section 8.25.    Non Petition Agreement.
The Issuer shall not enter into any Program Agreements or any other contract incidental or related to any Program Agreement, unless each other party under such contract covenants and agrees that it shall not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of the latest maturing Note, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining an involuntary case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer. This Section 8.25 shall survive the termination of this Indenture.
Section 8.26.    Mergers.
The Issuer will not merge or consolidate with or into any other Person.
ARTICLE IX.

INDENTURE EVENTS OF DEFAULT AND REMEDIES
Section 9.1.    Indenture Events of Default.
If any one of the following events shall occur (each, an “Indenture Event of Default”):
(a)    the Interest Payment Amount due on the Notes shall not have been paid on any Payment Date and such non-payment shall have continued for a period [***];
(b)    the Issuer shall have become an “investment company” or shall have become under the “control” of an “investment company” under the Investment Company Act of 1940, as amended;
(c)    any Notes shall not have been paid in full on the Final Stated Maturity Date;
(d)    the Indenture Trustee ceases to have a first priority perfected security over the Collateral;
(e)    the Issuer shall be in breach of any of its representations and warranties in any Program Agreement or shall fail to comply with its agreements and covenants in, or any other applicable provisions of, any Program Agreement, and such breach or failure to so comply materially and adversely affects the interests of the Noteholders and continues to materially and adversely affect the interests of the Noteholders for a period of [***] after the earlier of (i) the date on which a Trust Officer of the Indenture Trustee obtains actual knowledge of such breach or failure or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to a Trust Officer of the Indenture Trustee;
(f)    an Event of Bankruptcy shall occur with respect to the Issuer, the Seller or the Repo Guarantor; or
(g)    any default by the Repo Guarantor under the Guaranty;
then, at any time during the continuance of such Indenture Event of Default, the Indenture Trustee shall, by written notice to the Issuer and the Holders of the Notes (i) instruct the Issuer to cease purchasing Eligible Assets and (ii) notify the Noteholders, the Administrator, the Rating Agency, the Collateral Agent, the Owner Trustee, the Standby Servicer, the Servicer, the

Mortgage Loan Custodian, the Seller and the Repo Guarantor that an Indenture Event of Default has occurred.
Section 9.2.    Repo Event of Default and Repo Trigger Event.
(a)    If a Repo Event of Default has occurred and is continuing and a Trust Officer of the Indenture Trustee has written notice or actual knowledge of such an event, the Indenture Trustee shall, by written notice to the Issuer and the Holders of the Notes (i) instruct the Issuer to cease purchasing Eligible Assets and (ii) notify the Noteholders, the Administrator, the Rating Agency, the Collateral Agent, the Owner Trustee, the Standby Servicer, the Servicer, the Mortgage Loan Custodian, the Seller and the Repo Guarantor that a Repo Event of Default has occurred. The Required Noteholders shall have the right to waive any Repo Event of Default within [***] following the receipt of notice of such default.
(b)    If a Repo Trigger Event has occurred, then the Indenture Trustee shall cause the sale of the Collateral and apply proceeds from the sale of such Collateral pursuant to the terms of Section 9.6.
Section 9.3.    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
(a)    If the Issuer fails to pay all amounts due upon any Class of Notes becoming due and payable, the Indenture Trustee, in its capacity as Indenture Trustee and as trustee of an express trust, shall, if directed by the Required Noteholders, institute a judicial proceeding for the collection of the sums so due and unpaid, prosecute such proceeding to judgment or final decree and enforce the same against the Issuer or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Collateral, wherever situated, or may institute and prosecute such non-judicial proceedings in lieu of judicial proceedings as are then permitted by applicable law.
(b)    If an Indenture Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion and in any order, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or any Mortgage or by law.
(c)    In case (x) there shall be pending, relative to the Issuer or any Person having or claiming an interest in any of the Collateral, proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, (y) a receiver, assignee, debtor-in-possession or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of any Issuer or its property or such Person or (z) there shall be pending a comparable judicial proceeding brought by creditors of the Issuer or affecting the property of the Issuer, the Indenture Trustee, irrespective of whether the principal of or interest on any Notes shall then be due and payable and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 9.3, shall be entitled and empowered, by intervention in such proceedings or otherwise:
(i)    to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective attorneys, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee or any predecessor Indenture Trustee, as applicable) and of the Noteholders allowed in such proceedings;
(ii)    unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such proceedings;
(iii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their and its behalf; and
(iv)    to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to any Issuer, its creditors and its property and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective attorneys, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee or predecessor Indenture Trustee.
(d)    Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any related Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.
(e)    In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such proceedings.

(f)    All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered, subject to the payment priorities set forth in Section 6.1(d) or Section 6.1(e), as applicable.
Section 9.4.    Remedies.
If an Indenture Event of Default has occurred and is continuing, the Notes shall become immediately due and payable. Unless such Indenture Event of Default has been waived by the Required Noteholders, the Indenture Trustee shall (i) solicit bids for the Trust Estate and effect the sale of the Trust Estate as set forth in Section 9.6(b), and (ii) at the written direction of the Required Noteholders, in addition to performing any tasks as provided in Section 9.3, do one or more of the following:
(a)    institute, or cause to be instituted, Proceedings for the collection of all amounts then payable on or under the Collateral or this Indenture with respect to the Notes of the sums due and unpaid, prosecute such Proceedings, enforce any judgment obtained and collect from the Collateral included in the Trust Estate the moneys adjudged to be payable;
(b)    liquidate, or cause to be liquidated, all or any portion of the Trust Estate at one or more public or private sales called and conducted in any manner permitted by applicable laws; provided, however, that the Indenture Trustee shall give the Issuer written notice of any private sale called by or on behalf of the Indenture Trustee pursuant to this Section 9.4(b) at least [***] prior to the date fixed for such private sale;
(c)    institute, or cause to be instituted, Foreclosure Proceedings with respect to all or part of the Collateral included in the Trust Estate;
(d)    exercise, or cause to be exercised, any remedies of a secured party under the UCC;
(e)    maintain the lien of this Indenture and the Mortgages over the Collateral included in the Trust Estate and, in its own name or in the name of the Issuer or otherwise, collect and otherwise receive in accordance with this Indenture any money or property at any time payable or receivable on account of or in exchange for the Eligible Assets and Mortgaged Properties in the Trust Estate;
(f)    take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee hereunder;
(g)    exercise, or cause to be exercised, any remedies contained in any Mortgage; or

(h)    exercise the Buyer’s right to terminate the Master Repurchase Agreement.
provided, however, that the Indenture Trustee shall not, unless required by law, sell or otherwise liquidate all or any portion of the Trust Estate following any Indenture Event of Default except in accordance with Section 9.6 and 9.7; provided, further, that, with respect to instituting any remedies pursuant to this Section 9.4 in any state wherein the law prohibits more than one “judicial action” or “one form of action” to enforce a mortgage obligation, the Indenture Trustee shall enforce any of the Indenture Trustee’s rights hereunder with respect to any Mortgaged Properties.
In the event that the Indenture Trustee, following an Indenture Event of Default, institutes Foreclosure Proceedings, the Indenture Trustee shall promptly give a notice to that effect to the Issuer and the Rating Agency.
Section 9.5.    Application of Money Collected.
Any money collected by the Indenture Trustee pursuant to this Article shall be deposited in the Payment Account and, on each Payment Date, shall be applied in accordance with the priority of payments set forth in Section 6.1(e) or if a Sale, Section 9.6(d), and, in case of the distribution of such money on account of the principal of or interest on the Notes, upon presentation and surrender of the Notes if fully paid.
Section 9.6.    Sale of Collateral.
(a)    The power to effect any public or private sale of any portion of the Trust Estate pursuant to Section 9.3 or Section 9.4 shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until either the entirety of the Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. Subject to Section 9.6(b), the Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any such sale, but such waiver does not apply to any amounts to which the Indenture Trustee is otherwise entitled hereunder.
If an Indenture Event of Default shall have occurred and such Indenture Event of Default has not been waived by the Required Noteholders or if a Repo Trigger Event has occurred, within [***] after notice of such Indenture Event of Default or Repo Trigger Event was sent to the Noteholders, the Indenture Trustee, upon obtaining all information necessary to solicit bids for an auction, including but not limited to current data regarding the Purchased Assets, shall prepare to effect an auction of the Collateral; provided, that, such auctions shall only be conducted by the Indenture Trustee for a period of [***]from the date on which the Indenture Event of Default or Repo Trigger Event occurs (the “Auction Period”). In connection with any sale of the Collateral by the Indenture Trustee pursuant to this Section 9.6, the Indenture Trustee shall solicit bids from [***]. The Indenture Trustee shall not sell any Collateral pursuant to this Section 9.6 unless the proceeds of such liquidation would be greater than or equal to the sum of (i) the aggregate Note Balance of the Class A, Class B, Class C, Class D and Class E Notes plus all accrued and unpaid interest thereon (including any Interest Shortfall Amounts) and any Basis

Risk Shortfall Amounts for the Class A, Class B, Class C, Class D and Class E Notes, or such lesser amount as may be agreed to in writing by the Holders of [***]% of the Class A, Class B, Class C, Class D and Class E Notes and (ii) all accrued and unpaid fees, expenses and indemnities due to the transaction parties arising under the Program Agreements, (such price the “Minimum Sale Price”).
To the extent that an auction conducted by the Indenture Trustee during the Auction Period results in a bid equal to or greater than the Minimum Sale Price, the Indenture Trustee shall, within [***] of receiving such bid, notify the Holders of the Class F Notes of the amount of the highest bid (such bid, the “Winning Bid”) and offer such Holders the opportunity to purchase the Collateral for an amount greater than the Winning Bid. Upon receipt of a bid from the Holders of the Class F Notes or written notice that the Holders of the Class F Notes have declined such option, the Indenture Trustee shall, within [***] of receiving such bid or notice that the Holders of the Class F Notes have declined such option, notify the Holders of the Trust Certificates of the amount of the Winning Bid and offer such Holders the opportunity to purchase the Collateral for an amount greater than the Winning Bid and the bid, if any, submitted by the Holders of the Class F Notes. Any such bid from the Holders of the Class F Notes or the Trust Certificates must be received within [***] or notice that such Holders have declined such option (which notice will be deemed given if a bid is not received by the Indenture Trustee within [***] of when the notice of the Winning Bid has been provided to the Holders of any such Class of Notes).
To the extent that an auction conducted by the Indenture Trustee during the Auction Period results in a bid equal to or greater than the Minimum Sale Price, the Indenture Trustee shall, within [***] of receiving such bid, notify the holders of the Trust Certificates of the amount of the Winning Bid and offer such holders the opportunity to purchase the Collateral for an amount greater than the Winning Bid. The Indenture Trustee shall provide notices relating to the Winning Bid or any higher bid through the facilities of DTC and directly to each applicable Holder of the Notes or the holders of the Trust Certificates who has submitted an Investor Certification to the Indenture Trustee, in the manner provided in such Investor Certification. The holders of the Trust Certificates shall only have one opportunity to submit a bid higher than the highest bid then received by the Indenture Trustee and each such bid must be received within [***] of when notice of the highest bid has been provided to the related holders. Any bid received after the lapse of such [***] period shall be deemed rejected.
Following an auction in which the Indenture Trustee determines that the Minimum Sale Price has not been bid or received, the Indenture Trustee shall repeat the auction procedures every [***] during the Auction Period. During the Auction Period, all payments of principal received in respect of the Purchased Mortgage Loans shall be deposited to the Reserve Account and shall reduce the Minimum Sale Price required to be met in an auction and paid as principal in respect of the Notes. If, following the Auction Period, it is determined that the Minimum Sale Price will not be received, the Indenture Trustee will be required to (i) on behalf of the Buyer, accept the Purchased Mortgage Loans and all other property conveyed by the Seller to the Buyer under the Master Repurchase Agreement, such acceptance to be (A) in full satisfaction of the obligations of the Seller to the Issuer under the Master Repurchase Agreement and (B) effected in a manner that complies with the requirements of paragraph 11(d)(i)(B) of the Master

Repurchase Agreement and Section 9-620 of the UCC, and thereafter (ii) use collections received in respect of the Purchased Mortgage Loans (and, with respect to the first Payment Date following the Auction Period, amounts on deposit in the Reserve Account) to make payments on the Notes in accordance with the priority of payments described herein.
The Indenture Trustee, for the purposes of fulfilling the duties set forth in this Section 9.6(b), including determining whether the Minimum Sale Price has been satisfied, may retain an agent or expert; provided, however, the Indenture Trustee shall remain obligated to perform its duties set forth in this Section 9.6(b) regardless of whether the Indenture Trustee shall retain such an investment banking firm.
The foregoing provisions of this Section 9.6(b) shall not preclude or limit the ability of the Indenture Trustee, any Noteholder or their Affiliates to purchase all or any portion of the Collateral at any sale, public or private, and the purchase by the Indenture Trustee or its designee of all or any portion of the Collateral at any sale shall not be deemed a sale or disposition thereof for purposes of this Section 9.6(b).
(b)    In the event that any Class of Notes is not fully paid on the Final Stated Maturity Date, the Required Noteholders shall have the right to require the sale of the Collateral, subject to Section 9.6(b) and (d).
(c)    In connection with a sale of all or any portion of the Trust Estate pursuant to this Section 9.6:
(i)    any Holder or Holders of Notes and the Seller, or its Affiliates, may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and any Holder or Holders of Notes may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;
(ii)    the Indenture Trustee shall execute and deliver, without recourse, such instrument of conveyance transferring its interest in any portion of the Trust Estate delivered to it by the related purchaser in connection with a sale thereof and releasing such portion of the Trust Estate from the lien of this Indenture;
(iii)    the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey any of the Issuer’s interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and
(iv)    no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(d)    On the Payment Date following a Sale, the Securities Intermediary on behalf of the Indenture Trustee shall apply all amounts on deposit in the Payment Account, the Buyer’s Account and the Reserve Account on such date to make payments in the following order of priority:
(i)    on a pro rata basis, to the Indenture Trustee, the Owner Trustee, the Note Calculation Agent, the Mortgage Loan Custodian, the Collateral Agent, the Servicer, the Diligence Provider, the Delinquent Loan Reviewer and the Standby Servicer in respect of all accrued and unpaid fees, expenses and indemnities due and payable to such parties under the Indenture or any other Program Agreements (to the extent not paid from any other account or other party);
(ii)    to the Holders of the Class A Notes, the Interest Payment Amount for the Class A Notes for such Payment Date;
(iii)    to the Holders of the Class A Notes, as principal, in an amount necessary to reduce the Note Balance of the Class A Notes to zero;
(iv)    to the Holders of the Class A Notes, any Basis Risk Shortfall Amount for the Class A Notes for such Payment Date;
(v)    to the Holders of the Class B Notes the Interest Payment Amount for the Class B Notes for such Payment Date;
(vi)     to the Holders of the Class B Notes, as principal, in an amount necessary to reduce the Note Balance of the Class B Notes to zero;
(vii)     to the Holders of the Class B Notes, any Basis Risk Shortfall Amount for the Class B Notes such Payment Date;
(viii)     to the Holders of the Class C Notes, the Interest Payment Amount for the Class C Notes for such Payment Date;
(ix)     to the Holders of the Class C Notes, as principal, in an amount necessary to reduce the Note Balance of the Class C Notes to zero;
(x)     to the Holders of the Class C Notes, any Basis Risk Shortfall Amount for the Class C Notes for such Payment Date;
(xi)     to the Holders of the Class D Notes, the Interest Payment Amount for the Class D Notes for such Payment Date;
(xii)     to the Holders of the Class D Notes, as principal, in an amount necessary to reduce the Note Balance of the Class D Notes to zero;
(xiii)     to the Holders of the Class D Notes, any Basis Risk Shortfall Amount for the Class D Notes for such Payment Date;

(xiv) to the Holders of the Class E Notes, the Interest Payment Amount for the Class E Notes for such Payment Date;
(xv)     to the Holders of the Class E Notes, as principal, in an amount necessary to reduce the Note Balance of the Class E Notes to zero;
(xvi)     to the Holders of the Class E Notes, any Basis Risk Shortfall Amount for the Class E Notes for such Payment Date;
(xvii) to the Holders of the Class F Notes, the Interest Payment Amount for the Class F Notes for such Payment Date;
(xviii) to the Holders of the Class F Notes, as principal, in an amount necessary to reduce the Note Balance of the Class F Notes to zero;
(xix) to the Holders of the Class F Notes, any Basis Risk Shortfall Amount for the Class F Notes for such Payment Date; and
(xx) to, or at the direction of, the holders of the Trust Certificates, any remaining amounts.
Section 9.7.    Waiver of Events of Default.
Subject to Section 12.2, the Required Noteholders of each Class (voting separately), by written notice to the Indenture Trustee, may waive any existing Repo Event of Default, Potential Indenture Event of Default or Indenture Event of Default other than any Potential Indenture Event of Default or Indenture Event of Default related to clauses (a) or (f) of Section 9.1 or a continuing Indenture Event of Default in the payment of the principal of or interest on any Note. Such waiver must be given no later than [***] following the receipt of any notice of such default. The Indenture Trustee shall forward any such waiver notice received to the Rating Agency. Upon any such waiver, such Indenture Event of Default shall cease to exist, and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Indenture Event of Default or impair any right consequent thereon.
Section 9.8.    Limitation on Suits.
Any other provision of this Indenture to the contrary notwithstanding, a Noteholder may pursue a remedy with respect to this Indenture or the Notes only if:
(a)    The Noteholder gives to the Indenture Trustee written notice of a continuing Indenture Event of Default;
(b)    The Noteholders of at least [***]% in Note Balance of all then outstanding Notes make a written request to the Indenture Trustee to pursue the remedy in its own name as Indenture Trustee;

(c)    Such Noteholder or Noteholders offer and, if requested, provide to the Indenture Trustee indemnity reasonably satisfactory to the Indenture Trustee against any loss, liability or expense related to such remedy;
(d)    The Indenture Trustee does not comply with the request within [***]after receipt of the request and the offer and, if requested, the provision of indemnity;
(e)    During such [***] the Required Noteholders do not give the Indenture Trustee a direction inconsistent with the request; and
(f)    An Indenture Event of Default has occurred and is continuing.
A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.
Section 9.9.    Unconditional Rights of Holders to Receive Payment; Withholding Taxes.
(a)    Notwithstanding any other provision of this Indenture, except for clause (b) below, the right of any Holder of a Note to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the related Noteholder.
(b)    The Indenture Trustee agrees, to the extent required by applicable law, to withhold from each payment due hereunder or under any Note, United States withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner, required under applicable law. The Indenture Trustee shall promptly furnish each Noteholder (but in no event later than the [***] after the due date thereof) a U.S. Treasury Form 1042S or appropriate Form 1099 (or similar forms as at any relevant time in effect), if applicable, indicating payment in full of any taxes withheld from any payments by the Indenture Trustee to such Persons together with all such other information and documents reasonably requested by such Noteholder and necessary or appropriate to enable such Noteholder to substantiate a claim for credit or deduction with respect thereto for income tax purposes of any jurisdiction with respect to which such Noteholder is required to file a tax return. Each Noteholder and Holder of a Trust Certificate that is a United States Person shall provide the Indenture Trustee with an IRS Form W-9 confirming that such person is not subject to back-up withholding. In the event that a Noteholder which is not a United States Person has furnished to the Indenture Trustee a properly completed and currently effective U.S. Treasury Form W-8BEN or Form W-8BEN-E, as applicable (or such successor Form or Forms as may be required by the United States Treasury Department) during the calendar year in which the payment is made, or in either of the two preceding calendar years, claiming a reduced rate of, or exemption from, U.S. withholding tax under an income tax treaty, and has not notified the Indenture Trustee of the withdrawal or inaccuracy of such form prior to the date of each interest payment, only the amount, if any, required by applicable law shall be withheld from payments under the Notes held by such Noteholder in respect of United States federal income tax. In the event that a Noteholder (x) which is not a United States Person has furnished to the Indenture Trustee a properly completed and currently effective U.S. Treasury Form W-8ECI in duplicate (or such successor certificate or Form or Forms as may be required by the United States Treasury Department as necessary in order to avoid withholding of United States federal income tax), during the tax year of the Noteholder in which payment is made and has not notified the Indenture Trustee of the withdrawal or inaccuracy of such certificate or form prior to the date of each interest payment or (y) which is not a United States Person has furnished to the Indenture Trustee a properly completed and currently effective U.S. Treasury Form W-8BEN or Form W-8BEN-E, as applicable, during the calendar year in which the payment is made, or in either of the two preceding calendar years, no amount shall be withheld from payments under the Notes held by such Noteholder in respect of United States federal income tax. Notwithstanding the foregoing, if any Noteholder has notified the Indenture Trustee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if the Code or the regulations thereunder or the administrative interpretation thereof are at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Notes held by such Noteholder, or if such withholding is otherwise required under applicable law, the Indenture Trustee agrees to withhold from each payment due to the relevant Noteholder withholding taxes at the appropriate rate under applicable law, and shall, as more fully provided above, on a timely basis, deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner required under applicable law. The Indenture Trustee hereby agrees to use its commercially reasonable best efforts (without incurring liability for a failure to do so) to inform the affected Noteholder or Noteholders if the Indenture Trustee has failed to receive any of Form W-8BEN, W-8BEN-E or W-8ECI, as applicable, from a Noteholder prior to the date of an interest payment to such Noteholder.
Section 9.10.    The Indenture Trustee May File Proofs of Claim.
Subject to Section 13.16, the Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and counsel) allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee and counsel, and any other amounts due the Indenture Trustee under Section 10.6 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, Notes and other properties which the Holders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

Section 9.11.    Priorities.
If the Indenture Trustee collects any money pursuant to this Article, the Indenture Trustee shall distribute such money in accordance with the provisions of Section 6.1 or Section 9.6(d), as applicable of this Indenture.
Section 9.12.    Undertaking for Costs.
In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Indenture Trustee for any action taken or omitted by it as an Indenture Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This section does not apply to a suit by the Indenture Trustee, or a suit by a Noteholder pursuant to Section 9.7.
Section 9.13.    Rights and Remedies Cumulative.
No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 9.14.    Delay or Omission Not Waiver.
No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Indenture Event of Default shall impair any such right or remedy or constitute a waiver of any such Indenture Event of Default or an acquiescence therein. Every right and remedy given by this Article IX or by law to the Indenture Trustee or to the Holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Holders of Notes, as the case may be.

ARTICLE X.

THE INDENTURE TRUSTEE
Section 10.1.    Duties of the Indenture Trustee.
(a)    If an Indenture Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Program Agreements, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances; provided, however, that the Indenture Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Indenture Event of Default of which a Trust Officer of the Indenture Trustee has not received written notice nor has actual knowledge.
(b)    Except during the occurrence and continuance of an Indenture Event of Default:
(i)    The Indenture Trustee undertakes to perform only those duties that are specifically set forth in this Indenture or the Program Agreements and no others, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and
(ii)    In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or the Program Agreements, and the genuineness of signatures believed by it to be genuine and to have been signed or presented by the proper party or parties without further inquiry into the person’s or persons’ authority. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture. The Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture or other applicable Program Agreement (but need not verify, confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
(c)    The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)    This clause does not limit the effect of clause (b) of this Section 10.1;
(ii)    The Indenture Trustee shall not be liable for any error of judgment made in good faith by the Indenture Trustee, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;
(iii)    The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it hereunder; and
(iv)    The Indenture Trustee shall not be charged with knowledge of any default or event, including a Potential Indenture Event of Default, Indenture Event of Default, Repo Event of Default or Servicing Termination Event, under this Indenture or any other Program Agreement, unless a Trust Officer of the Indenture Trustee receives written notice of such default or event or has actual knowledge of such default or event.
(d)    Notwithstanding anything to the contrary contained in this Indenture or any of the Program Agreements, no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or incur any liability financial or otherwise. The

Indenture Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.
(e)    The Indenture Trustee shall not be under any obligation to take any action under this Indenture which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable discretion, assured to it by the security afforded to it by the terms of this Indenture, unless and until requested in writing to do so by the Holders and furnished, from time to time as it may require, with reasonable security and indemnity in form and substance acceptable to the Indenture Trustee.
(f)    In the event that the Indenture Trustee and Note Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Indenture Trustee and Note Registrar, as the case may be, under this Indenture, the Indenture Trustee shall be obligated as soon as practicable upon written notice or actual knowledge of a Trust Officer of the Indenture Trustee thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.
(g)    Subject to Section 10.4, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Program Agreements. The Indenture Trustee may allow and credit to the Issuer interest agreed upon in writing by the Issuer and the Indenture Trustee from time to time as may be permitted by law.
(h)    The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.
Section 10.2.    Master Repurchase Agreement.
The Indenture Trustee shall take, perform or cause to be performed on behalf of the Issuer as Buyer all obligations of the Buyer under the Master Repurchase Agreement; it being understood that any obligations or duties of the Buyer related to the payment of fees, indemnities, purchase price, Repurchase Price, interest, principal or any other payment obligations of the Buyer under the Master Repurchase Agreement shall be made from and limited to amounts on deposit in the Payment Account and the Buyer’s Account in accordance with the priorities of payment set forth therein and in this Indenture, and the Indenture Trustee shall have no other duty or obligation to satisfy such payment obligations. Notwithstanding the foregoing, unless a Repo Event of Default has occurred and is continuing, the Indenture Trustee shall not be entitled to exercise the Buyer’s right to demand termination of the Master Repurchase Agreement unless an Indenture Event of Default shall have occurred and be continuing and the Required Noteholders shall have directed the Indenture Trustee to effect such termination. Any notice provided to the Buyer pursuant to Section 7(g) of Annex I to the Master Repurchase Agreement shall be made available by the Issuer on the 17g-5 Website and thereafter sent to the Rating Agency.

Section 10.3.    Rights of the Indenture Trustee.
Except as otherwise provided by Section 10.1:
(a)    The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document, including but not limited to any certificate, Issuer Order, Issuer Request, Monthly Payment Date Statement, Opinion of Counsel, direction, request, consent or approval, believed by it to be genuine and to have been signed by or presented by the proper Person. The Indenture Trustee shall not be required to investigate any fact or matter stated in any such documents.
(b)    The Indenture Trustee may consult with counsel, accountants or other experts of its selection, and the advice of such counsel, accountants or other experts or any opinion of counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.
(c)    The Indenture Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or by or through agents or attorneys or a custodian or nominee; provided however, that the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed by the Indenture Trustee with due care (i) with respect to the performance by such agent, attorney, custodian or nominee of ministerial duties of the Indenture Trustee, (ii) if the Issuer or Holders have directed the Indenture Trustee to appoint such agent, attorney, custodian or nominee, or (iii) upon the occurrence and during the continuation of a Repo Event of Default or an Indenture Event of Default; provided further, that the Indenture Trustee shall not be liable for the execution or performance of any such duties or obligations of the Indenture Trustee by any of the original parties to the Program Agreements (other than the Indenture Trustee). Notwithstanding the foregoing, in no event shall the Indenture Trustee delegate the following activities unless the Rating Agency Condition has been satisfied: (i) confirming that the Repurchase Price, in the correct amount, has been received from the Seller under the Master Repurchase Agreement, (ii) performing the duties of the Buyer pursuant to Sections 4(b) and 5 in Annex III to the Master Repurchase Agreement and (iii) performing its duties under Sections 5.2, 6.1(c), (d) and (e), and 6.4 of this Indenture.
(d)    Neither the Indenture Trustee nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted to be taken in good faith which it or them believes to be authorized or within the rights or powers conferred upon them by this Indenture or the other Program Agreements.
(e)    The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any other Program Agreement, take any action or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture or any other Program Agreement, unless Noteholders having at [***]% in Note Balance of the Notes shall have made such request by written direction and shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligations, upon the occurrence of an Indenture Event of Default by the Issuer (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture or any other Program Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances.
(f)    The Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Required Noteholders of any Class which could be adversely affected if the Indenture Trustee does not perform such acts.
(g)    Notwithstanding anything to the contrary in this Indenture, in no event shall the Indenture Trustee be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(h)    Whenever in the administration of the provisions of this Indenture the Indenture Trustee shall deem it necessary or desirable that a matter be provided or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Indenture Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate of the Issuer and delivered to the Indenture Trustee and such certificate, in the absence of negligence or bad faith on the part of the Indenture Trustee, shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.
(i)    The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder (including but in no way limited to, as Indenture Trustee, Note Calculation Agent and Note Registrar), and to each agent, custodian and other Person employed to act hereunder.
(j)    The Indenture Trustee shall not be responsible for and makes no representations as to the validity, legality, sufficiency, enforceability, genuineness or adequacy of this Indenture, the Notes, the Certificates, the Program Documents, or any of the Collateral or any related documents, it shall not be accountable for the Issuer’s use of the proceeds from the Notes, it shall not be responsible for and makes no representations regarding the collectability, insurability, effectiveness or suitability of any Collateral, it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued or otherwise used in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate or authentication, and it shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided in this

Indenture or by law. Except as expressly provided herein, under no circumstances shall the Indenture Trustee be liable for indebtedness evidenced by or arising under any of the Program Documents, including the principal of and interest on the Notes or distributions on the Certificates. In no event will the Indenture Trustee be considered the obligor under the Notes or the Certificates.
(k)    Notwithstanding anything to the contrary in this Indenture, the Indenture Trustee shall not be liable for delays, errors or losses occurring by reason of circumstances beyond its control, including, without limitation, any existing or future law or regulation, any existing or future act of Governmental Authority, act of God, epidemic or pandemic, flood, war whether declared or undeclared, terrorism, riot, rebellion, civil commotion, strike, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, accidental or mechanical or electrical breakdown, computer failure or failure of any money transmission system, credit risks of clearing bank, agent or system and any other market conditions affecting the execution or settlement of transactions or any event where, in the reasonable opinion of the Indenture Trustee, performance of any duty or obligation under or pursuant to this Indenture would or may be illegal or would result in the Indenture Trustee being in breach of any law, rule, regulation, or any decree, order or judgment of any court, or practice, request, direction, notice, announcement or similar action of any relevant government, government agency, regulatory authority, stock exchange or self-regulatory organization to which the Indenture Trustee is subject.
(l)    In no event shall the Indenture Trustee have any responsibility to monitor compliance with or enforce compliance with the credit risk retention requirements of section 941 of the Dodd-Frank Act for asset-backed securities or other rules or regulations relating to risk retention. The Indenture Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Noteholder or other party for violation of such rules nor or hereinafter in effect.
(m)    The Indenture Trustee shall not be required to take any action it is directed to take under this Indenture if the Indenture Trustee determines in good faith that the action so directed would involve the Indenture Trustee in personal liability, be unjustly prejudicial to the non-directing Holders, or is inconsistent with this Indenture or the Program Agreements or contrary to applicable law.
(n)    In no event shall the Indenture Trustee be liable for failure to perform its duties hereunder if such failure is a direct or proximate result of another party’s failure to perform its obligations hereunder.
(o)    Any discretion, permissive right, or privilege of the Indenture Trustee hereunder shall not be deemed to be or otherwise construed as a duty or obligation.
(p)    Neither the Indenture Trustee’s receipt of any financial statements (if any) or other reports delivered to it hereunder nor the existence of publicly available information shall, in and of itself, constitute actual or constructive knowledge of, or notice to, the Indenture Trustee of any information contained therein or determinable therefrom, including but not limited to a party’s compliance with covenants under the Indenture.

(q)    Knowledge or information acquired by (i) U.S. Bank Trust Company, National Association in its capacity as Indenture Trustee hereunder shall not be imputed to U.S. Bank Trust Company, National Association or U.S. Bank National Association in any of its other capacities under any other Program Agreements and vice versa, and (ii) any Affiliate of U.S. Bank Trust Company, National Association shall not be imputed to U.S. Bank Trust Company, National Association or U.S. Bank National Association in any of its capacities hereunder or under any other Program Agreements and vice versa.
(r)    The Indenture Trustee may hold funds uninvested (without any requirement or liability to pay for interest or earnings) in the absence of written investment direction.
(s)    Notwithstanding anything to the contrary in this Agreement, the Indenture Trustee shall have the right to decline any Noteholder direction if the Indenture Trustee determines that the action or proceeding as directed may not lawfully be taken or if the Indenture Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability, be unjustly prejudicial to the non-directing Holders or inconsistent with the Program Agreements.
Section 10.4.    Individual Rights of the Indenture Trustee.
The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee. Any agent may do the same with like rights. However, the Indenture Trustee is subject to Section 10.9.
Section 10.5.    Notice of Events of Default and Potential Events of Default.
If an Indenture Event of Default or a Potential Indenture Event of Default occurs and is continuing and if a Trust Officer of the Indenture Trustee receives written notice or has actual knowledge thereof, the Indenture Trustee shall promptly provide the Noteholders, the Administrator and the Rating Agency with notice of such Indenture Event of Default or the Potential Indenture Event of Default by first class mail.
Section 10.6.    Compensation.
(a)    The Issuer shall promptly pay to the Indenture Trustee from time to time compensation for its acceptance of this Indenture and services hereunder as agreed in writing between the Issuer and the Indenture Trustee, as may be amended from time to time. The Indenture Trustee’s compensation shall not be limited by any law on compensation of an Indenture Trustee of an express trust. The Issuer shall reimburse the Indenture Trustee promptly upon request for all reasonable out of pocket disbursements, advances and expenses incurred or made by it in addition to the compensation for its services, including the reasonable compensation and the reasonable expenses and disbursements of such agents, representatives, servicers, experts and counsel as the Indenture Trustee may reasonably employ in connection with the exercise and performance of its powers and duties in connection therewith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Indenture Trustee’s agents, counsel and experts.
(b)    The Issuer shall not be required to reimburse any expense or indemnify the Indenture Trustee against any loss, liability, or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith (as agreed by the Indenture Trustee or determined by a court of competent jurisdiction).
(c)    When the Indenture Trustee incurs expenses or renders services after an Indenture Event of Default occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.
(d)    The provisions of this Section 10.6 shall survive the termination of this Indenture and the resignation and removal of the Indenture Trustee.
Section 10.7.    Replacement of the Indenture Trustee.
(a)    A resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee’s acceptance of appointment as provided in this Section 10.7, at least [***] notice to the Rating Agency and the satisfaction of the Rating Agency Condition.
(b)    The Indenture Trustee may, after giving [***] prior written notice to the Issuer, the Administrator, each Noteholder and the Rating Agency, resign at any time and be discharged from the trust hereby created by so notifying the Issuer and the Administrator; provided, that no such resignation of the Indenture Trustee shall be effective until a successor Indenture Trustee has assumed the obligations of the Indenture Trustee hereunder. The Required Noteholders may remove the Indenture Trustee for any reason by so notifying the Indenture Trustee, the Issuer, the Administrator and the Rating Agency. The Issuer may remove the Indenture Trustee upon [***] written notice to the Indenture Trustee and notice to the Rating Agency if:
(i)    the Indenture Trustee fails to comply with Section 10.9;
(ii)    the Indenture Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Indenture Trustee under the Bankruptcy Code;
(iii)    a custodian or public officer takes charge of the Indenture Trustee or its property; or
(iv)    the Indenture Trustee becomes incapable of acting.
If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason, the Issuer shall promptly appoint a successor Indenture Trustee and provide notice of such appointment to the Administrator.

(c)    If a successor Indenture Trustee does not take office within [***] after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or any Noteholder may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Indenture Trustee.
(d)    If the Indenture Trustee after written request by any Noteholder who has been a Noteholder for at least [***] fails to comply with Section 10.9, such Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.
(e)    A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Administrator and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee; provided, that all sums owing to the retiring Indenture Trustee hereunder have been paid. Notwithstanding replacement of the Indenture Trustee pursuant to this Section 10.7, the Issuer’s obligations under Section 10.6 shall continue for the benefit of the retiring Indenture Trustee.
Section 10.8.    Successor Indenture Trustee by Merger, etc.
Subject to Section 10.9, if the Indenture Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or entity, the successor corporation or entity without any further act shall be the successor Indenture Trustee.
Section 10.9.    Eligibility.
(a)    There shall at all times be an Indenture Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trust power and (ii) be subject to supervision or examination by federal or state authority and shall have a combined capital and surplus of at least $[***]as set forth in its most recent published annual report of condition.
(b)    At any time the Indenture Trustee shall cease to satisfy the eligibility requirements above, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 10.7.
Section 10.10.    Appointment of Co-Indenture Trustee or Separate Indenture Trustee.
(a)    Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Indenture Trustee or co-Indenture Trustees, or separate Indenture Trustee or separate Indenture Trustees, and to vest in such Person or Persons, subject to the other provisions of this

Section 10.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section 10.9 and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under Section 10.7.
(b)    Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)    The Notes of each Class shall be authenticated and delivered solely by the Indenture Trustee or an authenticating agent appointed by the Indenture Trustee;
(ii)    All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee; and
(iii)    The Indenture Trustee may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.
(c)    Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Indenture and the conditions of this Article X. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.
(d)    Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney in fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Indenture on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee.

(e)    In connection with the appointment of a co-Indenture Trustee, the Indenture Trustee may, at any time, without notice to the Noteholders, delegate its duties under this Indenture to any Person who agrees to conduct such duties in accordance with the terms hereof; provided, that no such delegation shall relieve the Indenture Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.
(f)    The Issuer agrees to pay to any separate trustee or co-trustee appointed hereunder reasonable compensation, and to reimburse such co-trustee or separate trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it or them in accordance with any provision of this Indenture or any document executed in connection herewith except any such expense, disbursement or advance as may be attributable to its negligence or bad faith. In no event shall the Indenture Trustee be obligated to pay any fee or expense of any separate trustee or co-trustee.
(g)    The Indenture Trustee shall not be liable for any misconduct or negligence on the part of, or for the supervision of any co-Indenture Trustee or separate Indenture Trustee.
Section 10.11.    Representations, Warranties and Covenants of Indenture Trustee.
The Indenture Trustee represents and warrants to the Issuer and the Noteholders that:
(a)    The Indenture Trustee is a national banking association that has been duly organized and is validly existing under the laws of the United States of America;
(b)    The Indenture Trustee has full power, authority and right to execute, deliver and perform this Indenture and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and to authenticate the Notes;
(c)    This Indenture has been duly executed and delivered by the Indenture Trustee; and
(d)    The Indenture Trustee meets the requirements of eligibility as an Indenture Trustee hereunder set forth in Section 10.9.
Except as otherwise provided in Section 10.3(c), the Indenture Trustee covenants and agrees that during the term of this Indenture it shall execute any trusts or powers hereunder or perform duties hereunder directly and not through any agents, bailees and nominees (other than as Collateral Agent as provided in the Master Repurchase Agreement).
Section 10.12.    The Issuer Indemnification of the Indenture Trustee.
The Issuer shall indemnify and hold harmless each of the Indenture Trustee, the Standby Servicer, the Collateral Agent and each of their directors, officers, agents and employees (the “Indemnified Parties”) from and against any and all loss, claim, liability, expense (including Extraordinary Expenses), including (i) the reasonable compensation and the expenses and disbursements of such agents, representatives, servicers, experts and counsel as the Indenture

Trustee may reasonably employ in connection with the exercise and performance of its powers and duties in connection therewith, (ii) taxes (other than taxes based on the income of the Indenture Trustee, the Standby Servicer or the Collateral Agent) and (iii) damage or injury suffered or sustained, including reasonable legal fees and expenses incurred by each of the Indemnified Parties in connection with enforcing the indemnification and other contractual obligations of the Issuer by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with the acceptance of the trusts hereunder or activities of the Indenture Trustee, the Standby Servicer or the Collateral Agent pursuant to this Indenture or any Program Agreement, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim (whether asserted by the Seller, the Issuer or any other Person); provided, however, that the Issuer shall not indemnify the Indenture Trustee, the Standby Servicer or the Collateral Agent or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute bad faith, negligence or willful misconduct by such Person (as agreed by the Indenture Trustee or determined by a court of competent jurisdiction). The indemnity provided herein shall survive the termination of this Indenture and the resignation and removal of the Indenture Trustee, the Standby Servicer and the Collateral Agent.
Section 10.13.    [Reserved].
Section 10.14.    The Securities Intermediary.
(a)    There shall at all times be one or more Securities Intermediaries. The Issuer hereby appoints U.S. Bank National Association as the Securities Intermediary hereunder and U.S. Bank National Association accepts such appointment.
(b)    The Securities Intermediary hereby represents and warrants and agrees with the Issuer and for the benefit of the Indenture Trustee as follows:
(i)    The Securities Intermediary is a “securities intermediary,” as such term is defined in Section 8-102(a)(14)(B) of the New York UCC, that in the ordinary course of its business maintains “securities accounts” for others, as such term is used in Section 8-501 of the New York UCC;
(ii)    Pursuant to Section 10.10, the “securities intermediary’s jurisdiction” as defined in the New York UCC shall be the State of New York; and
(iii)    The Securities Intermediary is not a “clearing corporation”, as such term is defined in Section 8-102(a)(5) of the New York UCC.

ARTICLE XI.

DISCHARGE OF INDENTURE
Section 11.1.    Termination of the Issuer’s Obligations.
(a)    This Indenture shall cease to be of further effect (except with respect to provisions that expressly survive termination) when all outstanding Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Indenture Trustee for cancellation, the Issuer has paid all sums payable hereunder and the Issuer gives written notice to the Indenture Trustee of the termination of this Indenture.
(b)    In addition, the Issuer may terminate all of its obligations under this Indenture if:
(i)    The Issuer irrevocably deposits with the Indenture Trustee or another trustee under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay, when due, principal, premium, if any, and interest on the Notes to maturity or repurchase, as the case may be, and to pay all other sums payable by it hereunder; provided, that (1) such trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Indenture Trustee and (2) such trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes;
(ii)    the Issuer delivers to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, and an Opinion of Counsel to the same effect;
(iii)    the Rating Agency Condition is satisfied; and
(iv)    the consent of the Required Noteholders of each Class of Notes with an outstanding Note Balance has been received.
Then, this Indenture shall cease to be of further effect (except as provided in this Section 11.1), and the Indenture Trustee, on demand of the Issuer, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture.
(c)    After such irrevocable deposit made pursuant to Section 11.1(b) and satisfaction of the other conditions set forth herein, the Indenture Trustee upon request shall acknowledge in writing the discharge of the Issuer’s obligations under this Indenture except for those surviving obligations specified above.

In order to have money available on a Payment Date to pay principal, premium, if any, or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least [***] before such Payment Date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the Issuer’s option.
Section 11.2.    Application of Issuer Money.
The Indenture Trustee or another trustee satisfactory to the Indenture Trustee and the Issuer shall hold money or U.S. Government Obligations deposited with it pursuant to Section 11.1. The Indenture Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Indenture Trustee in accordance with this Indenture to the payment of principal and interest on the Notes.
The provisions of this Section 11.2 shall survive the expiration or earlier termination of this Indenture.
Money held by the Indenture Trustee hereunder need not be segregated from other funds except to the extent required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.
Section 11.3.    Repayment to the Issuer; Unclaimed Funds.
The Indenture Trustee shall promptly pay to the Issuer upon written request any excess money or, pursuant to Sections 2.13 and 2.16, return any Notes held by it at any time.
The provisions of this Section 11.3 shall survive the expiration or earlier termination of this Indenture.
Section 11.4.    Amounts Not Paid to Noteholders.
Notwithstanding the foregoing and subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease; provided, that the Indenture Trustee, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City and London, if applicable, notice that such money remains unclaimed and that, after a date specified therein, which shall not be [***] from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.
The provisions of this Section 11.4 shall survive the expiration or earlier termination of this Indenture.

ARTICLE XII.

AMENDMENTS
Section 12.1.    Without Consent of the Noteholders.
This Indenture may be amended from time to time by the parties hereto without the consent of the Noteholders in order to: (i) cure any mistake, including without limitation conforming the Indenture to the final version of the private placement memorandum related to the issuance of the Notes, (ii) to modify or supplement any provision therein which may be ambiguous and/or inconsistent with any other provision therein or (iii) to make any other provision with respect to any matter or question arising under this Indenture which will not be inconsistent with any other provisions of this Indenture; provided however that, with respect to an amendment pursuant to clauses (ii) or (iii) of this paragraph, there shall be delivered to the Indenture Trustee and the Rating Agency either (a) an Opinion of Counsel concluding that the amendment will not adversely affect in any material respect the interests of any Noteholder or (b)(i) an Officer’s Certificate of the Administrator certifying that any such amendment, modification or supplement will not adversely affect the interests of the Noteholders and (ii) a written or electronic notice from the Rating Agency that such action will not result in the reduction or withdrawal of the rating of any outstanding class of Notes.
Section 12.2.    With Consent of the Noteholders.
This Indenture may also be amended from time to time by the parties thereto, with the consent of the Required Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments received on the Purchased Assets or from the Seller which are required to be distributed on any Note without the consent of the holder of such Note, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes in a manner, other than as described in (i), without the consent of the Required Noteholders for such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the holders of all Notes then outstanding.
The consent of the Required Noteholders shall also be required for an amendment of any other Program Agreement for which the party required thereunder cannot deliver a certificate certifying that any such amendment will not adversely affect the interests of the Noteholders.
Section 12.3.    Opinions of Counsel.
In executing any supplemental indenture permitted by this Article XII or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Indenture Trustee stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent to such supplemental indenture have been satisfied. The effectiveness of any amendment, modification or supplement to the Indenture, shall also be conditioned upon the delivery of a Tax Opinion to the Rating Agency and the Indenture Trustee.
Notwithstanding the foregoing, any amendment, modification or supplement that would extend the due date for, reduce the amount of any scheduled repayment of any Note (or reduce the principal amount of or rate of interest on any Note) or change the definition of Eligible Mortgage Loan or Eligible Asset requires the consent of each affected Noteholder.
The Administrator shall give the Rating Agency [***] written notice of any amendment, waiver, supplement or modification to this Indenture or any other Program Agreement, and a copy of such proposed amendment, waiver, supplement or modification in substantially final form no later than [***] prior to the effectiveness thereof. The costs and expenses associated with any amendment, modification or supplement to this Indenture shall be borne by the party requesting such amendment, modification or supplement.
Section 12.4.    Revocation and Effect of Consents.
Until an amendment or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to his Note or portion of a Note if the Indenture Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. The Issuer may fix a record date for determining which Noteholders must consent to such amendment or waiver.
Section 12.5.    Notation on or Exchange of Notes.
The Indenture Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Issuer in exchange for all Notes may issue and the Indenture Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.
Section 12.6.    The Indenture Trustee to Sign Amendments; Miscellaneous, etc.
The Indenture Trustee shall sign any amendment authorized pursuant to this Article XII if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Indenture Trustee. If it does, the Indenture Trustee may, but need not, sign it. The parties hereto acknowledge and agree that no amendment to this Indenture which adversely affects the rights, duties, liabilities, indemnities or immunities of the Owner Trustee shall be effective without the prior written consent of the Owner Trustee. The parties hereto acknowledge and agree that this Indenture shall not be amended by the parties hereto if such amendment would have a material adverse effect on the rights or privileges of the Mortgage Loan Custodian (as determined by the Mortgage Loan Custodian) without the prior written consent of the Mortgage Loan Custodian, which is an intended third party beneficiary hereunder in such respect.

ARTICLE XIII.

MISCELLANEOUS
Section 13.1.    Notices.
(a)    Any notice, instruction, direction, waiver or other communication by the Issuer or the Indenture Trustee to the other shall be in writing (which may include electronic mail) and delivered in person or by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other’s address set forth in the Administration Agreement.
The Issuer or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, that the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.
All instructions, notices, requests, demands and other communications to be given hereunder to any party to any of the Program Agreements by any party hereto shall be in writing and shall be personally delivered or sent by certified mail (postage prepaid), overnight delivery or electronic transmission, in each case, to the intended party at the address or facsimile number of such party set forth below:
If to the Indenture Trustee:

U.S. Bank Trust Company, National Association
190 S. LaSalle Street, 7th Floor
Mail Code: MK-IL-SL7R
Chicago, Illinois 60603
Phone Number: [***]
Fax Number: [***]
Attention: Mello Warehouse Securitization Trust 2024-1
Email: [***]

If to the Issuer:

Mello Warehouse Securitization Trust 2024-1
c/o Wilmington Savings Fund Society, FSB
500 Delaware Avenue, 11th Floor
Wilmington, Delaware 19801
Tel. No: [***]
Facsimile No: [***]
Attention: Corporate Trust / Mello 2024-1
Email: [***]

with copies to:

                loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: [***]
Email: [***]

and

                loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: General Counsel
Email: [***]

If to the Administrator:

                loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: [***]
Email: [***]

With a copy to:

                loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: General Counsel
Email: [***]

If to the Standby Servicer:

U.S. Bank National Association
190 S. LaSalle Street, 7th Floor
Mail Code: MK-IL-SL7R
Chicago, Illinois 60603
Phone Number: [***]
Fax Number: [***]
Attention: Mello Warehouse Securitization Trust 2024-1
Email: [***]

If to the Diligence Provider:

Clayton Services LLC
Attention: SVP, Transaction Management
720 S. Colorado Blvd., Suite 200
Glendale, CO 80246
Phone Number: [***]

With a copy to:

Clayton Services LLC
Attention: General Counsel
720 S. Colorado Blvd., Suite 200
Glendale, CO 80246
Email: [***]

If to the Rating Agency:

DBRS, Inc.
US RMBS Surveillance
140 Broadway, 43rd Floor
New York, NY 10005
[***]

If to the Mortgage Loan Custodian:

    Deutsche Bank National Trust Company
    1761 East St. Andrew Place
    Santa Ana, California 92705
    Attention: Custody Administration - LD242C
Email: [***]

If to the Owner Trustee:

Wilmington Savings Fund Society, FSB
500 Delaware Avenue, 11th Floor
Wilmington, Delaware 19801
Tel. No: [***]
Facsimile No: [***]
Attention: Corporate Trust / Mello 2024-1
Email: [***]

or at such other address or facsimile number as may be designated in writing by such intended party to the party giving such notice. Any such instruction, notice, request, demand and other communications shall be deemed given (i) if personally delivered, when received, (ii) if sent by certified mail overnight delivery, when received, and (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means; provided, however, any notice pursuant to Section 11.1 shall be deemed given only when received.

Notwithstanding any provisions of this Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Notes.
If the Issuer mails a notice or communication to Noteholders, it shall mail a copy to the Indenture Trustee at the same time.
(b)    Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first class postage prepaid, to each Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.
Section 13.2.    Communication by Noteholders with Other Noteholders.
Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or the Notes.
Section 13.3.    Certificate as to Conditions Precedent.
Upon any request or application by the Issuer to the Indenture Trustee to take any action under this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer’s Certificate in form and substance reasonably satisfactory to the Indenture Trustee (which shall include the statements set forth in Section 13.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with.
Section 13.4.    Statements Required in Certificate.
Each certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a)    a statement that the Person giving such certificate has read such covenant or condition;
(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;
(c)    a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)    a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.
Section 13.5.    Rules by the Indenture Trustee.
The Indenture Trustee may make reasonable rules for action by or at a meeting of Noteholders.
Section 13.6.    No Recourse Against Others.
An Authorized Officer, employee or Holder of any securities of the Issuer, as such, shall not have any liability for any obligations of the Issuer under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability.
Section 13.7.    Duplicate Originals.
The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.
Section 13.8.    Benefits of Indenture.
Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 13.9.    Payment on Business Day.
In any case where any Payment Date, redemption date or maturity date of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date, redemption date, or maturity date; provided, that no interest shall accrue for the period from and after such Payment Date, redemption date, or maturity date, as the case may be.

Section 13.10.    Governing Law.
The laws of the State of New York, including, without limitation, the UCC and Section 5-1401 and 1402 of the General Obligations Law, but excluding any other conflicts of laws principles, shall govern and be used to construe this Indenture and the Notes and the rights and duties of the Issuer, Indenture Trustee, Note Registrar, Securities Intermediary, Note Calculation Agent, Noteholders and Note Owners.
Section 13.11.    Waiver of Jury Trial.
Each of the parties hereto hereby waives, to the fullest extent permitted by applicable law, any right that it may have to a trial by jury in respect to any legal action or proceeding relating to this Indenture.
Section 13.12.    Successors.
All agreements of the Issuer in this Indenture and the Notes shall bind its successor; provided, that the Issuer may not assign its obligations or rights under this Indenture or any Program Agreement. All agreements of the Indenture Trustee in this Indenture shall bind its successor.
Section 13.13.    Severability.
In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 13.14.    Counterpart Originals; Electronic Signatures.
The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Each of the parties agree that this Indenture and any other documents to be delivered in connection herewith and therewith may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider as specified in writing to the Indenture Trustee) appearing on this Indenture or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Indenture and such other documents may be made by facsimile, email or other electronic transmission.
Section 13.15.    Table of Contents, Headings, etc.
The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.16.    No Bankruptcy Petition Against the Issuer.
Each of the Noteholders, by its acceptance of an interest in a Note, will be deemed to covenant and agree, and each of the Servicer and the Indenture Trustee hereby covenants and agrees that, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting, against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, that nothing in this Section 13.16 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Issuer pursuant to this Indenture. In the event that any such Noteholder or the Indenture Trustee takes action in violation of this Section 13.16, the Issuer shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Noteholder or the Indenture Trustee against the Issuer or the commencement of such action and raising the defense that such Noteholder or the Indenture Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.16 shall survive the termination of this Indenture, and the resignation or removal of the Indenture Trustee.
Section 13.17.    No Recourse.
The obligations of the Issuer under this Indenture are solely the obligations of the Issuer. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon this Indenture or any other Program Agreement against any employee, officer, trustee, settlor, Affiliate, agent or servant of the Issuer. Fees, expenses or costs payable by the Issuer hereunder shall be payable by the Issuer only on a Payment Date and only to the extent that funds are then available or thereafter become available for such purpose pursuant to Article VI. This Section 13.17 shall survive the termination of this Indenture.
Section 13.18.    Third Party Beneficiaries.
The parties to this Indenture acknowledge and agree that, notwithstanding anything contained in this Indenture to the contrary, each of the Owner Trustee and the Mortgage Loan Custodian are intended to be, and are hereby made, a third party beneficiary under this Indenture, entitled to enforce its respective rights hereunder as if a party hereto.
Section 13.19.    Liability of Owner Trustee.
It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered on behalf of the Issuer by Wilmington Savings Fund Society, FSB (“Wilmington Savings”), not individually or personally but solely in its capacity as owner trustee of the Issuer (in such capacity, the “Owner Trustee”), in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (ii) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by Wilmington Savings but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Savings, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) Wilmington Savings has not made and will not make any investigation into the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture and (v) under no circumstances shall Wilmington Savings be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer hereunder or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective duly authorized officers as of the day and year above first written.
MELLO WAREHOUSE SECURITIZATION TRUST 2026-1, as Issuer
By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Devon C. A. Reverdito
Name: Devon C. A. Reverdito
Title: Vice President

Indenture (Mello 2026-1)

LOANDEPOT.COM, LLC, as Servicer

By:/s/ David Hayes
Name: David Hayes
Title: CFO
Indenture (Mello 2026-1)

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee and Note Calculation Agent

By:/s/ William Semsch
Name: William Semsch
Title: Vice President
Indenture (Mello 2026-1)

U.S. BANK NATIONAL ASSOCIATION,
as Standby Servicer and Securities Intermediary

By:/s/ William Semsch
Name: William Semsch
Title: Vice President

Indenture (Mello 2026-1)

With respect to Section 4.4:

CLAYTON SERVICES LLC

By: /s/ Anthony Neske
Name: Anthony Neske
Title: Senior Vice President

Indenture (Mello 2026-1)

SCHEDULE I

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS
In addition to the representations, warranties and covenants contained in the Indenture and the other Program Agreements, to induce the Indenture Trustee to enter into the Indenture, the Issuer hereby represents, warrants, and covenants (such representations, warranties and covenants, “Perfection Representations”) to the Indenture Trustee as to itself as follows, on the date of this Indenture:
General
1.    The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee for the benefit of the Noteholders, which security interest is prior to all other Liens, excepting those liens described in paragraph 5 below, and is enforceable as such against creditors of and purchasers from the Issuer.
2.    The Collateral (other than the Accounts and any money) constitutes “accounts,” “general intangibles,” “payment intangibles,” “instruments” or “investment property,” each within the meaning of the UCC as in effect in the State of New York.
3.    Each of the Buyer’s Account, the Payment Account and any other account established pursuant to the Program Agreements (other than accounts established under the Intercreditor Documents), and all subaccounts thereof, constitutes either a deposit account or a securities account within the meaning of the UCC as in effect in the State of New York.
4.    All of the Collateral that constitutes Security Entitlements have been and will be credited to a securities accounts (as set forth below). The securities intermediary for each securities account has agreed to treat all assets (other than cash) credited to the securities accounts as “financial assets” within the meaning of the applicable UCC
Creation

5.    The Issuer owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person, excepting only (i) liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a Lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding and (ii) the Owner Trustee Lien.
6.    The Issuer has received all consents and approvals required by the terms of the Collateral that constitute accounts, general intangibles, instruments or Security Entitlements to grant to the Indenture Trustee a security interest in all of its interest and rights in such Collateral hereunder.
S-I-1

Perfection
7.    The Issuer has caused or will have caused, within ten days after the effective date of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral (which may be perfected by the filing of a financing statement) granted by the Issuer to the Indenture Trustee (for the benefit of the Noteholders) hereunder; the Indenture Trustee has or shall at the time of acquisition by the Issuer have in its possession all original copies of the security certificates that constitute or evidence the Collateral that are certificated securities; all financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Collateral shall describe such Collateral and contain a statement that: “A purchase of or acquisition of a security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee.”
8.    With respect to the Collateral that constitutes an instrument: (i) all executed copies of each such instrument have been delivered to a custodian or the Indenture Trustee; and (ii) if such instruments are in the possession of a custodian, then the Issuer has received a written acknowledgment from (a) such custodian that such custodian is holding such instruments solely on behalf and for the benefit of the Indenture Trustee or (b) the custodian received possession of such instruments after the Issuer has received a written acknowledgment from such custodian that such custodian is acting solely as bailee for, as agent of or for the benefit of the Indenture Trustee.
9.    With respect to the Buyer’s Account, the Payment Account, and any other account established pursuant to the Program Agreements, and all subaccounts thereof, to the extent any of the foregoing constitute deposit accounts, the Indenture Trustee has exclusive control and sole right of withdrawal with respect to the funds in such accounts.
10.    With respect to the Buyer’s Account, the Payment Account, any other account established pursuant to the Program Agreements, and all subaccounts thereof, to the extent any of the foregoing constitute securities accounts or Security Entitlements, the Issuer has caused or will have caused, within ten days after the effective date of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in such Collateral to the Indenture Trustee; and the Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to such accounts without further consent by the Issuer.
11.    With respect to the Collateral that constitute certificated securities (other than Security Entitlements), all executed copies of each security certificate that constitute or evidence such Collateral have been delivered to the Indenture Trustee, and each such certificate either (i) is in bearer form, (ii) has been indorsed by an effective indorsement to the Indenture Trustee or in blank, or (iii) has been registered in the name of the Indenture Trustee.
S-I-2

Priority

12.    Other than the transfer of the Purchased Assets to the Issuer under the Master Repurchase Agreement, the security interest granted to the Issuer pursuant to the Master Repurchase Agreement, the security interest granted to the Indenture Trustee pursuant to the Indenture and the Owner Trustee Lien, none of the Seller or the Issuer has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Assets or Collateral, as applicable, or the Buyer’s Account, the Payment Account, any other account established pursuant to the Program Agreements, or any subaccount thereof. None of the Seller or the Issuer has authorized the filing of, or is aware of any financing statements against the Seller or the Issuer that include a description of collateral covering the Purchased Assets or the Collateral, as applicable, or the Buyer’s Account, the Payment Account, any other account established pursuant to the Program Agreements, or any subaccount thereof, other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder, the security interest granted to the Issuer under the Master Repurchase Agreement or that has been terminated.
13.    Neither the Issuer nor the Seller is aware of any judgment, ERISA or tax lien filings against either the Seller or the Issuer.
14.    None of the instruments or certificated securities that constitute or evidence the Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee hereunder or to the Issuer pursuant to the Master Repurchase Agreement.
15.    None of the Buyer’s Account, the Payment Account, any other accounts established pursuant to the Program Agreements (other than accounts established under the Intercreditor Documents), or any subaccount thereof, to the extent any of the foregoing constitute securities accounts, are in the name of any person other than the Indenture Trustee. The Issuer has not consented to the securities intermediary of any accounts that constitute securities accounts to comply with entitlement orders of any person other than the Indenture Trustee.
16.    None of the Buyer’s Account, the Payment Account, any other accounts established pursuant to the Program Agreements (other than accounts established under the Intercreditor Documents), or any subaccount thereof, to the extent any of the foregoing constitute deposit accounts, are in the name of any persons other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining any such account that constitutes a deposit account to comply with instructions of any person other than the Indenture Trustee.
17.    Survival of Perfection Representations. Notwithstanding any other provision of the Master Repurchase Agreement and the Indenture or any other Program Agreement, the Perfection Representations contained in this Schedule I shall be continuing, and remain in full force and effect (notwithstanding any termination of the Program Agreements or any replacement of the Servicer or termination of the Servicer’s rights to act as such) until such time as all obligations under the Indenture have been finally and fully paid and performed.
S-I-3

18.    No Waiver. The parties to the Indenture: (i) shall not, without obtaining a confirmation of the then-current rating of all outstanding Classes of Notes, waive any of the Perfection Representations; and (ii) shall provide the Rating Agency with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of all outstanding Classes of Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

S-I-4

SCHEDULE II

SERVICING ADDENDUM
1.    Subservicers
The Servicer and the Standby Servicer are permitted to perform any of its servicing duties and obligations through one or more subservicers, agents or delegates, which may be Affiliates of the Servicer or Standby Servicer, as applicable. Notwithstanding any such arrangement, the Servicer or Standby Servicer, as applicable, shall remain liable and obligated to the Indenture Trustee and the Noteholders for the Servicer’s duties and obligations under this Indenture, without any diminution of such duties and obligations and as if the Servicer itself were performing such duties and obligations.
2.    Indemnity
The Servicer shall indemnify and hold harmless each of the Issuer, the Owner Trustee, the Standby Servicer (so long as the Standby Servicer is not the Servicer), the Collateral Agent, the Administrator and the Indenture Trustee (the “Servicer Indemnified Parties”) from and against any and all loss, claim, liability, expense, including the reasonable compensation and the expenses and disbursements of such agents, representatives, servicers, experts and counsel as the Servicer Indemnified Parties may reasonably employ in connection with the exercise and performance of their powers and duties in connection therewith including taxes (other than taxes based on the income of the Servicer Indemnified Parties), damage or injury suffered or sustained, including reasonable legal fees and expenses incurred in connection with enforcing the indemnification and other contractual obligations of the Servicer by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with the acceptance of the trusts or activities hereunder or any Program Agreement, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim (whether asserted by the Seller, the Servicer or any other Person); provided, however, that the Servicer shall not indemnify the aforementioned parties, or their directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute bad faith, negligence (gross negligence in the case of the Owner Trustee) or willful misconduct by such Person (as agreed to by the applicable Servicer Indemnified Party or determined by a court of competent jurisdiction). This provision shall survive the termination of this Indenture and the resignation and removal of the Servicer.
3.    Advances
In the course of performing its servicing obligations, the Servicer shall pay all reasonable and customary “out-of-pocket” costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the mortgaged properties, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of mortgaged properties acquired in
S-II-1

satisfaction of the related mortgage, (iv) tax payments, insurance premiums, and other charges, and (v) obtaining broker price opinions (each such expenditure a “Servicing Advance”).
The Servicing Advances shall be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The Servicer’s right to reimbursement for Servicing Advances will be limited to late collections on the related mortgage loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts as may be collected by the Servicer from the related mortgagor or otherwise relating to the mortgage loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the Servicer, in which event reimbursement will be made to the Servicer from general funds in the Payment Account prior to any payments on the Notes.
4.    Request for Release of Documents
From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Mortgage Loan Custodian is authorized pursuant to the Mortgage Loan Custodial and Disbursement Agreement, upon written receipt from Servicer of a request for release of documents and receipt to release to Servicer the related Mortgage Loan File or the documents set forth in such request and receipt to Servicer. Servicer promptly shall return to the Mortgage Loan Custodian the Mortgage Loan File or other such documents when the Servicer’s need therefor no longer exists, unless the related Mortgage Loan shall be liquidated, in which case, the Servicer shall deliver an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Mortgage Loan Custodian, and the related documents shall be released by the Mortgage Loan Custodian to the Servicer pursuant to the Mortgage Loan Custodial and Disbursement Agreement.
5.    Transfer of Servicing
In the event a Servicing Termination Event occurs, the Servicer agrees at its sole expense to take all reasonable and customary actions, to assist the Issuer, Indenture Trustee, Collateral Agent and Standby Servicer in effectuating and evidencing transfer of servicing to Standby Servicer in compliance with applicable law [***] the occurrence of a Servicing Termination Event (the “Servicing Transfer Date”), including:
(a)    Notice to Mortgagors. The Servicer shall mail to the mortgagor of each Purchased Mortgage Loan, by such date as may be required by law, a letter advising the mortgagor of the transfer of the servicing thereof to a Trust Officer of the Standby Servicer. The Servicer shall promptly provide a Trust Officer of the Standby Servicer with copies of all such letters. The Indenture Trustee shall cause the Standby Servicer to mail a letter to each such mortgagor advising such mortgagor that the Standby Servicer is the new servicer of the related Purchased Mortgage Loan. Such letter shall be mailed by such date as may be required by applicable law.
(b)    Notice to Taxing Authorities, Insurance Companies and HUD (if applicable). The Servicer shall transmit or cause to be transmitted to the applicable taxing authorities and insurance companies (including primary mortgage insurers, if applicable) and/or agents, [***],
S-II-2

written notification of the transfer of the servicing to the Standby Servicer and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Standby Servicer from and after the Servicing Transfer Date. The Servicer shall promptly provide a Trust Officer of the Standby Servicer with copies of all such notices.
(c)    Assignment and Endorsements. The Servicer shall, at its own cost and expense, prepare and/or complete endorsements to Mortgage Notes and assignments of Mortgages (including any interim endorsements or assignments) prior to the Servicing Transfer Date.
(d)    Delivery of Servicing Records. The Servicer shall forward to the Standby Servicer, [***], all Asset Tapes related to the Purchased Mortgage Loans subject to transfer, Servicing Records, Mortgage Loan Files and any other Mortgage Loan Documents in the Servicer’s (or any subservicer’s) possession relating to each Purchased Mortgage Loan.
(e)    Escrow Payments. The Servicer shall provide the Standby Servicer on or before the Servicing Transfer Date with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the Purchased Mortgage Loans. The Servicer shall provide the Standby Servicer on or before the Servicing Transfer Date with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Standby Servicer to reconcile the amount of such payment with the accounts of the Purchased Mortgage Loans. Additionally, the Servicer shall wire to the Standby Servicer on or before the Servicing Transfer Date the amount of any agency, trustee or prepaid Purchased Mortgage Loan payments and all other similar amounts held by the Servicer (or any subservicer).
(f)    Payoffs and Assumptions. The Servicer shall provide to the Standby Servicer, on or before the Servicing Transfer Date, copies of all assumption and payoff statements generated by the Servicer (or any subservicer), on the Purchased Mortgage Loans.
(g)    Mortgage Payments Received Prior to Servicing Transfer Date. The Servicer shall forward by wire transfer, on or before the Servicing Transfer Date, all payments received by the Servicer (or any subservicer) on each Purchased Mortgage Loan prior to the Servicing Transfer Date to the Indenture Trustee.
(h)    Mortgage Payments Received After Servicing Transfer Date. The Servicer shall forward the amount of any monthly payments received by the Servicer (or any subservicer) after the Servicing Transfer Date to the Standby Servicer by overnight mail on the date of receipt. The Servicer shall notify the Standby Servicer of the particulars of the payment, which notification requirement shall be satisfied (except with respect to Purchased Mortgage Loans then in foreclosure or bankruptcy) if the Servicer (or any subservicer) forwards with its payments sufficient information to the Standby Servicer. The Servicer shall assume full responsibility for the necessary and appropriate legal application of monthly payments received by the Servicer (or any subservicer) after the Servicing Transfer Date with respect to Purchased Mortgage Loans then in foreclosure or bankruptcy; provided, however, necessary and appropriate legal application of such monthly payments shall include, but not be limited to, endorsement of a Purchased Mortgage Loan monthly payment to the Standby Servicer with the particulars of the
S-II-3

payment such as the account number, dollar amount, date received and any special mortgage application instructions.
(i)    Reconciliation. [***], the Servicer shall reconcile principal balances and make any monetary adjustments reasonably required by the Standby Servicer. Any such monetary adjustments will be transferred between the Servicer and Standby Servicer, as appropriate.
(j)    IRS Forms. The Servicer shall timely file all IRS forms which are required to be filed in relation to the servicing and ownership of the Purchased Mortgage Loans. The Servicer shall provide copies of such forms to the Standby Servicer upon request and shall reimburse the Standby Servicer for any costs or penalties incurred by the Standby Servicer due to the Servicer’s failure to comply with this paragraph.
(k)    Boarding Fee. Together with the delivery of Servicing Records, the Servicer shall remit to the Standby Servicer a boarding fee equal to [***].

S-II-4

EXHIBIT A-1

FORM OF RULE 144A GLOBAL NOTE
[CLASS ___]
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH HEREIN.
THE HOLDER HEREOF, BY PURCHASING THIS NOTE, (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), AND (2) AGREES FOR THE BENEFIT OF MELLO WAREHOUSE SECURITIZATION TRUST 2026-1 (THE “ISSUER”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN THE CASE OF THIS CLAUSE (C) TO RECEIPT OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE ACCEPTABLE TO THE ISSUER, THE INDENTURE TRUSTEE AND THE INITIAL PURCHASERS, TO THE EFFECT THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER HAS BEEN MADE IN COMPLIANCE WITH OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
[CLASS A, CLASS B, CLASS C AND CLASS D NOTES: BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST THEREIN, THE HOLDER SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT, AND FOR SO LONG AS IT HOLDS ANY BENEFICIAL INTEREST IN THIS NOTE WILL NOT BE (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN AND SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”),
EX A-1-1

(III) AN ENTITY ANY OF THE ASSETS OF WHICH ARE DEEMED TO BE “PLAN ASSETS” (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATION”)) (EACH OF (I), (II) AND (III), A “BENEFIT PLAN INVESTOR”), (IV) A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON U.S. LAWS THAT ARE SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), OR (V) AN ENTITY ANY OF THE ASSETS OF WHICH ARE (OR ARE DEEMED FOR PURPOSES OF SIMILAR LAW TO BE) PLAN ASSETS OF ANY SUCH GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, OR (B)(X) IN THE CASE OF A BENEFIT PLAN INVESTOR OR A PLAN SUBJECT TO SIMILAR LAW, ITS ACQUISITION, HOLDING AND DISPOSITION OF A NOTE (INCLUDING A PROPORTIONATE INTEREST IN THE ISSUER’S UNDERLYING ASSETS) WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR VIOLATION OF SIMILAR LAW AND (Y) IN THE CASE OF A BENEFIT PLAN INVESTOR, IT HAS, BY PURCHASE OF A NOTE OR ANY INTEREST THEREIN, (I) APPOINTED THE SELLER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE COLLATERAL AGENT, ANY SERVICER OR ANY SUCCESSOR SERVICERS, THE ADMINISTRATOR, THE INITIAL PURCHASERS OR ANY OTHER TRANSACTION PARTY (EACH, A “TRANSACTION PARTY”) TO ITS RESPECTIVE ROLE, (II) DIRECTED THE ISSUER TO ACQUIRE RIGHTS UNDER THE MASTER REPURCHASE AGREEMENT AND PURCHASE THE PURCHASED MORTGAGE LOANS THEREUNDER AND OTHER RELATED DOCUMENTS, ACCOUNTS AND AGREEMENTS, (III) DIRECTED THE TRANSACTION PARTIES TO TAKE ALL ACTIONS UNDER THE AGREEMENTS GOVERNING THE ACTIVITIES AND SERVICES OF THE TRANSACTION PARTIES, INCLUDING THOSE ACTIONS THAT MAY BE SPECIFIED UNDER THE AGREEMENTS GOVERNING THE ACTIVITIES AND SERVICES OF THE TRANSACTION PARTIES AND EVEN THOUGH SUCH ACTIONS MAY NOT BE INDIVIDUALLY IDENTIFIED IN SUCH AGREEMENTS AND (IV) ACKNOWLEDGED THAT IT DOES NOT CONSIDER ANY TRANSACTION PARTY TO BE A FIDUCIARY FOR PURPOSES OF ERISA AND SECTION 4975 OF THE CODE WITH RESPECT TO THE ASSETS OF THE BENEFIT PLAN INVESTOR.]
[CLASS E AND CLASS F NOTES: BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST THEREIN, THE HOLDER SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) IT IS NOT, AND FOR SO LONG AS IT HOLDS ANY BENEFICIAL INTEREST IN THIS NOTE WILL NOT BE (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN AND SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (III) AN ENTITY ANY OF THE ASSETS OF WHICH ARE DEEMED TO BE “PLAN ASSETS” (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA), AND (B) IF IT IS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN THAT IS SUBJECT TO ANY
EX A-1-2

FEDERAL, STATE, LOCAL OR NON-U.S. LAWS THAT ARE SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), OR AN ENTITY ANY OF THE ASSETS OF WHICH ARE (OR ARE DEEMED FOR PURPOSES OF SIMILAR LAW TO BE) PLAN ASSETS OF ANY SUCH GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, ITS ACQUISITION, HOLDING AND DISPOSITION OF A NOTE (INCLUDING A PROPORTIONATE INTEREST IN THE ISSUER’S UNDERLYING ASSETS) WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF SIMILAR LAW.]
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

EX A-1-3

RULE 144A GLOBAL NOTE
[CLASS ___]

CUSIP No.: [___]	Initial Note Balance of this Note as of the Closing Date: $__________
CLASS [A][B][C][D][E][F] No.: [___]	Class Note Balance of all of the Class [___] Notes as of the Closing Date: $___________

MELLO WAREHOUSE SECURITIZATION TRUST 2026-1, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [__________], (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal amount of [___________________] DOLLARS (U.S. $[_________]) on the Final Stated Maturity Date, unless there are funds available to pay the principal amount of this note in full on the Expected Maturity or the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise, and (b) subject to the terms and provisions of the Indenture, interest thereon on each Payment Date, commencing in May 2026, at the Note Rate for the [Class A][Class B][Class C][Class D][Class E][Class F] Notes, until the principal hereof is paid in full or duly provided for.
This Note is one of a duly authorized issue of Notes of the Issuer, designated as the “Mello Warehouse Securitization Notes, Series 2026-1, [Class A][Class B][Class C][Class D] [Class E][Class F]” (the “[Class A][Class B][Class C][Class D][Class E][Class F] Notes”), issued under and pursuant to the Indenture dated as of April 27, 2026 (the “Indenture”), by and among the Issuer, loanDepot.com, LLC, as servicer, U.S. Bank Trust Company, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as note calculation agent, and U.S. Bank National Association, as standby servicer and as securities intermediary. This Note is subject to the terms of the Indenture. All capitalized terms used in this Note and not otherwise defined shall have the meanings assigned to them in the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
Except under certain circumstances set forth in the Indenture, the Notes are issuable only in registered, certificated form without coupons in minimum denominations of $25,000 and any integral multiple of $1 in excess thereof.
This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
Unless the certificate of authentication hereon has been duly executed by the Indenture Trustee by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
EX A-1-4

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS OR CHOICE OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
THE HOLDER OF THIS NOTE HEREBY AGREES THAT IT SHALL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING, OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW, FOR ONE YEAR AND ONE DAY AFTER THE LATEST MATURING NOTE ISSUED BY THE ISSUER IS PAID.

EX A-1-5

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

MELLO WAREHOUSE SECURITIZATION TRUST 2026-1

        By:     Wilmington Savings Fund Society,
            FSB, not in its individual capacity
        but solely as Owner Trustee

    By:
    Name:
    Title:

Dated: ________________, 20____

EX A-1-6

CERTIFICATE OF AUTHENTICATION

This is one of the Class [A] [B] [C] [D] [E] [F] Notes referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
    as Indenture Trustee

    By:
        Authorized Signatory

Dated: ________________, 20____

EX A-1-7

ASSIGNMENT

FOR VALUE RECEIVED THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________ Attorney to transfer said Note on the books of the Note Registrar, with full power of substitution in the premises.

Dated:

                                                */
                                Signature Guaranteed:

                                                */

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company. Notarized or witnessed signatures are not acceptable.
EX A-1-8

EXHIBIT A-2

FORM OF RULE 144A DEFINITIVE NOTE
[CLASS ___]
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH HEREIN.
THE HOLDER HEREOF, BY PURCHASING THIS NOTE, (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), AND (2) AGREES FOR THE BENEFIT OF MELLO WAREHOUSE SECURITIZATION TRUST 2026-1 (THE “ISSUER”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN THE CASE OF THIS CLAUSE (C) TO RECEIPT OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE ACCEPTABLE TO THE ISSUER, THE INDENTURE TRUSTEE AND THE INITIAL PURCHASERS, TO THE EFFECT THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER HAS BEEN MADE IN COMPLIANCE WITH OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
[CLASS A, CLASS B, CLASS C AND CLASS D NOTES: BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST THEREIN, THE HOLDER SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT, AND FOR SO LONG AS IT HOLDS ANY BENEFICIAL INTEREST IN THIS NOTE WILL NOT BE (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN AND SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) AN ENTITY ANY OF THE ASSETS OF WHICH ARE DEEMED TO BE “PLAN
EX A-2-1

ASSETS” (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATION”)) (EACH OF (I), (II) AND (III), A “BENEFIT PLAN INVESTOR”), (IV) A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON U.S. LAWS THAT ARE SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), OR (V) AN ENTITY ANY OF THE ASSETS OF WHICH ARE (OR ARE DEEMED FOR PURPOSES OF SIMILAR LAW TO BE) PLAN ASSETS OF ANY SUCH GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, OR (B)(X) IN THE CASE OF A BENEFIT PLAN INVESTOR OR A PLAN SUBJECT TO SIMILAR LAW, ITS ACQUISITION, HOLDING AND DISPOSITION OF A NOTE (INCLUDING A PROPORTIONATE INTEREST IN THE ISSUER’S UNDERLYING ASSETS) WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR VIOLATION OF SIMILAR LAW AND (Y) IN THE CASE OF A BENEFIT PLAN INVESTOR, IT HAS, BY PURCHASE OF A NOTE OR ANY INTEREST THEREIN, (I) APPOINTED THE SELLER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE COLLATERAL AGENT, ANY SERVICER OR ANY SUCCESSOR SERVICERS, THE ADMINISTRATOR, THE INITIAL PURCHASERS OR ANY OTHER TRANSACTION PARTY (EACH, A “TRANSACTION PARTY”) TO ITS RESPECTIVE ROLE, (II) DIRECTED THE ISSUER TO ACQUIRE RIGHTS UNDER THE MASTER REPURCHASE AGREEMENT AND PURCHASE THE PURCHASED MORTGAGE LOANS THEREUNDER AND OTHER RELATED DOCUMENTS, ACCOUNTS AND AGREEMENTS, (III) DIRECTED THE TRANSACTION PARTIES TO TAKE ALL ACTIONS UNDER THE AGREEMENTS GOVERNING THE ACTIVITIES AND SERVICES OF THE TRANSACTION PARTIES, INCLUDING THOSE ACTIONS THAT MAY BE SPECIFIED UNDER THE AGREEMENTS GOVERNING THE ACTIVITIES AND SERVICES OF THE TRANSACTION PARTIES AND EVEN THOUGH SUCH ACTIONS MAY NOT BE INDIVIDUALLY IDENTIFIED IN SUCH AGREEMENTS AND (IV) ACKNOWLEDGED THAT IT DOES NOT CONSIDER ANY TRANSACTION PARTY TO BE A FIDUCIARY FOR PURPOSES OF ERISA AND SECTION 4975 OF THE CODE WITH RESPECT TO THE ASSETS OF THE BENEFIT PLAN INVESTOR.]
[CLASS E AND CLASS F NOTES: BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST THEREIN, THE HOLDER SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) IT IS NOT, AND FOR SO LONG AS IT HOLDS ANY BENEFICIAL INTEREST IN THIS NOTE WILL NOT BE (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN AND SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (III) AN ENTITY ANY OF THE ASSETS OF WHICH ARE DEEMED TO BE “PLAN ASSETS” (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA), AND (B) IF IT IS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAWS THAT ARE SUBSTANTIALLY
EX A-2-2

SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), OR AN ENTITY ANY OF THE ASSETS OF WHICH ARE (OR ARE DEEMED FOR PURPOSES OF SIMILAR LAW TO BE) PLAN ASSETS OF ANY SUCH GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, ITS ACQUISITION, HOLDING AND DISPOSITION OF A NOTE (INCLUDING A PROPORTIONATE INTEREST IN THE ISSUER’S UNDERLYING ASSETS) WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF SIMILAR LAW.]

EX A-2-3

RULE 144A DEFINITIVE NOTE
[CLASS ___]

CUSIP No.: [___]	Initial Note Balance of this Note as of the Closing Date: $__________
CLASS [A][B][C][D][E][F] No.: [___]	Class Note Balance of all of the Class [___] Notes as of the Closing Date: $___________

MELLO WAREHOUSE SECURITIZATION TRUST 2026-1, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [__________], (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal amount of [___________________] DOLLARS (U.S. $[_________]) on the Final Stated Maturity Date, unless there are funds available to pay the principal amount of this note in full on the Expected Maturity or the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise, and (b) subject to the terms and provisions of the Indenture, interest thereon on each Payment Date, commencing in May 2026, at the Note Rate for the [Class A][Class B][Class C][Class D][Class E][Class F] Notes, until the principal hereof is paid in full or duly provided for.
This Note is one of a duly authorized issue of Notes of the Issuer, designated as the “Mello Warehouse Securitization Notes, Series 2026-1, [Class A][Class B][Class C][Class D] [Class E][Class F]” (the “[Class A][Class B][Class C][Class D][Class E][Class F] Notes”), issued under and pursuant to the Indenture dated as of April 27, 2026 (the “Indenture”), by and among the Issuer, loanDepot.com, LLC, as servicer, and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”). This Note is subject to the terms of the Indenture. All capitalized terms used in this Note and not otherwise defined shall have the meanings assigned to them in the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
Except under certain circumstances set forth in the Indenture, the Notes are issuable only in registered, certificated form without coupons in minimum denominations of $25,000 and any integral multiple of $1 in excess thereof.
This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
Unless the certificate of authentication hereon has been duly executed by the Indenture Trustee by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO
EX A-2-4

AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS OR CHOICE OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
THE HOLDER OF THIS NOTE HEREBY AGREES THAT IT SHALL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING, OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW, FOR ONE YEAR AND ONE DAY AFTER THE LATEST MATURING NOTE ISSUED BY THE ISSUER IS PAID.

EX A-2-5

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

MELLO WAREHOUSE SECURITIZATION TRUST 2026-1

        By:     Wilmington Savings Fund Society,
            FSB, not in its individual capacity
        but solely as Owner Trustee

    By:
    Name:
    Title:

Dated: ________________, 20____

EX A-2-6

CERTIFICATE OF AUTHENTICATION

This is one of the Class [A] [B] [C] [D] [E] [F] Notes referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
    as Indenture Trustee

    By:
        Authorized Signatory

Dated: ________________, 20____

EX A-2-7

ASSIGNMENT

FOR VALUE RECEIVED THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________ Attorney to transfer said Note on the books of the Note Registrar, with full power of substitution in the premises.

Dated:

                                                */
                                Signature Guaranteed:

                                                */

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company. Notarized or witnessed signatures are not acceptable.
EX A-2-8

EXHIBIT B-1

FORM OF MONTHLY PAYMENT DATE STATEMENT (PRE-DEFAULT PERIOD)

[***]
EX B-1-1

EXHIBIT B-2

FORM OF MONTHLY PAYMENT DATE STATEMENT (TERMED OUT)

[***]
EX B-2-1

EXHIBIT C

FORM OF INVESTOR CERTIFICATION
[Date]

U.S. Bank Trust Company, National Association 190 S. LaSalle Street, 7th Floor MK-IL-SL7R Chicago, Illinois 60603 Attention: Mello Warehouse Securitization Trust 2026-1

Re:    Mello Warehouse Securitization Trust 2026-1, Class [__]
Reference is made to the Indenture, dated as of April 27, 2026 (the “Indenture”), by and among Mello Warehouse Securitization Trust 2026-1, as issuer (the “Issuer”), loanDepot.com, LLC, as servicer, U.S. Bank National Association, as Standby Servicer and Securities Intermediary, and U.S. Bank Trust Company, National Association, as Indenture Trustee and Note Calculation Agent with respect to the above-referenced securities (the “Securities”). In accordance with the requirements of Section 9.6 of the Indenture, the undersigned hereby certifies and agrees as follows:
1.    The undersigned is a [Noteholder][Certificateholder][Beneficial Owner] of the Securities as evidenced by the [screen shot][beneficial holder form] attached hereto.
2.    Any notices of a bid (including, without limitation, a Winning Bid) given by the Indenture Trustee pursuant to Section 9.6 of the Indenture shall be provided to the undersigned at the following address: [Insert Name, Address, E-mail and Telephone Number for investor].
Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.
IN WITNESS WHEREOF, the undersigned has or shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the day and year written above.
    [Noteholder][Certificateholder][Beneficial Owner]
By:
Name:
Title:
Company:
Phone:
EX C-1

EXHIBIT D-1

FORM OF MONTHLY SERVICER REPORT

(Prior to the occurrence and continuance of an Event of Default under the Master Repurchase Agreement)

(Only reporting fields are shown)

[***]

EX D-1

EXHIBIT D-2

FORM OF MONTHLY SERVICER REPORT

(Upon the occurrence and continuance of an Event of Default under the Master Repurchase Agreement)

(Only reporting fields shown)

EX D-2

EXHIBIT E

UNDERWRITING GUIDELINES

UNDERWRITING GUIDELINES FOR JUMBO MORTGAGE LOANS

[***]
EX E-1